UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-214

SENTINEL GROUP FUNDS, INC.
(Exact name of registrant as specified in charter)

National Life Drive, Montpelier, Vermont			05604
(Address of principal executive offices)			(Zip code)

Sentinel Asset Management, Inc. National Life Drive, Montpelier, Vermont 05604
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(802) 229-3113

Date of fiscal year end:	November 30, 2015

Date of reporting period:	December 1, 2014 to November 30, 2015

Annual Report

November 30, 2015

Sentinel Common Stock Fund

Sentinel Mid Cap Fund

Sentinel Small Company Fund

Sentinel Balanced Fund

Sentinel Multi-Asset Income Fund

Sentinel Sustainable Core Opportunities Fund

Sentinel Sustainable Mid Cap Opportunities Fund

Sentinel International Equity Fund

Sentinel Government Securities Fund

Sentinel Low Duration Bond Fund

Sentinel Total Return Bond Fund

Sentinel Unconstrained Bond Fund

www.sentinelinvestments.com

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Table of Contents

4	Message to Shareholders

5	Understanding your Sentinel Funds Financial Statements

6	Sentinel Balanced Fund

13	Sentinel Common Stock Fund

18	Sentinel Government Securities Fund

23	Sentinel International Equity Fund

29	Sentinel Low Duration Bond Fund

35	Sentinel Mid Cap Fund

40	Sentinel Multi-Asset Income Fund

47	Sentinel Small Company Fund

52	Sentinel Sustainable Core Opportunities Fund

57	Sentinel Sustainable Mid Cap Opportunities Fund

62	Sentinel Total Return Bond Fund

68	Sentinel Unconstrained Bond Fund

74	Statement of Assets and Liabilities

78	Statement of Operations

80	Statement of Changes in Net Assets

86	Financial Highlights

96	Notes to Financial Statements

116	Report of Independent Registered Public Accounting Firm

117	Actual and Hypothetical Expenses for Comparison Purposes

118	Expenses

120	Additional Information for Shareholders

122	Board Approval of Investment Advisory Agreements

124	Directors & Officers

Message to Shareholders

Thomas H. Brownell President and Chief Executive Officer Sentinel Asset Management, Inc.

Dear Fellow Shareholders,

I am pleased to report that Sentinel accomplished a lot in fiscal year 2015. We continued to implement our corporate strategy that is designed to position the company for success in the years ahead. That strategy is focused on rationalizing our product offerings, and building out our investment teams with top notch, talented investment professionals. We also worked diligently last year to strengthen and expand our distribution relationships with key partners and alliances who value our investment process and philosophy. These enhancements should enable us to be a more focused competitor offering compelling investment solutions to you, our shareholders, in the years ahead.

Looking back, the capital markets were more volatile in the year ended November 30, 2015 than they have been in recent years. Despite equity markets reaching all-time highs in the first quarter, global equity markets sold off sharply during the third quarter on growing concerns of decelerating global growth, particularly in China. Commodity markets bore the brunt of this actual and projected slower economic growth, and accordingly, the Energy and Materials sectors of the equity markets dropped markedly in the last half of the fiscal year.

On the fixed income side, the corporate credit markets, despite relative calm in interest rates over the course of the year, also experienced recent bouts of significant volatility. Most notably the high yield market declined sharply during the last half of the year, again largely due to weakness in commodity prices and the corresponding impact on corporate profitability in those sectors.

Despite the recent weakness in the markets highlighted above, and the potential for lingering effects from the recent decline in commodity prices in the coming months, we are constructive as we look ahead into 2016. Our independent perspective on the markets that is supported by our Montpelier, Vermont location is essential to us maintaining our role as strong stewards of our clients’ capital. Furthermore, at least in part due to the market environment described above, we remain optimistic that many actively managed funds will prove to be excellent investment alternatives going forward. As active investors, we believe our focus on fundamental research and analysis, close attention to risk management, and a keen understanding of macroeconomic market conditions, all combined with a long-term perspective, can serve our clients well through calm and volatile markets alike.

So regardless of the market challenges that may lie ahead, we will continue to do what we do best - serve as steadfast stewards of our investors’ capital as that is the Sentinel standard.

Thank you for the trust you have placed in us. We value that trust and confidence, and we will continue to work diligently to meet your investment goals in the years ahead.

/s/ Thomas H. Brownell

This article contains the current opinions of the author but not necessarily those of Sentinel Investments.

The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

• a list of each investment

• the number of shares/par amount of each stock, bond or short-term note

• the market value of each investment

• the percentage of investments in each industry

• the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

• income earned from investments

• management fees and other expenses

• gains or losses from selling investments (known as realized gains or losses)

• gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

• operations — a summary of the Statement of Operations for the most recent period

• distributions — income and gains distributed to shareholders

• capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

• share price at the beginning of the period

• investment income and capital gains or losses

• income and capital gains distributions paid to shareholders

• share price at the end of the period

It also includes some key statistics for the period:

• total return — the overall percentage return of the fund, assuming reinvestment of all distributions

• expense ratio — operating expenses as a percentage of average net assets

• net income ratio — net investment income as a percentage of average net assets

• portfolio turnover — the percentage of the portfolio that was replaced during the period

Sentinel Balanced Fund

(Unaudited)

Daniel J. Manion, CFA Lead and Equity Portolio Manager Jason Doiron, FRM, PRM Fixed Income Portolio Manager

Performance Highlights

• The Sentinel Balanced Fund had a return of 0.56%* for the fiscal year ended November 30, 2015, compared to a same time period return of 2.75% for the Standard & Poor’s 500 Index, and a 0.97% return for the Barclays U.S. Aggregate Bond Index.

• The Fund’s Morningstar peer group of 943 Moderate Allocation (Balanced) funds posted an average return of -0.84% for the same time period. Over the past 3, 5 and 10 year periods, ended on November 30th, 2015, the Fund has consistently outperformed its peer group average.

Equity Market Review

Equity markets remained essentially flat for the fiscal year period, showing a marked degree of volatility in the latter part of the year. After a rather significant late summer drop in global equity markets, reacting to China’s weaker economic outlook, the domestic equity markets rebounded in the latter part of the year, erasing all annual losses. Questions still abound on the Federal Reserve’s stance on monetary policy, as industrial production has slowed down domestically, while consumer confidence has ebbed from prior stronger levels. Expectations for corporate earnings growth continue to trend down, as the latest earnings season pointed towards continuing headwinds in top line growth. Small capitalization stocks outperformed both large and mid-cap stocks for the fiscal year, rebounding to a larger degree in the latter part of the year. Sector leadership changed continuously through the year, but the Energy and Telecommunications sectors proved to be the major laggards for the year, with the Materials and Utilities close behind. The best performing sector was Consumer Discretionary, with Internet Retailing providing the lion’s share of the upside. The Information Technology and Health Care sectors also posted positive performance for the fiscal year.

Bond Market Review

Concerns emerging from late 2014 spilled over into 2015. Investors remained focused on an eventual unwind of Federal Reserve easing, the weight of a stronger dollar on corporate earnings, fading growth in China, and soft commodity prices. Even away from energy and metals, corporate balance sheets deteriorated in support of shareholder enriching activities including elevated buybacks and dividends.

As organic growth continues to be challenging and the corporate bond market remains open, we expect mergers and acquisitions to continue. Away from the Energy and other Commodity sectors, corporate issuance should remain strong. Investors should expect the market to continue to be bifurcated in early 2016 as Commodity sectors deal with anemic demand, weak spot prices, and elevated default risk. However, investors continue to seek income. Consequently, as earnings in other sectors remain more stable, so should credit spreads.

The Federal Reserve ended its unprecedented era of zero rates and in December increased rates in a well telegraphed move. Still, the language out of the Federal Reserve remained dovish and we expect the Federal Reserve to remain data dependent. While there is much ink spilled on geopolitical risks, the market will likely remain more responsive

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying port olio holdings.

to the accommodativeness of central banks, corporate earnings, assessment of the credit cycle, and angst over the meaning of weakness in commodities. During 2016, we intend to remain vigilant for evolving risks and continue to believe that flexibility will be critical to navigating the markets.

Key Performance Attribution

The Fund carried an overweight to equities, on average, of about 5% relative to the benchmark over the fiscal year ended November 30, 2015. As stocks outperformed investment grade bonds through this period, this allocation produced a positive impact on relative performance.

Within the equity portion of the Balanced Fund, the Fund’s stock selection in Consumer Staples, Information Technology and Energy benefitted the fund, as well as our underweight position in Utilities. In particular, our food products exposure worked well for us this year, namely Kraft Heinz and McCormick. Within Information Technology, our exposure to IT Services through Visa and Accenture, along with our Semiconductor exposure through Altera and Texas Instruments also added to performance. On the negative side, our underweight exposure to the strong performing Internet Retailing space detracted from performance, along with our bricks and mortar retail exposure, which is facing some recent difficulties as consumer traffic seems to be waning.

On the fixed income side, credit spreads widened over the course of the fiscal year. As a result, overweight positions in investment grade and high yield corporate securities, overall, had a moderately negative impact on relative performance. Security selection within the Fund’s Agency mortgage-backed securities allocation was a positive. Other selection effects were muted and moderately positive on a net basis. Our yield curve positioning worked against us over the fiscal year through a combination of carry and trading effects.

Portfolio Positioning and Outlook

The Sentinel Balanced Fund’s asset allocation as of November 30, 2015 was 64% stocks, 27% bonds and 9% cash and cash equivalents (short-term fixed-income instruments). While stock market indices remain near record levels, we remain optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently. Within fixed income, we continue to manage our overall exposure to rate volatility and credit risk, which has led to no exposure to treasuries and only a 1% exposure to high yield corporate bonds.

We believe the Sentinel Balanced Fund is well positioned to take advantage of the current market dynamics. We intend to maintain our focus on finding attractive opportunities for total long term returns and modest levels of risk in high-quality, large cap stocks. We plan to maintain a sizeable commitment to fixed-income securities in the Fund as a means of generating income and reducing risk.

/s/ Daniel J. Manion	/s/ Jason Doiron

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2005 — November 30, 2015

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2005 — November 30, 2015

Average Annual Total Returns (as of November 30, 2015)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	0.56%	-4.45%	-0.23%	-1.17%	0.79%
3 years	9.03	7.18	8.20	8.20	9.32
5 years	9.16	8.04	8.29	8.29	9.32
10 years	6.52	5.97	5.60	5.60	6.59

Class	Symbol
A	SEBLX
C	SBACX
I	SIBLX

Inception Date of the Fund — 11/15/38

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Balanced Fund Class A, C & I shares: A — 1.08%, C — 1.83%, I — 0.81%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risks. These risks may result in greater share price volatility. Convertible securities are subject to the risks associated with both fixed income securities and common stocks. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2015

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	62.6%
U.S. Government Obligations	23.5%
Domestic Corporate Bonds	10.4%
Foreign Stocks & ADR’s	1.8%
Cash and Other	1.7%

Top 10 Equity Holdings*

Description	Percent of Net Assets
Microsoft Corp.	2.6%
Visa, Inc.	2.0%
Apple, Inc.	2.0%
Wells Fargo & Co.	1.5%
The Travelers Cos., Inc.	1.5%
Boeing Co.	1.4%
Medtronic PLC	1.3%
Cisco Systems, Inc.	1.3%
Amgen, Inc.	1.3%
PepsiCo, Inc.	1.3%
Total of Net Assets	16.2%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC Q29056	4.00%	10/01/44	2.2%
FHLMC Q02664	4.50%	08/01/41	1.8%
FNMA AT2016	3.00%	04/01/43	1.6%
FNMA TBA 15 YR Dec	2.50%	12/16/30	1.6%
FHLMC Q29260	4.00%	10/01/44	1.0%
FNMA AY1670	3.50%	02/01/45	1.0%
FHR 3859 JB	5.00%	05/15/41	0.9%
GNMA II 005175	4.50%	09/20/41	0.9%
FNMA TBA 30 YR Dec	3.00%	12/10/45	0.8%
FNMA AH8925	4.50%	03/01/41	0.6%
Total of Net Assets			12.4%

Average Effective Duration (for all Fixed Income Holdings) 1.5 years** (Unaudited)

*“Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

Schedule of Investments

at November 30, 2015

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations	23.5%
U.S. Government Agency Obligations 16.6%
Federal Home Loan Mortgage Corporation 7.0%
Agency Discount Notes:
0.045%, 12/04/15	770 M	$769,997
Collateralized Mortgage Obligations:
FHR 3859 JB
5%, 05/15/41	2,430 M	2,677,585
Mortgage-Backed Securities:
15-Year:
FHLMC G18091
6%, 12/01/20	3 M	3,528
FHLMC J22900
2.5%, 03/01/28	1,392 M	1,422,656
		1,426,184
20-Year:
FHLMC P00020
6.5%, 10/01/22	24 M	23,970
30-Year:
FHLMC G08062
5%, 06/01/35	8 M	8,321
FHLMC Q02664
4.5%, 08/01/41	5,112 M	5,528,510
FHLMC Q29260
4%, 10/01/44	2,922 M	3,101,846
FHLMC Q29056
4%, 10/01/44	6,443 M	6,837,737
FHLMC G08637
4%, 04/01/45	1,212 M	1,286,065
		16,762,479
Total Federal Home Loan Mortgage Corporation		21,660,215

Federal National Mortgage Association 8.3%
Collateralized Mortgage Obligations:
FNR 02-2 UC
6%, 02/25/17	2 M	1,799
Mortgage-Backed Securities:
15-Year:
FNMA 254907
5%, 10/01/18	5 M	5,206
FNMA 255273
4.5%, 06/01/19	9 M	9,177
FNMA 255358
5%, 09/01/19	2 M	2,195
FNMA TBA 15 YR Dec
2.5%, 12/16/30(a)	4,920 M	4,984,960
		5,001,538

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
30-Year:
FN MA 687301
6%, 11/01/32	36	$41
FN MA 690305
5.5%, 03/01/33	2 M	2,354
FN MA 748895
6%, 12/01/33	134 M	147,485
FNMA 725423
5.5%, 05/01/34	1,332 M	1,501,250
FNMA 725610
5.5%, 07/01/34	1,199 M	1,350,531
FNMA AD9193
5%, 09/01/40	745 M	825,929
FNMA AH8925
4.5%, 03/01/41	1,583 M	1,715,026
FNMA AL2860
3%, 12/01/42	1,406 M	1,417,285
FNMA AR9195
3%, 03/01/43	940 M	946,767
FNMA AT2016
3%, 04/01/43	4,988 M	5,024,669
FNMA AL5718
3.5%, 09/01/44	642 M	667,824
FNMA AY1670
3.5%, 02/01/45	2,902 M	3,009,713
FNMA AS4707
3.5%, 04/01/45	1,527 M	1,586,246
FNMA TBA 30 YR Dec
3%, 12/10/45(a)	2,550 M	2,561,754
		20,756,874
Total Federal National Mortgage Association		25,760,211
Government National Mortgage Corporation 1.3%
Collateralized Mortgage Obligations:
GNR 10-169 AW
4.5%, 12/20/40	750 M	823,120
GNR 12-147 Interest Only
0.5993%, 04/16/54	13,719 M	579,106
		1,402,226
Mortgage-Backed Securities:
30-Year:
GNMA II 005175
4.5%, 09/20/41	2,448 M	2,665,874
Total Government National Mortgage Corporation		4,068,100
Total U.S. Government Agency Obligations		51,488,526
U.S. Treasury Obligations 6.9%
U.S. Treasury Bill
0.050%, 12/03/15	6,400 M	6,399,982
U.S. Treasury Bill
0.061%, 12/03/15	4,300 M	4,299,986
U.S. Treasury Bill
0.062%, 12/03/15	6,000 M	5,999,979
U.S. Treasury Bill
0.066%, 12/03/15	4,900 M	4,899,982
Total U.S. Treasury Obligations		21,599,929
Total U.S. Government Obligations (Cost $72,668,994)		73,088,455
Domestic Corporate Bonds 10.4%
Basic Industry 1.0%
Alfa SAB de CV
5.25%, 03/25/24(b)	705 M	729,675
Allegheny Technologies, Inc.
7.125%, 08/15/23	51 M	41,183
Barrick Gold Corp.
4.1%, 05/01/23	340 M	299,433
CF Industries, Inc.
3.45%, 06/01/23	475 M	449,476
Methanex Corp.
5.25%, 03/01/22	815 M	813,300
Monsanto Co.
2.85%, 04/15/25	540 M	500,268
Packaging Corp of America
3.65%, 09/15/24	400 M	396,160
		3,229,495
Capital Goods 0.1%
Ardagh Holdings USA, Inc.
3.3372%, 12/15/19(b)	150 M	147,750
PaperWorks Industries, Inc.
9.5%, 08/15/19(b)	61 M	60,085
TransDigm, Inc.
6.5%, 07/15/24	110 M	108,900
		316,735
Communications 1.9%
21st Century Fox America, Inc.
3.7%, 09/15/24	700 M	711,861
American Tower Corp.
4%, 06/01/25	930 M	923,559
Bankrate, Inc.
6.125%, 08/15/18(b)	400 M	404,000
British Sky Broadcasting Group
3.75%, 09/16/24(b)	700 M	696,498
CCO Holdings Capital Corp.
5.125%, 05/01/23(b)	125 M	124,844
Digicel Ltd.
6%, 04/15/21(b)	75 M	67,312
DIRECTV Holdings LLC
3.8%, 03/15/22	725 M	742,472
Intelsat Jackson Holdings SA
6.625%, 12/15/22	150 M	91,500
Level 3 Financing, Inc.
5.375%, 08/15/22	210 M	212,206
Rogers Communications, Inc.
4.1%, 10/01/23	700 M	730,735
Verizon Communications, Inc.
3.5%, 11/01/24	480 M	482,600
6.55%, 09/15/43	500 M	605,993
		5,793,580
Consumer Cyclical 1.1%
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(b)	155 M	151,125
CEC Entertainment, Inc.
8%, 02/15/22	100 M	96,500
Chrysler Group LLC
8.25%, 06/15/21	164 M	176,997
Ford Motor Credit Co., LLC
3.664%, 09/08/24	965 M	946,513
Goodyear Tire & Rubber Co.
8.25%, 08/15/20	165 M	172,087
QVC, Inc.
4.375%, 03/15/23	1,000 M	957,065
Toll Brothers Finance Corp.
5.875%, 02/15/22	80 M	86,000
Walgreens Boots Alliance, Inc.
3.8%, 11/18/24	830 M	816,704
		3,402,991
Consumer Non-Cyclical 1.1%
Actavis Funding SCS
3%, 03/12/20	225 M	228,394
3.8%, 03/15/25	300 M	303,259
CHS/Community Health Systems, Inc.
6.875%, 02/01/22	205 M	199,362
Diamond Foods, Inc.
7%, 03/15/19(b)	65 M	67,600
Laboratory Corp of America Holdings
3.6%, 02/01/25	600 M	584,966
Pernod Ricard SA
4.45%, 01/15/22(b)	980 M	1,022,718
Quest Diagnostics, Inc.
3.5%, 03/30/25	650 M	631,312
US Foods, Inc.
8.5%, 06/30/19	202 M	210,333
Wells Enterprises, Inc.
6.75%, 02/01/20(b)	66 M	67,898
		3,315,842
Energy 1.4%
Chesapeake Midstream Partners LP
6.125%, 07/15/22	195 M	194,789
Columbia Pipeline Group, Inc.
3.3%, 06/01/20(b)	180 M	178,155
EQT Midstream Partners LP
4%, 08/01/24	700 M	611,653
Halliburton Co.
5%, 11/15/45	750 M	765,220
Nabors Industries, Inc.
5.1%, 09/15/23	635 M	558,209

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Oceaneering Int’l. Inc
4.65%, 11/15/24	600 M	$544,747
PBF Holding Co LLC / PBF Finance Corp.
7%, 11/15/23(b)	70 M	70,088
Rowan Cos, Inc.
5.4%, 12/01/42	500 M	336,443
Southwestern Energy Co.
4.95%, 01/23/25	498 M	411,037
Williams Cos, Inc.
4.55%, 06/24/24	1,000 M	821,925
		4,492,266
Financials 1.0%
Bank of America Corp.
4.2%, 08/26/24	700 M	708,167
Brookfield Asset Management, Inc.
4%, 01/15/25	850 M	849,551
Jefferies Finance LLC
7.5%, 04/15/21(b)	63 M	59,422
Peachtree Corners Funding Trust
3.976%, 02/15/25(b)	375 M	376,805
Prospect Capital Corp.
5%, 07/15/19	500 M	507,219
Wells Fargo & Co.
4.1%, 06/03/26	700 M	712,562
		3,213,726
Insurance 0.9%
CNO Financial Group, Inc.
5.25%, 05/30/25	90 M	91,913
Kemper Corp.
4.35%, 02/15/25	725 M	730,184
Prudential Financial, Inc.
5.375%, 05/15/45	1,120 M	1,138,200
TIAA Asset Management Fin., Co., LLC
4.125%, 11/01/24(b)	790 M	800,051
		2,760,348
Real Estate 1.0%
ARC Properties Operating Partnership LP
4.6%, 02/06/24	269 M	261,082
CBL & Associates LP
5.25%, 12/01/23	720 M	725,619
Hospitality Properties Trust
4.5%, 03/15/25	755 M	739,958
Retail Opportunity Investments Partnership LP
5%, 12/15/23	1,000 M	1,030,616
Retail Properties of America, Inc.
4%, 03/15/25	500 M	474,316
		3,231,591
Technology 0.6%
Ericsson LM
4.125%, 05/15/22	940 M	972,927
Fidelity National Information Services, Inc.
3.875%, 06/05/24	700 M	677,650
5%, 10/15/25	100 M	103,845
		1,754,422
Transportation 0.3%
Penske Truck Leasing Co. LP
2.5%, 03/15/16(b)	950 M	953,801
Total Domestic Corporate Bonds (Cost $32,969,108)		32,464,797
Bank Loans 0.0%+
Basic Industry 0.0%+
Performance Food Group, Inc.
6.25%, 11/14/19(c)	78 M	77,717
Technology 0.0%+
Deltek, Inc.
5%, 06/25/22(d)	49 M	49,215
Total Bank Loans (Cost $126,316)		126,932

	Shares
Domestic Common Stocks 62.6%
Consumer Discretionary 6.4%
Bed Bath & Beyond, Inc.*	18,320	998,806
Comcast Corp.	60,000	3,662,400
Macy’s, Inc.	30,000	1,172,400
Marriott Int’l., Inc.	15,000	1,063,650
McDonald’s Corp.	35,000	3,995,600
Nordstrom, Inc.	20,000	1,126,200
Omnicom Group, Inc.	25,000	1,848,000
Time Warner, Inc.	40,000	2,799,200
TJX Cos., Inc.	45,000	3,177,000
		19,843,256
Consumer Staples 5.7%
CVS Health Corp.	20,000	1,881,800
Kraft Heinz Co.	30,000	2,210,700
McCormick & Co., Inc.	30,000	2,577,600
PepsiCo, Inc.	40,000	4,006,400
Philip Morris Int’l., Inc.	40,000	3,495,600
Procter & Gamble Co.	50,000	3,742,000
		17,914,100
Energy 4.5%
Chevron Corp.	20,000	1,826,400
EOG Resources, Inc.	30,000	2,502,900
ExxonMobil Corp.	38,000	3,103,080
Marathon Petroleum Corp.	40,000	2,336,400
Noble Energy, Inc.	40,000	1,466,800
Schlumberger Ltd.	37,700	2,908,555
		14,144,135
Financials 11.5%
ACE Ltd.	20,000	2,297,000
American Express Co.	40,000	2,865,600
CME Group, Inc.	35,000	3,417,750
Discover Financial Services	70,000	3,973,200
JPMorgan Chase & Co.	50,000	3,334,000
McGraw-Hill Financial, Inc.	35,000	3,376,450
MetLife, Inc.	30,000	1,532,700
Morgan Stanley	80,000	2,744,000
PNC Financial Services Group, Inc.	30,000	2,865,300
The Travelers Cos., Inc.	40,000	4,582,800
Wells Fargo & Co.	85,000	4,683,500
		35,672,300
Health Care 9.8%
Amgen, Inc.	25,000	4,027,500
Becton Dickinson & Co.	15,000	2,253,750
Biogen, Inc.*	2,000	573,720
Bristol-Myers Squibb Co.	50,000	3,350,500
Eli Lilly & Co.	30,000	2,461,200
Gilead Sciences, Inc.	20,000	2,119,200
Johnson & Johnson	25,000	2,531,000
Medtronic PLC (f)	55,320	4,167,809
Merck & Co., Inc.	65,000	3,445,650
Stryker Corp.	15,000	1,446,900
UnitedHealth Group, Inc.	20,000	2,254,200
Zoetis, Inc.	40,000	1,868,000
		30,499,429
Industrials 6.3%
Boeing Co.	30,000	4,363,500
Canadian National Railway Co.	45,000	2,688,750
General Dynamics Corp.	15,000	2,196,900
Honeywell Int’l., Inc.	35,000	3,638,250
Tyco Int’l. Plc	60,000	2,118,600
United Technologies Corp.	25,000	2,401,250
Verisk Analytics, Inc.*	30,000	2,248,500
		19,655,750
Information Technology 15.3%
Accenture PLC	30,000	3,216,600
Alphabet, Inc.*	4,000	2,970,400
Altera Corp.	20,000	1,056,000
ANSYS, Inc.*	20,000	1,864,200
Apple, Inc.	53,200	6,293,560
Check Point Software Technologies Ltd.*	34,000	2,967,860
Cisco Systems, Inc.	150,000	4,087,500
Cognizant Technology Solutions Corp.*	32,500	2,098,850
EMC Corp.	80,000	2,027,200
Microsoft Corp.	150,000	8,152,500
Seagate Technology PLC	36,000	1,293,840

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Synopsys, Inc.*	30,000	$1,502,400
Texas Instruments, Inc.	65,000	3,777,800
Visa, Inc.	80,000	6,320,800
		47,629,510
Materials 1.1%
EI Du Pont de Nemours & Co.	30,000	2,020,200
Praxair, Inc.	12,000	1,353,600
		3,373,800
Telecommunication Services 1.6%
Rogers Communications, Inc.	40,000	1,540,000
Verizon Communications, Inc.	75,000	3,408,750
		4,948,750
Utilities 0.4%
Edison Int’l.	20,000	1,187,200
Total Domestic Common Stocks (Cost $106,585,656)		194,868,230
Foreign Stocks & ADR’s 1.8%
Netherlands 1.3%
Unilever NV ADR	90,000	3,936,600
Switzerland 0.5%
Roche Holding AG ADR	50,000	1,674,750
Total Foreign Stocks & ADR’s (Cost $5,440,210)		5,611,350
Institutional Money Market Funds 1.9%
State Street Institutional US Government Money Market Fund (Cost $5,779,195)	5,779,195	5,779,195
Total Investments 100.2% (Cost $223,569,479)†		311,938,959
Excess of Liabilities Over Other Assets (0.2)%		(729,589)
Net Assets 100.0%		$311,209,370

*               Non-income producing.

†               Cost for federal income tax purposes is $223,696,573. At November 30, 2015 unrealized appreciation for federal income tax purposes aggregated $88,242,386 of which $92,843,464 related to appreciated securities and $4,601,078 related to depreciated securities.

(a)       The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)       Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the market value of rule 144A securities amounted to $5,977,827 or 1.92% of net assets.

(c)        Performance Food Group, Inc. has a variable interest rate that floats quarterly on the 14th of February, May, August and November. The interest rate is based on the 3-month Libor rate plus 5.25%.

(d)       Deltek, Inc. has a variable interest rate that floats quarterly on the 15th of January, April, July and October. The interest rate is based on the 3-month Libor rate plus 4.0%.

(f)         Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

+ Represents less than 0.05% of net assets.

The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund

(Unaudited)

Daniel J. Manion, CFA Portfolio Manager Hilary T. Roper, CFA Portfolio Manager

Performance Highlights

•    The Sentinel Common Stock Fund had a return of 1.79%* for the fiscal year ended November 30, 2015, compared to a same time period return of 2.75% for the Fund’s benchmark, the Standard & Poor’s 500 Index.

•    The Fund’s Morningstar peer group of 1,619 large blend funds posted an average return of 0.50% for the same time period.

Equity Market Review

Equity markets remained essentially flat for the fiscal year period, showing a marked degree of volatility in the latter part of the year. After a rather significant late summer drop in global equity markets, reacting to China’s weaker economic outlook, the domestic equity markets rebounded in the last part of the fiscal year, erasing all annual losses. Questions still abound on the Federal Reserve’s stance on monetary policy, as industrial production has slowed down domestically, while consumer confidence has ebbed from prior stronger levels. Expectations for corporate earnings growth continue to trend down, as the latest earnings season pointed towards continuing headwinds in top line growth. Small capitalization stocks outperformed both large and mid-cap stocks for the fiscal year, rebounding to a larger degree in the latter part of the year. Sector leadership changed continuously through the year, but the Energy and Telecommunications sectors proved to be the major laggards for the year, with Materials and Utilities close behind. The best performing sector was Consumer Discretionary, with Internet Retailing providing the lion’s share of the upside. The Information Technology and Healthcare sectors also posted positive performance for the fiscal year.

Key Performance Attribution

Relative to the benchmark, the Fund’s stock selection in Consumer Staples, Information Technology and Energy benefited the Fund, as well as our underweight position in Utilities. In particular, our food products exposure worked well for us this year, namely Kraft Heinz and McCormick. Within Information Technology, our exposure to IT Services through Visa and Accenture, along with our Semiconductor exposure through Altera and Texas Instruments also added to performance. On the negative side, our underweight exposure to the strong performing Internet Retailing space detracted from performance, along with our bricks and mortar retail exposure, which is facing some recent difficulties as consumer traffic seems to be waning. Our international exposure to wireless telecom also subtracted from performance, as well as our Consumer Finance exposure through American Express and Discover Financial Services.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds, as the Fund has produced over the long-term. We have maintained our overweight position in the Information Technology and Health Care sectors, increasing, when appropriate, our exposure to holdings with attractive secular growth attributes. We reduced our underexposure to the Consumer Discretionary sector, adding to particular industries where we see better growth prospects with strong fundamentals. We continue to reduce our number of holdings, paring back on stocks where we see limited upside for the near-term and deploying the capital to higher conviction ideas.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

While stock market indices remain near record levels, we remain optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently. It is these types of companies where we plan to invest the bulk of the Sentinel Common Stock Fund’s assets.

Thank you for your continued support.

/s/ Daniel J. Manion	/s/ Hilary T. Roper

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2005 — November 30, 2015

Growth of a $1,000,000 Investment (Class I and Class R6 shares)

November 30, 2005 — November 30, 2015

Average Annual Total Returns (as of November 30, 2015)

	Class A shares		Class C shares		Class I shares	Class R6 shares
	Without Sales	With 5%	Without	With 1%	No	No
	Charge	Sales Charge	CDSC	CDSC	Sales Charge	Sales Charge
1 year	1.79%	-3.29%	0.98%	-0.02%	2.07%	2.11%
3 years	14.31	12.38	13.40	13.40	14.64	14.43
5 years	12.71	11.55	11.78	11.78	13.05	12.78
10 years	7.60	7.05	6.65	6.65	7.92	7.63

Class	Symbol
A	SENCX
C	SCSCX
I	SICWX
R6	SCRLX

Inception Date of the Fund — 1/12/34

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Performance of the Class R6 shares prior to their inception on December 23, 2014 is based on the performance of the Fund’s Class A shares, restated to reflect that Class R6 shares are not subject to a sales charge. Only eligible investors may purchase Class I and Class R6 shares, as described in the prospectus.

The following are total annual operating expense ratios for Sentinel Common Stock Fund Class A, C, I and R6 shares: A – 0.99%, C - 1.78%, I - 0.71%, R6 – 0.84%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2015

Top Sectors*

Sector	Percent of Net Assets
Information Technology	21.5%
Financials	18.4%
Health Care	16.1%
Consumer Discretionary	11.1%
Consumer Staples	10.4%
Industrials	9.5%
Energy	6.8%
Telecommunication Services	2.1%
Materials	1.5%
Utilities	0.8%

Top 10 Holdings**

Description	Percent of Net Assets
Microsoft Corp.	3.3%
Wells Fargo & Co.	2.8%
Visa, Inc.	2.6%
Apple, Inc.	2.4%
PepsiCo, Inc.	2.2%
Boeing Co.	2.1%
UnitedHealth Group, Inc.	2.1%
CME Group, Inc.	2.0%
Texas Instruments, Inc.	2.0%
Medtronic PLC	1.9%
Total of Net Assets	23.4%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADR.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2015

		Value
	Shares	(Note 2)
Domestic Common Stocks 95.4%
Consumer Discretionary 11.1%
Bed Bath & Beyond, Inc.*	145,360	$7,925,027
Comcast Corp.	567,500	34,640,200
Lear Corp.	243,300	30,631,470
Macy’s, Inc.	325,000	12,701,000
Marriott Int’l., Inc.	141,500	10,033,765
McDonald’s Corp.	360,000	41,097,600
Nordstrom, Inc.	125,000	7,038,750
Omnicom Group, Inc.	275,000	20,328,000
Priceline Group, Inc.*	17,500	21,854,875
Time Warner, Inc.	350,000	24,493,000
TJX Cos., Inc.	490,000	34,594,000
		245,337,687
Consumer Staples 8.6%
CVS Health Corp.	375,650	35,344,908
Kraft Heinz Co.	274,113	20,199,387
McCormick & Co., Inc.	300,000	25,776,000
PepsiCo, Inc.	491,410	49,219,626
Philip Morris Int’l., Inc.	300,000	26,217,000
Procter & Gamble Co.	450,000	33,678,000
		190,434,921
Energy 6.8%
Chevron Corp.	197,400	18,026,568
EOG Resources, Inc.	230,000	19,188,900
ExxonMobil Corp.	455,000	37,155,300
Marathon Petroleum Corp.	400,000	23,364,000
Noble Energy, Inc.	550,000	20,168,500
Schlumberger Ltd.	418,550	32,291,133
		150,194,401
Financials 18.4%
ACE Ltd.	225,000	25,841,250
American Express Co.	325,000	23,283,000
CME Group, Inc.	461,820	45,096,723
Discover Financial Services	705,400	40,038,504
JPMorgan Chase & Co.	500,000	33,340,000
McGraw-Hill Financial, Inc.	425,000	40,999,750
MetLife, Inc.	617,100	31,527,639
Morgan Stanley	1,100,000	37,730,000
PNC Financial Services Group, Inc.	375,000	35,816,250
The Travelers Cos., Inc.	275,000	31,506,750
Wells Fargo & Co.	1,126,600	62,075,660
		407,255,526
Health Care 15.1%
Amgen, Inc.	233,300	37,584,630
Becton Dickinson & Co.	140,000	21,035,000
Biogen, Inc.*	25,000	7,171,500
Bristol-Myers Squibb Co.	338,300	22,669,483
Eli Lilly & Co.	325,000	26,663,000
Gilead Sciences, Inc.	241,000	25,536,360
Johnson & Johnson	174,200	17,636,008
Medtronic PLC (a)	550,000	41,437,000
Merck & Co., Inc.	705,000	37,372,050
Stryker Corp.	190,000	18,327,400
UnitedHealth Group, Inc.	418,100	47,124,051
Zoetis, Inc.	662,000	30,915,400
		333,471,882
Industrials 9.5%
Boeing Co.	325,000	47,271,250
Canadian National Railway Co.	467,000	27,903,250
General Dynamics Corp.	185,500	27,168,330
Honeywell Int’l., Inc.	325,000	33,783,750
Tyco Int’l. Plc	561,250	19,817,738
United Technologies Corp.	275,000	26,413,750
Verisk Analytics, Inc.*	387,550	29,046,872
		211,404,940
Information Technology 21.5%
Accenture PLC	310,000	33,238,200
Alphabet, Inc.*	50,000	37,130,000

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
ANSYS, Inc.*	237,200	$22,109,412
Apple, Inc.	450,520	53,296,516
Check Point Software Technologies Ltd.*	275,000	24,004,750
Cisco Systems, Inc.	1,345,770	36,672,232
Cognizant Technology Solutions Corp.*	425,000	27,446,500
EMC Corp.	700,000	17,738,000
Microsoft Corp.	1,329,090	72,236,042
Oracle Corp.	470,000	18,315,900
Seagate Technology PLC	314,700	11,310,318
Synopsys, Inc.*	425,000	21,284,000
Texas Instruments, Inc.	755,000	43,880,600
Visa, Inc.	737,200	58,246,172
		476,908,642
Materials 1.5%
EI Du Pont de
Nemours & Co.	275,000	18,518,500
Praxair, Inc.	122,400	13,806,720
		32,325,220
Telecommunication Services 2.1%
Rogers Communications, Inc.	275,000	10,587,500
Verizon Communications, Inc.	802,800	36,487,260
		47,074,760
Utilities 0.8%
Edison Int’l.	300,000	17,808,000
Total Domestic Common Stocks (Cost $1,158,188,631)		2,112,215,979

Foreign Stocks & ADR’s 2.8%
Netherlands 1.8%
Unilever NV ADR	887,400	38,814,876

Switzerland 1.0%
Roche Holding AG ADR	673,880	22,571,610
Total Foreign Stocks & ADR’s (Cost $59,333,594)		61,386,486

Institutional Money Market Funds 0.3%
State Street Institutional US Government Money Market Fund (Cost $6,794,923)	6,794,923	6,794,923

	Principal
	Amount
	(M=$1,000)
U.S. Government Obligations 1.1%

U.S. Government Agency Obligations 0.0%+
Federal Home Loan Mortgage Corporation 0.0%+
Agency Discount Notes:
0.045%, 12/04/15	700 M	699,997

U.S. Treasury Obligations 1.1%
U.S. Treasury Bill
0.061%, 12/03/15	23,000 M	22,999,924
Total U.S. Government Obligations (Cost $23,699,921)		23,699,921
Total Investments 99.6% (Cost $1,248,017,069)†		2,204,097,309

Other Assets in Excess of Liabilities 0.4%		9,667,041

Net Assets 100.0%		$2,213,764,350

*                 Non-income producing.

†                 Cost for federal income tax purposes is $1,250,745,158. At November 30, 2015 unrealized appreciation for federal income tax purposes aggregated $953,352,151 of which $979,131,562 related to appreciated securities and $25,779,411 related to depreciated securities.

(a)         Return of capital paid during the fiscal period.

+ Represents less than 0.05% of net assets.

ADR                     - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager Peter Hassler CFA Portfolio Manager

Performance Highlights

For the fiscal year ended November 30, 2015, the Sentinel Government Securities Fund returned 0.77%*. By comparison, the Barclays U.S. Government/Mortgage Backed Securities (MBS) Index returned 1.38%, while the Morningstar Intermediate Government category average return was 0.63% during the same period.

Bond Market Review

In a relatively stable period for high-grade fixed income investors, there were a few key themes that punctuated the previous fiscal year. The year 2015 began with a rate rally down to the lows of the year driven by weak inflation metrics and concerns on flagging European growth. The European Central Bank also announced a large scale asset purchase program that helped spur rates lower. After stabilizing in the first several months of the year, oil prices again fell steadily, leading commodity prices lower and keeping a lid on inflation expectations. In August, China moved to devalue its currency, sending risk assets lower and again drove a bid for U.S. Treasuries. Conversely, the labor market showed consistent improvement which was one of the key indicators the Federal Reserve (Fed) was using to determine the timing of the first rate increase in nearly a decade.

The rates curve also continued its flattening trend in fiscal 2015, with the spread between the 2-year to 10-year Treasury curve moving from a high of 177 basis points in the middle of 2015 to revisiting the current lows of 127 basis points at the end of November. The performance of spread products was largely dominated by U.S. Treasuries in several risk-off moves in 2015. U.S. MBS underperformed Treasuries by 10 basis points for the fiscal year, while U.S. Investment Grade Credit underperformed by 138 basis points over the same period. Aside from gapping wider in August in the China-led risk-off move, the mortgage basis has remained relatively range bound as measured by Current Coupon MBS vs. the 10-Year U.S. Treasury rate. MBS held up relatively well despite the ending of the Federal Reserve’s unprecedented period of zero interest rates. As we have cited in previous commentaries, the composition of the mortgage market has shifted slightly. The market has evolved into a more purchase oriented market with rising average home prices, strong underwriting, less first-time buyer involvement and less refinancing activity. These factors certainly worked to keep the supply side of the equation in check and also contributed to the relative stability of the asset class as investors have had fewer concerns around prepayment risk. The housing market in general has also continued to improve as evidenced by rising New Home Sales year over year, steadily expanding Housing Starts and rising home prices.

Performance Attribution

While the Fund outperformed the Morningstar Intermediate Government category by 14 basis points for the fiscal year ended November 30th, it underperformed the Barclays U.S. Government/MBS Index by 61 basis points over the same period. The main detractors to relative Index performance were the asset allocation effects found in U.S. Treasuries and Agency MBS, as Mortgages widened over the measured time frame and U.S. Treasuries outperformed. The Fund benefitted from positive relative performance from several

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Barclays U.S. Government/Mortgage Backed Securities (MBS) Index is an unmanaged index comprising U.S. Treasuries and agency debentures, with maturities of one year or longer, and agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles asmeasured by their underlying port olio holdings.

other factors. Yield curve positioning was a large positive contributor reflecting the Fund’s shorter overall duration** bias and our positioning within the MBS coupon stack. Security selection and trading within Agency MBS also both contributed positively to relative performance as specified pools showed resilient performance into impending Federal Reserve action.

Portfolio Positioning and Outlook

As of November 30th 2015, the Fund’s portfolio positioning consisted of approximately 82% exposure to Agency mortgage-backed securities pass-throughs, 9% Agency collateralized mortgage obligations, 8% cash and 1% in U.S. Treasuries. The Fund’s duration averaged 4.29 through November versus a 5.11 for the attribution benchmark. Throughout the year, we have managed duration sensitivities with a combination of our natural positioning within the coupon stack, U. S. Treasuries, to be announced Agency MBS and cash.

Heading into the end of the year, we are looking for expectations on Fed policy and continued macro concerns to drive the directionality of MBS spreads as the more traditional idiosyncratic mortgage factors such as prepayments have taken a back seat. We continue to focus on sourcing collateral and structural profiles from the MBS universe that provide the opportunity for spread pickup over similar high-quality assets and that have the potential to perform in multiple rate environments. We are keen on staying flexible in our portfolio positioning as volatility can be a challenge to liquidity into thin end-of-year markets. Fundamentally the mortgage market has evolved and will continue to do so, and we seek to take advantage of attractive opportunities for our shareholders as they present themselves.

/s/ Jason Doiron	/s/ Peter Hassler

** Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2005 – November 30, 2015

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2005 – November 30, 2015

Average Annual Total Returns (as of November 30, 2015)

	Class A shares		Class C shares		Class I shares
	Without	With 2.25%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	0.77%	-1.46%	-0.07%	-1.06%	0.99%
3 years	-0.22	-0.98	-1.05	-1.05	0.01
5 years	1.24	0.77	0.43	0.43	1.48
10 years	3.96	3.73	3.00	3.00	4.19

Class	Symbol
A	SEGSX
C	SCGGX
I	SIBWX

Inception Date of the Fund – 9/2/86

Performance of the Class A shares is based on the 2.25% maximum sales charge and is not adjusted to reflect the maximum 4% sales charge in effect from inception through April 10, 2005 and from June 1, 2006 through July 31, 2010, nor has it been adjusted to reflect the maximum sales charge of 2% in effect from April 11, 2005 to May 31, 2006. If it was the returns would be lower. Performance of the Class C shares prior to their inception on June 1, 2006 is based on the performance of the Class A shares, adjusted to reflect that Class C shares do not charge a front-end sales charge and adjusted to reflect the higher expenses of Class C shares. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Government Securities Fund Class A, C & I shares: A — 0.92%, C — 1.73%, I — 0.68%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and generally increase when interest rates fall. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays U.S. Government/Mortgage Backed Securities (MBS) Index is an unmanaged index comprising U.S. Treasuries and agency debentures, with maturities of one year or longer, and agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

Fund Profile

at November 30, 2015

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	7.8%
1 yr. to 2.99 yrs.	19.0%
3 yrs. to 3.99 yrs.	27.0%
4 yrs. to 5.99 yrs.	26.5%
6 yrs. to 7.99 yrs.	18.7%
8 yrs. and over	1.0%

Average Effective Duration (for all Fixed Income Holdings) 4.2 years* (Unaudited)

Top 10 Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AT2016	3.00%	04/01/43	7.9%
FNMA AI4728	4.50%	07/01/41	7.7%
FHLMC J22900	2.50%	03/01/28	7.3%
FNMA AL2860	3.00%	12/01/42	6.5%
FHLMC Q33006	3.50%	04/01/45	5.8%
FHLMC G05624	4.50%	09/01/39	5.5%
FNMA AE0215	4.00%	12/01/39	4.8%
FNMA AB7845	3.00%	02/01/43	4.7%
FHR 3331 PE	6.00%	06/15/37	4.6%
FNMA AD9193	5.00%	09/01/40	4.4%
Total of Net Assets			59.2%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

** “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2015

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 97.8%
U.S. Government Agency Obligations 93.8%

Federal Home Loan Mortgage Corporation 32.8%
Agency Discount Notes:
0.045%, 12/04/15	260 M	$259,999
Collateralized Mortgage
Obligations:
FHR 3331 PE
6%, 06/15/37	10,000 M	11,380,637
Mortgage-Backed Securities:
15-Year:
FHLMC J22900
2.5%, 03/01/28	17,399 M	17,783,199
30-Year:
FHLMC 360017
11%, 11/01/17	25	25
FHLMC A64971
5.5%, 08/01/37	10 M	11,725
FHLMC G05483
4.5%, 06/01/39	6,140 M	6,695,935
FHLMC G05624
4.5%, 09/01/39	12,405 M	13,527,557
FHLMC A89148
4%, 10/01/39	8,673 M	9,214,758
FHLMC Q29056
4%, 10/01/44	6,837 M	7,256,455
FHLMC Q33006
3.5%, 04/01/45	13,600 M	14,076,803
		50,783,258
Total Federal Home Loan Mortgage Corporation		80,207,093
Federal National Mortgage Association 51.3%
Collateralized Mortgage Obligations:
FNR 12-47 AI
3%, 05/25/22	6,960 M	414,260
FNR 03-32 BZ
6%, 11/25/32	476 M	544,381
		958,641
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR Dec
2.5%, 12/16/30(a)	2,480 M	2,512,744
20-Year:
FNMA 758564
6%, 09/01/24	201 M	227,760
25-Year:
FNMA 251808
10%, 04/01/18	7 M	6,624
30-Year:
FNMA 426830
8%, 11/01/24	19 M	20,180
FNMA 738887
5.5%, 10/01/33	408 M	455,913
FNMA 748895
6%, 12/01/33	134 M	147,468
FNMA 881279
5%, 11/01/36	1,448 M	1,625,262
FNMA 931533
4.5%, 07/01/39	2,295 M	2,477,596
FNMA 931535
5.5%, 07/01/39	1,727 M	1,934,977
FNMA AE0215
4%, 12/01/39	10,947 M	11,624,018
FNMA AD9193
5%, 09/01/40	9,688 M	10,737,072
FNMA AH8925
4.5%, 03/01/41	3,900 M	4,226,933
FNMA AI4728
4.5%, 07/01/41	17,318 M	18,772,140
FNMA AL2860
3%, 12/01/42	15,843 M	15,969,408
FNMA AB7845
3%, 02/01/43	11,347 M	11,432,752
FNMA AT2016
3%, 04/01/43	19,216 M	19,357,331
FNMA AW0972
4.5%, 05/01/44	3,755 M	4,063,046
FNMA AL5718
3.5%, 09/01/44	7,874 M	8,185,618

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA AY1670
3.5%, 02/01/45	10,181 M	$10,558,665
		121,588,379
Total Federal National Mortgage Association		125,294,148
Government National Mortgage Corporation 9.7%
Collateralized Mortgage Obligations:
GNR 10-33 PX
5%, 09/20/38	9,025 M	9,723,654
Mortgage-Backed Securities:
30-Year:
GNMA 506805
6.5%, 06/15/29	81 M	92,752
GNMA II 004424
5%, 04/20/39	3,484 M	3,868,953
GNMA AG8936
4%, 02/15/44	9,309 M	9,999,252
		13,960,957
Total Government National Mortgage Corporation		23,684,611
Total U.S. Government Agency Obligations		229,185,852
U.S. Treasury Obligations 4.0%
U.S. Treasury Bill
0.050%, 12/03/15	2,100 M	2,099,994
U.S. Treasury Bill
0.061%, 12/03/15	1,500 M	1,499,995
U.S. Treasury Bill
0.062%, 12/03/15	2,000 M	1,999,993
U.S. Treasury Bill
0.066%, 12/03/15	1,700 M	1,699,994
U.S. Treasury Bond
2.875%, 08/15/45	2,500 M	2,444,727
Total U.S. Treasury Obligations		9,744,703
Total U.S. Government Obligations (Cost $235,287,711)		238,930,555

	Shares
Institutional Money Market Funds 3.7%
State Street Institutional US
Government Money Market Fund (Cost $9,134,679)	9,134,679	9,134,679
Total Investments 101.5% (Cost $244,422,390)†		248,065,234

Excess of Liabilities Over Other Assets (1.5)%		(3,726,183)

Net Assets 100.0%		$244,339,051

†            Cost for federal income tax purposes is $244,422,390. At November 30, 2015 unrealized appreciation for federal income tax purposes aggregated $3,642,844 of which $4,441,219 related to appreciated securities and $798,375 related to depreciated securities.

(a)    The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund

(Unaudited)

Andrew Boczeck Portfolio Manager
Performance Highlights

For the fiscal year ended November 30, 2015, the Sentinel International Equity Fund returned 4.49%*, compared to the -2.94% total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) and the -3.25% return for the Morningstar Foreign Large Blend category.

Market Review

Fiscal 2015 saw an acceleration of global excess-capacity-induced and debt-funded deflationary forces, leading to significant falls in commodity prices, while central banks around the world responded by pouring more fuel on the smoldering fire. Notable weakness in a number of industrial commodities reflected, in part, softening demand from China, but also the impact on supply of capital investment decisions taken during the heyday of the commodities boom. As a result of the softness in the commodity complex, currencies of commodity exporters, including the Australian and Canadian dollars and Brazilian Real, were down sharply. The U.S. dollar was up 13% over the fiscal year and gold was down 9% over the same period.

Developed market sovereign bonds remained well bid, with low single digit or even negative interest rates now a common feature of the investment landscape. Meanwhile, corporate spreads have widened, led by Energy and Materials issuers. Recent weeks have witnessed dislocations in the high yield credit markets, where the gap between the daily liquidity of commingled fixed income funds and the illiquidity of the underlying instruments they hold has now been recognized as a source of risk.

Equity performance was mixed across world markets, with weakness most evident in commodity dependent countries. Investors crowded into growth at the expense of value, small caps outperformed larger capitalization stocks and developed markets substantially outperformed emerging markets. Japan was the best performing market among developed countries, thanks in part to the windfall resulting from collapsing world energy prices and the boost to competitiveness from a sharply weaker yen. To be fair, some modest steps have also been taken towards improved corporate governance, and the behemoth postal system has been partially privatized.

On the geopolitical front, events in the Middle East have led to a recent flood of refugees into Europe, a trend which if it continues has the potential to transform the economic and political landscape across the continent. Meanwhile, Greece has quieted somewhat recently, as the country takes a deep breath following the collapse of the banking system and a deal with the European Union that has the potential, in a best case scenario, to resolve some of the country’s chronic structural problems.

Key Performance Attributes

Fiscal 2015 provided the Fund with a favorable backdrop, as the worst performing sectors were those where we’ve tended to be structurally underweight. Meanwhile, growth outperformed value and small cap stocks outperformed large cap, benefitting the Fund, which is skewed towards growth and smaller market capitalization stocks relative to its peer group.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index. The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

From a sectoral allocation perspective, the Fund benefitted in particular from being overweight Information Technology and Consumer Discretionary stocks, and underweight Financials and Utilities. An underweight position in Consumer Staples stocks detracted from relative performance for the period. Stock selection within the Consumer Discretionary, Industrials and Materials sectors contributed to the Fund’s outperformance for the year, while poor stock selection within Financials and Information Technology stocks were a detractor from relative performance.

Slicing the world by geography shows that the Fund was hurt by its longstanding underweight position in Japan, as well as by its holdings in out-of-benchmark countries such as Chile and Greece. On the other hand, the Fund benefitted strongly from stock selection within the UK, Germany and Switzerland, but was hurt slightly by owning the wrong stocks in Hong Kong.

Looking at the Fund at a more granular level, the single largest positive contributor to performance during fiscal 2015 came from its investment in Rightmove, plc, the UK’s leading online property portal, which operates a powerful subscription model, with most of the country’s real estate agents as customers. As the year began, there were concerns about the potential disruption to Rightmove’s business model stemming from the launch of a competing portal by a consortium of smaller real estate agents. As we expected, Rightmove’s dominant position in the market makes it a “must have” tool for its customers, and the launch of onthemarket.com didn’t even cause a blip in its business.

The Fund also benefitted strongly from its holding in Alent plc, the UK maker of electronics assembly materials and plating chemicals, which agreed to be purchased at a significant premium in July. We had invested in Alent shortly after its late 2012 spin out from industrial group Cookson plc, and we think the experience underlines how spinouts can refocus management attention and reveal hidden jewels within larger, more diversified companies.

Finally, the Fund saw the value of its holding in French carmaker Renault SA rise sharply during the course of the fiscal year, as recovery in the European auto market combined with continued operational improvements at the Renault-Nissan alliance run by superstar CEO Carlos Ghosn. As the year drew to a close, there was a public feud between Renault’s two largest shareholders, Nissan and the French government, increasing speculation in the market of an acceleration of the integration process that is widely expected to end with the eventual merger of the two companies. Though we remain sanguine on the prospects for more synergies between the companies, a recent meeting in our office with management made clear that the companies won’t be rushed into a merger before the businesses are more fully integrated at an operational level, and we took advantage of the spike in the price to reduce our holding somewhat.

On the negative side of the ledger, the biggest detractor from performance came from the Fund’s holding in Hong Kong based Chow Tai Fook Jewelry Group Limited. The company faced a perfect storm of collapsing mainland tourism and a crackdown on extravagant spending (ie, corruption), which combined to force a double digit drop in revenues and sharp fall in profit margins. With little prospect for a near-term improvement in the company’s fundamentals and the Fund significantly underwater in the position, we chose to realize the loss for tax purposes and revisit the story next year.

The portfolio also suffered from its holding in Bank of Cyprus Public Co Ltd, which we purchased following its recapitalization and relisting early in the year. We actually think that the fundamentals have continued to improve there, with deposits recovering, dependence on official funding diminishing and a reduction in the bank’s non-performing assets. In addition, the bank’s well regarded CEO was convinced to stay on for another two years, and we think that the medium term story of a strengthening economic backdrop and improved asset quality is intact.

Portfolio Positioning and Outlook

We enter the new year with increasing evidence that authorities around the world are losing the battle against deflation. It’s our contention that the unorthodox policy response to deflationary pressures that has been implemented by global central banks is actually perpetuating the problem, preventing the necessary liquidation of debt and shuttering of excess capacity. In the short run this is supportive of demand and has led to a sort of recovery in parts of the world economy. In the long run, however, this approach is undermining the health of the economy and, perhaps, more seriously, even the social contract, as savers are forced to subsidize debtors, and owners of leverageable assets, who tend to be the rich, benefit from the resulting asset inflation. And despite expectations of rising interest rates in the US, we think this dynamic of deflationary fundamentals vs. inflationary policy response is unlikely to change in the near term. We expect interest rates to stay very low in developed countries for a long time, and that high levels of debt outstanding will lead to volatile and relatively disappointing economic performance.

Taking a quick tour around some of the world’s major economies, we remain skeptical about longer term prospects for Japan, since in our opinion the current government’s strategy is addressing the symptoms rather than the root causes of the country’s malaise. As mentioned earlier, the country has been a beneficiary of the weaker yen and lower energy prices over the past year, though it’s worth pointing out that nonetheless the country has now actually entered its fifth official recession in the past seven years. Furthermore, in US dollar terms the country’s economy is the same size that it was in 1992. To put that into context, the US economy has nearly tripled in size over the same period.

Europe is recovering from its sovereign debt crisis for the time being, thanks mainly to some small debt write-offs, zero interest rates and a significant drop in regional currencies versus the dollar block. Southern Europe is also benefitting from some internal devaluation—that is to say, Spanish and Greek wages have fallen relative to those in Germany, for example. If not for the debt that hangs like an albatross around the necks of a number of European countries, this would be the time to be bullish on peripheral European economies.

China has become the poster boy for excess capacity and unproductive debt following its epic capital spending boom. While China was running a balance of payments surplus, the government controlled banking system was able to channel resources to capital projects that supported GDP growth and provided employment. Now that foreign reserves have actually begun to decline and borrowers are increasingly unwilling to increase their debts, we think growth is unlikely to reaccelerate. While this is undoubtedly healthy in the long run, given the unbalanced nature of the growth in China up to now, it’s inevitably going to continue to have consequences around the world, given China’s high contribution to global demand growth across many sectors in recent years. Similarly, excess industrial capacity in China that fed (and was fed by) the preceding boom will exert continuing deflationary pressure around the world. Notice that Chinese steel exports, for example, have doubled over the past couple of years. Then check out what’s happened to the world price of steel. This will be an ongoing theme across a number of sectors.

The Fund remains overweight Consumer Discretionary, Technology and Industrials, with an emphasis on Business Services; and underweight Financials, Healthcare, Utilities and Telecoms. In aggregate the Fund’s holdings are growing faster, with higher returns on capital and equity, despite significantly less financial leverage, but trading at a similar valuation to the overall market. We think that in a world of low and volatile growth, stable demand and secular growth will continue to be valued at a premium.

Thank you for your interest.

/s/ Andrew Boczeck

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2005 — November 30, 2015

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2005 — November 30, 2015

Average Annual Total Returns (as of November 30, 2015)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	4.49%	-0.72%	3.14%	2.29%	4.89%
3 years	9.20	7.36	7.62	7.62	9.70
5 years	5.69	4.61	4.15	4.15	6.17
10 years	4.48	3.94	3.08	3.08	4.83

Class	Symbol
A	SWRLX
C	SWFCX
I	SIIEX

Inception Date of the Fund — 3/1/93

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel International Equity Fund Class A, C & I shares: A — 1.41%, C — 2.86%, I — 0.92%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Certain Sentinel Funds have adopted a redemption fee. For the International Equity Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index of the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends subjected to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2015

Top Sectors *

Sector	Percent of Net Assets
Consumer Discretionary	32.1%
Industrials	19.2%
Information Technology	16.1%
Financials	8.5%
Health Care	5.1%
Energy	3.7%
Materials	3.6%
Consumer Staples	2.9%
Utilities	1.5%

Top Geographical Weightings

Country	Percent of Net Assets
United Kingdom	19.3%
Switzerland	14.1%
United States	10.2%
Germany	8.2%
Japan	7.0%
Ireland	6.8%
South Korea	4.5%
Canada	4.4%
France	4.4%
Netherlands	4.4%

Top 10 Holdings**

Description	Percent of Net Assets
Countrywide PLC	4.3%
Syngenta AG	3.6%
Experian PLC	3.3%
TE Connectivity Ltd.	3.0%
Check Point Software Technologies Ltd.	3.0%
Nippon Television Holdings, Inc.	2.9%
Nestle SA	2.9%
SAP SE	2.9%
Delphi Automotive PLC	2.8%
WPP PLC	2.7%
Total of Net Assets	31.4%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2015

		Value
	Shares	(Note 2)
Domestic Common Stocks 16.2%
Consumer Discretionary 4.4%
Delphi Automotive PLC	43,000	$3,778,840
Michael Kors
Holdings Ltd.*	50,000	2,151,000
		5,929,840
Energy 1.9%
Core Laboratories NV	21,000	2,481,150

Health Care 1.6%
Medtronic PLC (b)	28,000	2,109,520

Information Technology 8.3%
BlackBerry Ltd.*	390,000	3,096,600
Check Point Software Technologies Ltd.*	45,000	3,928,050
TE Connectivity Ltd.	60,000	4,025,400
		11,050,050
Total Domestic Common Stocks (Cost $19,270,685)		21,570,560

Foreign Stocks & ADR’s 76.5%
Brazil 1.0%
Localiza Rent a Car SA (a)	200,000	1,371,520

Canada 2.1%
Uni-Select, Inc.	60,000	2,795,013

Cyprus 2.0%
Bank of Cyprus Pcl *(a)	15,000,000	2,597,686

Denmark 2.6%
ISS A/S (a)	100,000	3,487,372

France 4.4%
Edenred SA (a)	150,000	3,108,621
Renault SA (a)	27,000	2,719,754
		5,828,375
Germany 8.2%
Bayerische Motoren Werke AG (a)	27,000	2,940,463
Brenntag AG (a)	52,447	2,860,055
NORMA Group AG (a)	25,000	1,364,302
SAP SE (a)	48,000	3,790,545
		10,955,365
Greece 2.0%
OPAP SA (a)	400,000	2,700,515

India 2.2%
Shriram Transport Finance Co Ltd. (a)	215,000	2,861,960

Ireland 5.2%
Experian PLC (a)	235,000	4,359,746
Shire PLC (a)	36,000	2,506,217
		6,865,963
Japan 7.0%
CyberAgent, Inc. (a)	84,600	3,562,420
Nippon Television Holdings, Inc. (a)	210,000	3,870,636
USS Co Ltd. (a)	120,000	1,910,371
		9,343,427
Macau 0.9%
Wynn Macau Ltd. (a)	950,000	1,189,424

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Netherlands 2.5%
Randstad Holding NV (a)	53,000	$3,316,671

Norway 1.8%
TGS Nopec Geophysical Co ASA (a)	125,000	2,396,815

South Korea 4.5%
Hyundai Motor Co. (a)	23,000	2,924,762
Samsung Electronics Co Ltd. (a)	2,800	3,099,438
		6,024,200
Spain 1.5%
Red Electrica Corp SA (a)	22,500	1,928,324

Sweden 2.6%
Telefonaktiebolaget LM Ericsson (a)	350,000	3,397,420

Switzerland 11.1%
Adecco SA (a)	39,000	2,668,232
Nestle SA (a)	52,000	3,854,199
Roche Holding AG (a)	8,000	2,142,887
SGS SA (a)	650	1,243,431
Syngenta AG (a)	13,000	4,787,897
		14,696,646
United Kingdom 14.9%
BCA Marketplace PLC *	1,140,000	2,970,328
Bunzl PLC (a)	65,000	1,878,989
Compass Group PLC (a)	150,000	2,608,079
Countrywide PLC (a)	960,000	5,673,359
Rightmove PLC (a)	51,000	3,071,606
WPP PLC (a)	158,000	3,651,489
		19,853,850
Total Foreign Stocks & ADR’s (Cost $90,619,186)		101,610,546

Institutional Money Market Funds 7.2%
State Street Institutional US Government Money Market Fund (Cost $9,539,112)	9,539,112	9,539,112

Total Investments 99.9% (Cost $119,428,983)†		132,720,218

Other Assets in Excess of Liabilities 0.1%		190,297

Net Assets 100.0%		$132,910,515

*	Non-income producing.

†

Cost for federal income tax purposes is $119,428,983. At November 30, 2015 unrealized appreciation for federal income tax purposes aggregated $13,291,235 of which $19,082,722 related to appreciated securities and $5,791,487 related to depreciated securities.

(a)	Included as Level 2, as a fair value factor was applied at November 30, 2015.

(b)	Return of capital paid during the fiscal period.

The accompanying notes are an integral part of the financial statements.

Sentinel Low Duration Bond Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager

Performance Highlights

For the fiscal year ended November 30, 2015, the Sentinel Low Duration Bond Fund returned -0.12%*. By comparison, the Barclays 1-3 Year U.S. Government/Credit Index returned 0.52%, and the Morningstar Short-Term Bond category average return was 0.15% during the same period.

Bond Market Review

Concerns emerging from late 2014 spilled over into 2015. Investors remained focused on an eventual unwind of Federal Reserve easing, the weight of a stronger dollar on corporate earnings, fading growth in China, and soft commodity prices. Even away from Energy and Metals, corporate balance sheets deteriorated in support of shareholder enriching activities including elevated buybacks and dividends.

As organic growth continues to be challenging and the corporate bond market remains open, we expect mergers and acquisitions to continue. Away from the Energy and other Commodity sectors, corporate issuance should remain strong. Investors should expect the market to continue to be bifurcated in early 2016 as Commodity sectors deal with anemic demand, weak spot prices, and elevated default risk. However, investors continue to seek income. Consequently, as earnings in other sectors remain more stable, so should credit spreads.

The Federal Reserve ended its unprecedented era of zero rates and in December increased rates in a well telegraphed move. Still, the language out of the Federal Reserve remained dovish and we expect the Federal Reserve to remain data dependent. While there is much ink spilled on geopolitical risks, the market will likely remain more responsive to the accommodativeness of central banks, corporate earnings, assessment of the credit cycle, and angst over the meaning of weakness in commodities. During 2016, we intend to remain vigilant for evolving risks and continue to believe that flexibility will be critical to navigating the markets.

Performance Attribution

Through the twelve-month period ended November 30th 2015, the A-share class of the Fund outperformed the Barclays U.S. Government/Credit 1-3 Year Index by 44bps. Yield curve positioning and security selection had positive impacts of 59bps and 86bps, respectively, while asset allocation effects detracted 97bps. Trading and other effects produced a negative impact of 4bps. The allocation to high yield was a significant detractor as spreads widened in the latter part of the year.

The Fund’s positioning on the yield curve represented 59bps of outperformance. While effective duration** was 1.1 years, the Fund’s positioning in the 5 and 10 year part of the curve contributed most of this outperformance.

Security selection generated a positive contribution in the trailing period, driven largely by a lack of exposure to energy and commodity sectors within high yield. Conversely, the Fund’s exposure to the oil field services, independent exploration and production

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

** Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of U.S. government, government agency and investment grade corporate securities with maturities of one to three years.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

companies and midstream sectors in investment grade weighed on results. Positive performance in high yield corporates was driven by exposures in the independent exploration and production companies, chemical, automotive, mining, and home construction sectors.

Portfolio Positioning and Outlook

As of November 30th, 2015, the Fund’s positioning consisted of 26% investment grade corporates, 31% high yield corporates and 28% Collateralized Mortgage Obligations (CMO’s). The Fund also had 3% of the portfolio in Commercial Mortgage-Backed Securities (CMBS) while 12% was in cash.

We exit 2015 much as we began. Corporate balance sheets continue to deteriorate and growth is becoming scarce. Historically, this is particularly challenging for high yield. We are cautious of energy and mining sectors as elevated supply meets slack demand. Still, as investors continue to look for income we look for opportunity in other sectors. Although the market is likely to be anxious as the era of zero interest rates ends, we believe that the Federal Reserve will continue to be generally vigilant and supportive. Again in 2016, we believe that a flexible approach will serve shareholders best in what is likely to be another volatile year.

/s/ Jason Doiron

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 1% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A and S shares)

November 30, 2005 — November 30, 2015

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2005 — November 30, 2015

Average Annual Total Returns (as of November 30, 2015)

	Class A shares		Class S shares	Class I shares
	Without	With 1%	No	No
	Sales Charge	Sales Charge	Sales Charge	Sales Charge
1 year	-0.12%	-1.14%	-0.29%	0.14%
3 years	-0.14	-0.47	-0.32	0.03
5 years	0.25	0.06	0.00	0.35
10 years	2.38	2.28	2.02	2.43

Class	Symbol
A	SSIGX
S	SSSGX
I	SSBDX

Inception Date of the Fund — 3/27/95

Performance of the Class A shares prior to June 1, 2006, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If it had, those returns would be higher. The Class A returns are based on the 1% maximum sales charge and are not adjusted to reflect a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008. If they were, the returns would be lower. Performance of the Class S shares prior to January 31, 2014 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.75% to 0.50%. If it had, those returns would be higher, except for the period from April 1, 2013 to January 30, 2014 during which a voluntary waiver of 0.25% of those fees was in effect. Performance of the Class I shares prior to their inception on January 31, 2014 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the prospectus.

The following are total annual operating expense ratios for Sentinel Low Duration Bond Fund Class A, S & I shares: A — 0.93%, S — 1.02%, I — 0.66%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds and tend to fluctuate more widely in value. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of U.S. government, government agency and investment grade corporate securities with maturities of one to three years. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2015

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	20.2%
1 yr. to 2.99 yrs.	47.5%
3 yrs. to 3.99 yrs.	18.9%
4 yrs. to 5.99 yrs.	8.5%
6 yrs. to 7.99 yrs.	4.9%
8 yrs. and over	0.0%

Average Effective Duration (for all Fixed Income Holdings) 1.1 years* (Unaudited)

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHR 4022 AH	1.50%	12/15/25	7.4%
FNR 10-64 AD	3.00%	12/25/20	5.9%
FHR 4039 PB	1.50%	05/15/27	3.8%
WBCMT 2007 C30 A5	5.342%	12/15/43	2.7%
FHR 4238 TL	1.25%	08/15/27	2.4%
Prospect Capital Corp.	5.00%	07/15/19	2.0%
FNR 11-15 HC	2.50%	03/25/26	1.9%
Bear Stearns Trust FLT	2.75%	06/25/34	1.7%
FNR 11-67 DA	4.50%	07/25/21	1.7%
Chrysler Group LLC	8.25%	06/15/21	1.6%
Total of Net Assets			31.1%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage—backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

** “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2015

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 33.3%
U.S. Government Agency Obligations 25.0%
Federal Home Loan Mortgage Corporation 15.0%
Agency Discount Notes:
0.01%, 12/04/15	1,500 M	1,499,994

Collateralized Mortgage Obligations:
FHR 2353 TD
6%, 09/15/16	5 M	$4,914
FHR 3874 BD
3%, 06/15/21	3,965 M	4,063,420
FHR 4022 AH
1.5%, 12/15/25	38,135 M	37,651,656
FHR 4039 PB
1.5%, 05/15/27	19,116 M	18,979,732
FHR 4238 TL
1.25%, 08/15/27	12,489 M	12,266,771
FHR 2927 ED
4%, 01/15/35	445 M	455,052
		73,421,545
Mortgage-Backed Securities:
15-Year:
FHLMC E01009
6.5%, 08/01/16	14 M	13,798
FHLMC G11585
7%, 02/01/17	53	53
FHLMC E88357
6.5%, 03/01/17	10 M	9,822
FHLMC J05907
6%, 08/01/19	846 M	882,340
		906,013
20-Year:
FHLMC D94230
7.5%, 10/01/19	16 M	16,225

30-Year:
FHLMC G00100
8%, 02/01/23	4 M	4,355
Total Federal Home Loan Mortgage Corporation		75,848,132

Federal National Mortgage Association 10.0%
Collateralized Mortgage Obligations:
FNR 10-64 AD
3%, 12/25/20	29,445 M	30,102,823
FNR 11-67 DA
4.5%, 07/25/21	8,092 M	8,433,581
FNR 12-47 AI
3%, 05/25/22	7,370 M	438,628
FNR 11-15 HC
2.5%, 03/25/26	9,638 M	9,765,124
FNR 09-32 BH
5.25%, 05/25/39	1,264 M	1,301,854
		50,042,010
Mortgage-Backed Securities:
15-Year:
FNMA 671380
6%, 11/01/17	13 M	12,994
FNMA 725284
7%, 11/01/18	58 M	59,704
FNMA 985670
6.5%, 10/01/21	573 M	619,177
		691,875
30-Year:
FNMA 626664
6%, 04/01/17	42 M	42,716
FNMA 479421
7%, 09/01/21	14 M	14,438
FNMA 207530
8.25%, 04/01/22	7 M	7,282
FNMA 175123
7.45%, 08/01/22	87 M	93,287
		157,723
Total Federal National Mortgage Association		50,891,608

Government National Mortgage Corporation 0.0%+
Mortgage-Backed Securities:
15-Year:
GNMA 489953
6%, 12/15/16	4 M	3,752

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
20-Year:
GNMA 628440
7%, 04/15/24	111 M	$121,286
Total Government National Mortgage Corporation		125,038
Total U.S. Government Agency Obligations		126,864,778

U.S. Treasury Obligations 8.3%
U.S. Treasury Bill
0.050%, 12/03/15	12,200 M	12,199,966
U.S. Treasury Bill
0.061%, 12/03/15	8,300 M	8,299,972
U.S. Treasury Bill
0.062%, 12/03/15	12,000 M	11,999,958
U.S. Treasury Bill
0.066%, 12/03/15	9,500 M	9,499,965
Total U.S. Treasury Obligations		41,999,861
Total U.S. Government Obligations (Cost $169,334,903)		168,864,639

Domestic Corporate Bonds 56.2%
Basic Industry 6.1%
Allegheny Technologies, Inc.
7.125%, 08/15/23	1,949 M	1,573,818
Ashland, Inc.
3.875%, 04/15/18	7,000 M	7,192,500
Axalta Coating Systems US Holdings, Inc.
7.375%, 05/01/21(a)	6,000 M	6,390,000
Cornerstone Chemical Co.
9.375%, 03/15/18(a)	3,000 M	3,007,500
INVISTA Finance LLC
4.25%, 10/15/19(a)	3,200 M	3,144,000
Methanex Corp.
5.25%, 03/01/22	5,105 M	5,094,351
Newmont Mining Corp.
5.125%, 10/01/19	4,200 M	4,430,895
		30,833,064
Capital Goods 1.5%
Ardagh Holdings USA, Inc.
3.3372%, 12/15/19(a)	5,000 M	4,925,000
PaperWorks Industries, Inc.
9.5%, 08/15/19(a)	2,605 M	2,565,925
		7,490,925
Communications 8.5%
American Tower Corp.
4.5%, 01/15/18	5,000 M	5,243,035
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/20	7,000 M	6,816,250
Digicel Ltd.
6%, 04/15/21(a)	700 M	628,250
DIRECTV Holdings LLC
3.8%, 03/15/22	7,500 M	7,680,743
Intelsat Jackson Holdings SA
7.25%, 10/15/20	3,000 M	2,520,000
Rogers Communications, Inc.
6.8%, 08/15/18	5,000 M	5,625,265
Sprint Communications, Inc.
7%, 08/15/20	2,200 M	1,831,500
T-Mobile USA, Inc.
6.464%, 04/28/19	7,000 M	7,210,000
Verizon Communications, Inc.
5.15%, 09/15/23	5,000 M	5,600,010
		43,155,053
Consumer Cyclical 11.2%
American Axle & Manufacturing, Inc.
5.125%, 02/15/19	7,000 M	7,113,750
Chrysler Group LLC
8.25%, 06/15/21	7,276 M	7,852,623
DR Horton, Inc.
4%, 02/15/20	5,000 M	5,107,500
Ford Motor Credit Co LLC
5%, 05/15/18	5,000 M	5,281,135
General Motors Financial Co., Inc.
6.75%, 06/01/18	5,000 M	5,448,160
Goodyear Tire & Rubber Co.
8.25%, 08/15/20	7,000 M	7,300,650
Hilton Worldwide Finance LLC
5.625%, 10/15/21	4,000 M	4,184,800
Lennar Corp.
4.125%, 12/01/18	7,000 M	7,175,000
Toll Brothers Finance Corp.
4%, 12/31/18	7,000 M	7,262,500
		56,726,118
Consumer Non-Cyclical 7.2%
Actavis Funding SCS
3%, 03/12/20	5,000 M	5,075,435
CHS/Community Health Systems, Inc.
8%, 11/15/19	7,202 M	7,328,035
Community Health Systems, Inc.
5.125%, 08/15/18	2,000 M	2,050,000
HCA, Inc.
6.5%, 02/15/20	5,000 M	5,543,750
Laboratory Corp of America Holdings
2.625%, 02/01/20	5,250 M	5,228,633
Quest Diagnostics, Inc.
2.5%, 03/30/20	5,000 M	4,936,570
US Foods, Inc.
8.5%, 06/30/19	6,357 M	6,619,226
		36,781,649
Energy 5.2%
Chesapeake Midstream Partners LP
6.125%, 07/15/22	6,722 M	6,714,713
Nabors Industries, Inc.
6.15%, 02/15/18	2,500 M	2,592,167
PBF Holding Co. LLC
8.25%, 02/15/20	4,500 M	4,719,375
Rowan Cos, Inc.
4.875%, 06/01/22	3,775 M	3,063,413
Southwestern Energy Co.
3.3%, 01/23/18	4,000 M	3,664,560
Tesoro Logistics LP / Tesoro Logistics Finance Corp.
5.875%, 10/01/20	5,480 M	5,658,100
		26,412,328
Financials 5.3%
Ares Capital Corp.
4.875%, 11/30/18	5,065 M	5,253,874
Brookfield Asset Management, Inc.
4%, 01/15/25	3,750 M	3,748,020
Fifth Street Finance Corp.
4.875%, 03/01/19	5,750 M	5,778,209
Prospect Capital Corp.
5%, 07/15/19	10,000 M	10,144,370
SLM Corp.
8.45%, 06/15/18	2,000 M	2,105,000
		27,029,473
Insurance 2.0%
Aflac, Inc.
2.4%, 03/16/20	5,000 M	5,029,800
American Int’l. Group, Inc.
4.125%, 02/15/24	5,000 M	5,215,555
		10,245,355
Real Estate 6.2%
ARC Properties Operating Partnership LP
2%, 02/06/17	5,945 M	5,885,550
3%, 02/06/19	3,375 M	3,269,531
CBL & Associates LP
5.25%, 12/01/23	5,000 M	5,039,025
Government Properties Income Trust
3.75%, 08/15/19	4,800 M	4,846,757
Realty Income Corp.
2%, 01/31/18	7,465 M	7,486,320
Retail Opportunity Investments Partnership LP
5%, 12/15/23	5,000 M	5,153,080
		31,680,263
Technology 3.0%
Advanced Micro Devices, Inc.
6.75%, 03/01/19	3,000 M	2,250,000
Ericsson LM
4.125%, 05/15/22	2,778 M	2,875,310
Fidelity National Information Services, Inc.
3.625%, 10/15/20	3,000 M	3,047,769
SunGard Data Systems, Inc.
7.625%, 11/15/20	6,866 M	7,127,801
		15,300,880
Total Domestic Corporate Bonds (Cost $287,008,594)		285,655,108

Residential Mortgage-Backed Securities 3.8%
Financials 3.8%
Bear Stearns Trust FLT
2.75%, 06/25/34	8,588 M	8,709,291
BOAMS 2004 5 3A1
4.5%, 06/25/19	3,766 M	3,806,050
GSR 2003 13 1A1
2.6991%, 10/25/33	6,816 M	6,887,236
Total Residential Mortgage-Backed Securities (Cost $19,391,079)		19,402,577

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Bank Loans 0.8%
Basic Industry 0.8%
MacDermid, Inc.
5.5%, 06/07/20(b)	2,000 M	$1,950,000
NN, Inc.
5.75%, 10/20/22(c)	2,000 M	1,990,000
Total Bank Loans (Cost $3,925,498)		3,940,000

Commercial Mortgage-Backed Securities 2.7%
Financials 2.7%
WBCMT 2007 C30 A5
5.342%, 12/15/43 (Cost $14,831,076)	13,450 M	13,820,660

	Shares
Institutional Money Market Funds 0.3%
State Street Institutional US Government Money Market Fund (Cost $1,623,332)	1,623,332	1,623,332
Total Investments 97.1% (Cost $496,114,482)†		493,306,316

Other Assets in Excess of Liabilities 2.9%		14,768,565

Net Assets 100.0%		$508,074,881

†                 Cost for federal income tax purposes is $496,116,900. At November 30, 2015 unrealized depreciati on for federal income tax purposes aggregated $2,810,584 of which $3,259,674 related to appreciated securities and $6,070,258 related to depreciated securities.

(a)         Security exempt from registration under Rule 144A of the Securities Act of 1933 as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the market value of rule 144A securities amounted to $20,660,675 or 4.07% of net assets.

(b)         MacDermid, Inc. has a variable interest rate that floats quarterly on the last day of March, June, September and December. The interest rate is based on the 3-month Libor rate plus 4.5%

(c)          NN, Inc. has a variable interest rate that floats quarterly on the 15th of March, June, September and December. The interest rate is based on the 3-month Libor rate plus 4.75%

+                 Represents less than 0.05% of net assets.

At November 30, 2015, the following futures contracts were outstanding with $1,466,708 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)
Short, 1,350 U.S. Treasury 5-Year Note futures contracts	12/15	$160,934,766	$733,228

Net payments of variation margin and/or brokerage fees			(691,040)

Variation margin receivable on open futures contracts			$42,188

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager

Performance Highlights

The Sentinel Mid Cap Fund returned 1.51%* for the fiscal year ended November 30, 2015, compared to returns of 0.46% for the Russell Midcap Index, and 1.90% for the Morningstar Mid-Cap Growth category during the same time period.

Equity Market Review

U.S. mid-cap equities entered the year trading near all-time highs. Global investors appeared to be placing a premium on the relative stability and growth prospects of the U.S. economy in an increasingly uncertain global environment. As a result, given their greater exposure to the domestic economy, mid-cap valuations were at a premium to historical average and earnings were expected to grow in the double digits. As we moved through the year, initially lower commodity prices and the stronger dollar negatively impacted earnings growth. Then, slower than expected global economic growth reduced expectations on corporate earnings, particularly in globally cyclically oriented industries. In the third calendar quarter of 2015, U.S. mid-cap equities experienced their largest decline since the third quarter of 2011 as earnings growth further slowed and valuations contracted. Finally, U.S. mid-cap stocks rallied to finish the Fund’s fiscal year with positive returns for the seventh consecutive year.

Portfolio Review

Information Technology was our top performing sector with a return of 18% compared to 5% for the benchmark sector. Nuance Communications, a provider of voice and language software and solutions for enterprises and consumers worldwide, was our top performing stock with a return of 38%. The company’s business model transition to recurring revenue started to pay dividends this year, as revenue growth stabilized, while margins and cash flow significantly expanded. Altera, a fabless semiconductor company, also returned 38%, as the company agreed to be acquired by Intel.

Financials was our second best performing sector with a return of 11% compared to 4% for the benchmark sector. HCC Insurance Holdings, a specialty insurance company, was our top performer up 48%. The company agreed to be acquired by Tokio Marine for $78 per share. Our bank holdings returned 25% compared to 10% for the benchmark as speculation that the Federal Reserve would increase interest rates drove valuations in the industry higher. Additionally, we owned City National, a regional bank that Canadian bank RBC offered to acquire.

Consumer Discretionary was our most challenging sector with a decline of 7% compared to 1% for the benchmark sector. Bloomin’ Brands, a restaurant holding company of brands such as The Outback Steakhouse and Carabba’s, underperformed with a decline of 23%. Fears over their exposure to Korea and Brazil coupled with a deceleration of the U.S. market negatively impacted the stock. Borg Warner, an automotive systems and components supplier, was off 24%, on concerns about a slowdown in global auto sales, particularly in China, as well as their potential exposure to Volkswagen.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Industrials was another challenging sector, with a decline of 4% compared to a 2% decline in the benchmark sector. Our principal challenge in the sector was the transportation industry. Genesee & Wyoming, a railroad operator, experienced a significant decline in volumes over the course of the year and as a result experienced a 30% stock decline. Quanta Services, an engineering and construction firm, dropped 28% on delayed projects in the electric transmission industry, as well as concerns that the precipitous drop in commodity prices would impact future energy infrastructure demand.

We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality mid-cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning coupled with disciplined valuation analysis to identify favorable entry and exit point’s drives shareholder returns over time.

As always, we appreciate your confidence in us, and we will do our very best to help you achieve your investments goals.

Thank you for your continued support.

/s/ Jason Ronovech

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2005 — November 30, 2015

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2005 — November 30, 2015

Average Annual Total Returns (as of November 30, 2015)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	1.51%	-3.56%	0.58%	-0.16%	1.65%
3 years	12.44	10.53	11.38	11.38	12.74
5 years	11.27	10.13	10.07	10.07	11.57
10 years	5.72	5.18	4.42	4.42	5.99

Class	Symbol
A	SNTNX
C	SMGCX
I	SIMGX

Inception Date of the Fund - 9/15/69

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Mid Cap Fund Class A, C & I shares: A — 1.33%, C — 2.24%, I — 1.00%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Mid-sized company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2015

Top Sectors*

Sector	Percent of Net Assets
Industrials	20.2%
Consumer Discretionary	18.0%
Information Technology	18.0%
Health Care	17.4%
Financials	12.6%
Utilities	3.5%
Energy	3.0%
Consumer Staples	2.2%
Materials	1.6%

Top 10 Holdings**

Description	Percent of Net Assets
Nuance Communications, Inc.	5.5%
DENTSPLY Int’l., Inc.	3.5%
ITC Holdings Corp.	3.5%
Waste Connections, Inc.	3.1%
Quanta Services, Inc.	2.9%
Henry Schein, Inc.	2.9%
LKQ Corp.	2.8%
Microchip Technology, Inc.	2.7%
East West Bancorp, Inc.	2.7%
Jacobs Engineering Group, Inc.	2.6%
Total of Net Assets	32.2%

*“Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2015

		Value
	Shares	(Note 2)
Domestic Common Stocks 92.9%
Consumer Discretionary 18.0%
Ascena Retail Group, Inc.*	168,000	$1,903,440
Bloomin’ Brands, Inc.	125,440	2,171,366
BorgWarner, Inc.	46,930	2,003,442
Coach, Inc.	40,700	1,293,039
Jarden Corp.*	58,415	2,726,812
John Wiley & Sons, Inc.	43,770	2,258,094
LKQ Corp.*	110,320	3,253,337
MDC Partners, Inc.	66,200	1,426,610
PVH Corp.	14,400	1,314,576
TRI Pointe Group, Inc.*	203,400	2,837,430
		21,188,146
Consumer Staples 2.2%
Flowers Foods, Inc.	109,130	2,566,738

Energy 3.0%
Core Laboratories NV	14,400	1,701,360
Noble Energy, Inc.	49,500	1,815,165
		3,516,525
Financials 10.5%
Affiliated Managers Group, Inc.*	9,970	1,766,983
East West Bancorp, Inc.	73,590	3,192,334
Invesco Ltd.	70,450	2,373,461
M&T Bank Corp.	10,100	1,265,833
Raymond James Financial, Inc.	34,380	2,019,137
Signature Bank*	10,600	1,676,390
		12,294,138
Health Care 17.4%
Bio-Rad Laboratories, Inc.*	9,529	1,331,392
Bio-Techne Corp.	16,400	1,495,844
DENTSPLY Int’l., Inc	67,560	4,098,190
Henry Schein, Inc.*	21,280	3,329,894
MEDNAX, Inc.*	41,600	2,968,992
Patterson Cos, Inc.	21,200	966,084
STERIS PLC	29,600	2,260,848
Varian Medical Systems, Inc.*	24,900	2,011,422
Zimmer Biomet Holdings, Inc.	19,200	1,939,392
		20,402,058
Industrials 20.2%
Ametek, Inc.	53,105	2,998,308
Genesee & Wyoming, Inc.*	42,800	2,964,756
IHS, Inc.*	16,800	2,071,608
Jacobs Engineering Group, Inc.*	68,420	3,020,059
Knight Transportation, Inc.	50,000	1,326,000
Masco Corp.	84,740	2,534,573
Quanta Services, Inc.*	152,050	3,352,703
Stericycle, Inc.*	14,945	1,804,160
Waste Connections, Inc.	66,870	3,644,415
		23,716,582
Information Technology 16.5%
Dolby Laboratories, Inc.	71,090	2,458,292
Microchip Technology, Inc.	66,200	3,196,136
Nuance Communications, Inc.*	310,370	6,496,044
ON Semiconductor Corp.*	228,580	2,505,237
Open Text Corp.	39,060	1,892,457
Plantronics, Inc.	21,540	1,139,681
Skyworks Solutions, Inc.	20,550	1,706,061
		19,393,908
Materials 1.6%
Steel Dynamics, Inc.	106,750	1,856,383

Utilities 3.5%
ITC Holdings Corp.	111,010	4,094,049
Total Domestic Common Stocks (Cost $91,288,872)		109,028,527

Foreign Stocks & ADR’s 1.5%
Israel 1.5%
NICE Systems Ltd. ADR (Cost $957,449)	27,820	1,710,095

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Real Estate Investment Trusts 2.1%
Financials 2.1%
Digital Realty Trust, Inc.(a) (Cost $2,045,995)	34,170	$2,463,999

Institutional Money Market Funds 3.7%
State Street Institutional US Government Money Market Fund (Cost $4,363,077)	4,363,077	4,363,077
Total Investments 100.2% (Cost $98,655,393)†		117,565,698

Excess of Liabilities Over Other Assets (0.2)%		(206,721)

Net Assets 100.0%		$117,358,977

*            Non-income producing.

†            Cost for federal income tax purposes is $99,139,209. At November 30, 2015 unrealized appreciation for federal income tax purposes aggregated $18,426,489 of which $24,382,462 related to appreciated securities and $5,955,973 related to depreciated securities.

(a)    Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Multi-Asset Income Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager

Performance Highlights

The Sentinel Multi-Asset Income Fund had a return of 0.01%* for the fiscal year ended November 30, 2015, compared to a return of 2.75% for the Standard & Poor’s 500 Index, and a 0.97% return for the Barclays U.S. Aggregate Bond Index during the same period. By comparison, the Morningstar Conservative Allocation category average return was -1.82%.

Bond Market Review

Concerns emerging from late 2014 spilled over into 2015. Investors remained focused on an eventual unwind of Federal Reserve easing, the weight of a stronger dollar on corporate earnings, fading growth in China, and soft commodity prices. Even away from Energy and Metals, corporate balance sheets deteriorated in support of shareholder enriching activities including elevated buybacks and dividends.

As organic growth continues to be challenging and the corporate bond market remains open, we expect merger and acquisitions to continue. Away from the Energy and other Commodity sectors, corporate issuance should remain strong. Investors should expect the market to continue to be bifurcated in early 2016 as Commodity sectors deal with anemic demand, weak spot prices, and elevated default risk. However, investors continue to seek income. Consequently, as earnings in other sectors remain more stable, so should credit spreads.

The Federal Reserve ended its unprecedented era of zero rates and in December increased rates in a well telegraphed move. Still, the language out of the Federal Reserve remained dovish and we expect the Federal Reserve to remain data dependent. While there is much ink spilled on geopolitical risks, the market will likely remain more responsive to the accommodativeness of central banks, corporate earnings, assessment of the credit cycle, and angst over the meaning of weakness in commodities. During 2016, we intend to remain vigilant for evolving risks and continue to believe that flexibility will be critical to navigating the markets.

Equity Market Review

Equity markets remained essentially flat for the fiscal year period, showing a marked degree of volatility in the latter part of the year. After a rather significant late summer drop in global equity markets, reacting to China’s weaker economic outlook, the domestic equity markets rebounded in the last part of the fiscal year, erasing all annual losses. Questions still abound on the Federal Reserve’s stance on monetary policy, as industrial production has slowed down domestically, while consumer confidence has ebbed from prior stronger levels. Expectations for corporate earnings growth continue to trend down, as the latest earnings season pointed towards continuing headwinds in top line growth. Small capitalization stocks outperformed both large and mid-cap stocks for the fiscal year, rebounding to a larger degree in the latter part of the year. Sector leadership changed continuously through the year, but the Energy and Telecommunications sectors proved to be the major laggards for the year, with Materials and Utilities close behind. The best performing sector was Consumer Discretionary, with Internet Retailing providing the lion’s share of the upside. The Information Technology and Health Care sectors also posted positive performance for the fiscal year.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Key Performance Attribution

Asset allocation decisions detracted from both equity and fixed income performance. Major contributions to the underperformance included the weighting to high yield corporates while spreads widened throughout 2015 as well as the Fund’s investment grade corporate exposure to the Energy and Mining sectors.

Security selection within equities generated 79bps of positive contribution while fixed income security selection generated 13bps. The positive contribution from security selection in equities was driven by investments in Energy, Consumer Staples, Information Technology, and Financials partially offset by those in Industrials and Materials.

Within fixed income, the positive impact of 24bps from mortgage-backed securities and 9bps from high yield corporates was partially off set by negative 19bps from investment grade corporates. Within investment grade corporates, credit selection in real estate investment trust, oil field services, and technology contributed to the underperformance. A positive contribution from high yield credit was driven by investments in media, metals and mining, chemicals, and paper, but partially offset by those in cable, independent energy, and gaming.

Portfolio Positioning and Outlook

At the end of the fiscal year, the Multi-Asset Income Fund’s asset allocation included 22% equities, 69% fixed income, and 9% cash. At the same time, exposure to investment grade corporate bonds were 25% of the Fund, high yield Corporate bonds represented 31% and mortgage-backed securities were 10%.

We exit 2015 much as we began. Corporate balance sheets continue to deteriorate and growth is becoming scarce. Historically, this is particularly challenging historically for high yield. We are cautious of Energy and Mining sectors as elevated supply meets slack demand. Still, as investors continue to look for income we look for opportunity in other sectors. Although the market is likely to be anxious as the era of zero interest rates ends, we believe that the Federal Reserve will continue to be generally vigilant and supportive. Again in 2016, we believe that a flexible approach will serve shareholders best in what is likely to be another volatile year.

/s/ Jason Doiron

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2005 — November 30, 2015

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2005 — November 30, 2015

Average Annual Total Returns (as of November 30, 2015)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	0.01%	-4.97%	-0.78%	-1.69%	0.29%
3 years	5.34	3.55	4.59	4.59	5.63
5 years	5.70	4.62	4.95	4.95	5.89
10 years	5.21	4.67	4.37	4.37	5.30

Class	Symbol
A	SECMX
C	SMKCX
I	SCSIX

Inception Date of the Fund — 3/10/03

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on December 17, 2010 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Multi-Asset Income Fund Class A, C & I shares: A — 1.06%, C — 1.78%, I — 0.77%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risks. These risks may result in greater share price volatility. Convertible securities are subject to the risks associated with both fixed income securities and common stocks. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2015

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Corporate Bonds	56.9%
U.S. Government Obligations	15.8%
Domestic Common Stocks	12.8%
Domestic Exchange Traded Funds	9.1%
Bank Loans	0.9%
Real Estate Investment Trusts	0.4%
Cash and Other	4.1%

Top 10 Equity Holdings*

Description	Percent of Net Assets
iShares Core High Dividend ETF	4.7%
iShares Int’l. Select Dividend ETF	4.4%
Apple, Inc.	0.8%
ExxonMobil Corp.	0.5%
Alphabet, Inc.	0.5%
Gilead Sciences, Inc.	0.4%
Electronic Arts, Inc.	0.4%
Cardinal Health, Inc.	0.3%
JPMorgan Chase & Co.	0.3%
Amazon.com, Inc.	0.3%
Total of Net Assets	12.6%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AY1670	3.50%	02/01/45	1.2%
FNMA AT2016	3.00%	04/01/43	1.2%
TransDigm, Inc.	6.50%	07/15/24	1.1%
FHLMC Q29056	4.00%	10/01/44	1.1%
FHLMC Q29260	4.00%	10/01/44	1.1%
SLM Corp.	8.00%	03/25/20	1.1%
Intelsat Jackson Holdings SA	6.625%	12/15/22	1.1%
GNR 10-169 AW	4.50%	12/20/40	1.1%
Cornerstone Chemical Co.	9.375%	03/15/18	1.0%
BHP Billiton Finance USA Ltd.	6.75%	10/19/75	1.0%
Total of Net Assets			11.0%

Average Effective Duration (for all Fixed Income Holdings) 3.6 years**(Unaudited)

*“Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

Schedule of Investments

at November 30, 2015

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 15.8%
U.S. Government Agency Obligations 11.8%
Federal Home Loan Mortgage Corporation 4.6%
Agency Discount Notes:
0.01%, 12/04/15	400 M	$399,997
Mortgage-Backed Securities:
15-Year:
FHLMC J22900
2.5%, 03/01/28	1,392 M	1,422,656
30-Year:
FHLMC A90197
4.5%, 12/01/39	2,380 M	2,571,952
FHLMC Q02664
4.5%, 08/01/41	2,254 M	2,437,643
FHLMC Q29260
4%, 10/01/44	2,922 M	3,101,846
FHLMC Q29056
4%, 10/01/44	2,954 M	3,134,779
		11,246,220
Total Federal Home Loan Mortgage Corporation		13,068,873

Federal National Mortgage Association 5.5%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR Dec
2.5%, 12/16/30(a)	1,500 M	1,519,804
30-Year:
FNMA 725610
5.5%, 07/01/34	718 M	808,701
FNMA AD9193
5%, 09/01/40	1,416 M	1,569,265
FNMA AH8925
4.5%, 03/01/41	954 M	1,033,635
FNMA AR9195
3%, 03/01/43	2,042 M	2,057,128
FNMA AT2016
3%, 04/01/43	3,271 M	3,294,865
FNMA AY1670
3.5%, 02/01/45	3,426 M	3,552,448
FNMA AS4707
3.5%, 04/01/45	946 M	982,449
FNMA TBA 30 YR Dec
3%, 12/10/45(a)	1,050 M	1,054,840
		14,353,331
Total Federal National Mortgage Association		15,873,135
Government National Mortgage Corporation 1.7%
Collateralized Mortgage Obligations:
GNR 10-169 AW
4.5%, 12/20/40	2,750 M	3,018,108

The accompanying notes are an integral part of the financial statements.

Sentinel Multi-Asset Income Fund

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
GNR 12-147 Interest Only
0.5993%, 04/16/54	13,715 M	$578,940
		3,597,048
Mortgage-Backed Securities:
30-Year:
GNMA II 005175
4.5%, 09/20/41	1,215 M	1,323,207
Total Government National Mortgage Corporation		4,920,255
Total U.S. Government Agency Obligations		33,862,263
U.S. Treasury Obligations 4.0%
U.S. Treasury Bill
0.050%, 12/03/15	3,500 M	3,499,991
U.S. Treasury Bill
0.061%, 12/03/15	2,300 M	2,299,992
U.S. Treasury Bill
0.062%, 12/03/15	3,100 M	3,099,989
U.S. Treasury Bill
0.066%, 12/03/15	2,500 M	2,499,991
Total U.S. Treasury Obligations		11,399,963
Total U.S. Government Obligations (Cost $44,914,605)		45,262,226
Domestic Corporate Bonds 56.9%
Basic Industry 6.1%
Alfa SAB de CV
5.25%, 03/25/24(b)	1,770 M	1,831,950
Allegheny Technologies, Inc.
7.125%, 08/15/23	701 M	566,057
Axalta Coating Systems US Holdings, Inc.
7.375%, 05/01/21(b)	2,000 M	2,130,000
Barrick Gold Corp.
4.1%, 05/01/23	1,620 M	1,426,710
BHP Billiton Finance USA Ltd.
6.75%, 10/19/75(b)	3,000 M	2,996,250
CF Industries, Inc.
3.45%, 06/01/23	1,200 M	1,135,519
Cornerstone Chemical Co.
9.375%, 03/15/18(b)	3,000 M	3,007,500
Methanex Corp.
5.25%, 03/01/22	1,300 M	1,297,288
Monsanto Co.
2.85%, 04/15/25	1,335 M	1,236,775
Packaging Corp of America
3.65%, 09/15/24	1,000 M	990,401
PSPC Escrow II Corp.
10.375%, 05/01/21(b)	1,000 M	1,022,500
		17,640,950
Capital Goods 2.7%
Ardagh Holdings USA, Inc.
6.25%, 01/31/19(b)	2,000 M	2,005,000
3.3372%, 12/15/19(b)	1,150 M	1,132,750

PaperWorks Industries, Inc.
9.5%, 08/15/19(b)	1,455 M	1,433,175
TransDigm, Inc.
6.5%, 07/15/24	3,250 M	3,217,500
		7,788,425
Communications 11.9%
21st Century Fox America, Inc.
3.7%, 09/15/24	1,000 M	1,016,944
Bankrate, Inc.
6.125%, 08/15/18(b)	2,225 M	2,247,250
British Sky Broadcasting Group
3.75%, 09/16/24(b)	1,000 M	994,997
CCO Holdings Capital Corp.
5.125%, 05/01/23(b)	1,160 M	1,158,550
Cequel Communications Holdings I LLC
6.375%, 09/15/20(b)	2,175 M	2,135,578
Digicel Ltd.
6%, 04/15/21(b)	2,150 M	1,929,625
DIRECTV Holdings LLC
3.8%, 03/15/22	2,090 M	2,140,367
Intelsat Jackson Holdings SA
6.625%, 12/15/22	5,000 M	3,050,000
Interpublic Group of Cos, Inc.
4.2%, 04/15/24	2,150 M	2,144,197
Level 3 Financing, Inc.
5.375%, 08/15/22	2,048 M	2,069,514
Netflix, Inc.
5.75%, 03/01/24	2,000 M	2,075,000
Numericable-SFR SAS
6%, 05/15/22(b)	2,350 M	2,326,500
Outerwall, Inc.
5.875%, 06/15/21	2,000 M	1,860,000
RCN Telecom Services LLC
8.5%, 08/15/20(b)	2,000 M	2,047,500
Rogers Communications, Inc.
4.1%, 10/01/23	1,780 M	1,858,155
Sprint Communications, Inc.
7%, 08/15/20	3,100 M	2,580,750
Verizon Communications, Inc.
3.5%, 11/01/24	550 M	552,980
6.55%, 09/15/43	1,500 M	1,817,979
		34,005,886
Consumer Cyclical 7.1%
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(b)	2,180 M	2,125,500
CEC Entertainment, Inc.
8%, 02/15/22	1,500 M	1,447,500
Chrysler Group LLC
8.25%, 06/15/21	2,072 M	2,236,206
Ford Motor Credit Co., LLC
3.664%, 09/08/24	2,405 M	2,358,925
Goodyear Tire & Rubber Co.
8.25%, 08/15/20	850 M	886,508
KB Home
8%, 03/15/20	2,500 M	2,706,250
QVC, Inc.
4.375%, 03/15/23	2,795 M	2,674,997

Toll Brothers Finance Corp.
5.875%, 02/15/22	2,050 M	2,203,750
Walgreens Boots Alliance, Inc.
3.8%, 11/18/24	2,090 M	2,056,520
WMG Acquisition Corp.
6.75%, 04/15/22(b)	2,000 M	1,785,000
		20,481,156
Consumer Non-Cyclical 7.6%
CHS/Community Health Systems, Inc.
6.875%, 02/01/22	1,685 M	1,638,662
Concordia Healthcare Corp.
9.5%, 10/21/22(b)	2,550 M	2,499,000
Diamond Foods, Inc.
7%, 03/15/19(b)	2,200 M	2,288,000
JBS USA Finance, Inc.
5.75%, 06/15/25(b)	2,000 M	1,890,000
Kindred Healthcare, Inc.
8.75%, 01/15/23	2,500 M	2,375,000
Laboratory Corp of America Holdings
3.6%, 02/01/25	1,455 M	1,418,542
Pernod Ricard SA
4.45%, 01/15/22(b)	1,980 M	2,066,308
Post Holdings, Inc.
6%, 12/15/22(b)	2,000 M	1,980,000
Serta Simmons Holdings LLC
8.125%, 10/01/20(b)	2,000 M	2,095,000
US Foods, Inc.
8.5%, 06/30/19	1,842 M	1,917,983
Wells Enterprises, Inc.
6.75%, 02/01/20(b)	1,465 M	1,507,119
		21,675,614
Energy 5.9%
Chesapeake Midstream Partners LP
6.125%, 07/15/22	1,614 M	1,612,251
Columbia Pipeline Group, Inc.
3.3%, 06/01/20(b)	520 M	514,671
Crestwood Midstream Partners LP
6.25%, 04/01/23(b)	1,000 M	850,000
EQT Midstream Partners LP
4%, 08/01/24	1,000 M	873,790
Ferrellgas LP / Ferrellgas Finance Corp.
6.75%, 01/15/22	1,000 M	905,000
Halliburton Co.
5%, 11/15/45	1,800 M	1,836,529
Nabors Industries, Inc.
5.1%, 09/15/23	1,000 M	879,070
Oceaneering Int’l. Inc
4.65%, 11/15/24	1,750 M	1,588,844
PBF Holding Co LLC / PBF Finance Corp.
7%, 11/15/23(b)	1,250 M	1,251,563
Rowan Cos, Inc.
5.4%, 12/01/42	1,500 M	1,009,329
Southwestern Energy Co.
4.05%, 01/23/20	1,148 M	1,018,185
4.95%, 01/23/25	875 M	722,204
Targa Resources Partners LP
5%, 01/15/18(b)	2,110 M	2,083,625

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Williams Cos, Inc.
4.55%, 06/24/24	2,000 M	$1,643,850
		16,788,911
Financials 5.6%
Bank of America Corp.
4.2%, 08/26/24	1,000 M	1,011,667
Brookfield Asset Management, Inc.
4%, 01/15/25	2,050 M	2,048,918
Fifth Street Finance Corp.
4.875%, 03/01/19	1,750 M	1,758,585
Jefferies Finance LLC
7.5%, 04/15/21(b)	2,000 M	1,901,500
Peachtree Corners Funding Trust
3.976%, 02/15/25(b)	1,000 M	1,004,813
Popular, Inc.
7%, 07/01/19	2,000 M	1,974,500
Prospect Capital Corp.
5%, 07/15/19	1,600 M	1,623,099
SLM Corp.
8%, 03/25/20	3,000 M	3,052,500
Wells Fargo & Co.
4.1%, 06/03/26	1,750 M	1,781,406
		16,156,988
Insurance 2.9%
Genworth Holdings, Inc.
7.625%, 09/24/21	2,000 M	1,874,000
Kemper Corp.
4.35%, 02/15/25	2,000 M	2,014,302
Prudential Financial, Inc.
5.375%, 05/15/45	2,250 M	2,286,562
TIAA Asset Management Fin., Co., LLC
4.125%, 11/01/24(b)	1,990 M	2,015,319
		8,190,183
Real Estate 4.3%
ARC Properties Operating Partnership LP
2%, 02/06/17	565 M	559,350
3%, 02/06/19	165 M	159,844
4.6%, 02/06/24	2,105 M	2,043,037
CBL & Associates LP
5.25%, 12/01/23	1,715 M	1,728,385
Hospitality Properties Trust
4.5%, 03/15/25	2,175 M	2,131,667
Piedmont Operating Partnership LP
4.45%, 03/15/24	1,415 M	1,425,027
Retail Opportunity Investments Partnership LP
5%, 12/15/23	2,865 M	2,952,715
Retail Properties of America, Inc.
4%, 03/15/25	1,275 M	1,209,506
		12,209,531
Technology 2.5%
Advanced Micro Devices, Inc.
7.75%, 08/01/20	1,400 M	969,500
Ericsson LM
4.125%, 05/15/22	1,975 M	2,044,182
Fidelity National Information Services, Inc.
3.875%, 06/05/24	1,000 M	968,071
5%, 10/15/25	900 M	934,602

QUALCOMM, Inc.
4.8%, 05/20/45	2,550 M	2,139,478
		7,055,833
Transportation 0.3%
Penske Truck Leasing Co. LP
2.5%, 03/15/16(b)	1,000 M	1,004,001
Total Domestic Corporate Bonds (Cost $167,520,590)		162,997,478
Bank Loans 0.9%
Basic Industry 0.9%
NN, Inc.
5.75%, 10/20/22(c)	2,000 M	1,990,000
Performance Food Group, Inc.
6.25%, 11/14/19(d)	483 M	483,570
Total Bank Loans (Cost $2,437,018)		2,473,570

	Shares
Domestic Common Stocks 12.8%
Consumer Discretionary 1.8%
Amazon.com, Inc.*	1,500	997,200
Best Buy Co., Inc.	13,200	419,496
Carnival Corp.	9,100	459,823
Darden Restaurants, Inc.	7,200	404,424
Expedia, Inc.	4,600	566,306
General Motors Co.	19,200	695,040
Goodyear Tire & Rubber Co.	16,000	558,080
Penn National Gaming, Inc.*	11,100	177,045
Target Corp.	3,900	282,750
TEGNA, Inc.	16,000	452,000
Wynn Resorts Ltd.	3,000	188,310
		5,200,474
Consumer Staples 1.0%
Altria Group, Inc.	7,900	455,040
Archer-Daniels-Midland Co.	10,600	386,794
CVS Health Corp.	6,300	592,767
Kroger Co.	21,600	813,456
Philip Morris Int’l., Inc.	5,600	489,384
Reynolds American, Inc.	4,800	222,000
		2,959,441
Energy 1.1%
Chevron Corp.	3,700	337,884
Ensco PLC	23,100	395,472
ExxonMobil Corp.	18,500	1,510,710
Valero Energy Corp.	11,200	804,832
		3,048,898
Financials 1.7%
Bank of America Corp.	24,000	418,320

Capital One Financial Corp.	7,100	557,421
Citigroup, Inc.	16,000	865,440
JPMorgan Chase & Co.	15,000	1,000,200
MetLife, Inc.	10,600	541,554
Morgan Stanley	17,000	583,100
Nasdaq Stock Market, Inc.	8,000	468,960
Prudential Financial, Inc.	5,000	432,750
		4,867,745
Health Care 2.1%
Aetna, Inc.	5,000	513,750
Amgen, Inc.	2,300	370,530
Biogen, Inc.*	1,100	315,546
Cardinal Health, Inc.	12,000	1,042,200
Eli Lilly & Co.	6,000	492,240
Gilead Sciences, Inc.	10,600	1,123,176
ICON PLC*	3,300	245,289
Johnson & Johnson	5,200	526,448
Merck & Co., Inc.	3,700	196,137
Pfizer, Inc.	24,800	812,696
Regeneron Pharmaceuticals, Inc.*	600	326,700
		5,964,712
Industrials 1.0%
Boeing Co.	6,000	872,700
Cummins, Inc.	2,700	270,999
Delta Air Lines, Inc.	3,500	162,610
General Electric Co.	13,000	389,220
Lockheed Martin Corp.	2,400	525,984
Northrop Grumman Corp.	3,200	596,352
United Continental Holdings, Inc.*	1,600	89,168
		2,907,033
Information Technology 3.2%
Alphabet, Inc.*	1,800	1,363,005
Apple, Inc.	18,800	2,224,040
Electronic Arts, Inc.*	16,400	1,111,756
Facebook, Inc.*	7,800	813,072
Fiserv, Inc.*	3,900	375,336
Micron Technology, Inc.*	43,500	692,955
Microsoft Corp.	9,300	505,455
PayPal Holdings, Inc.*	12,300	433,698
Skyworks Solutions, Inc.	9,000	747,180
Visa, Inc.	6,900	545,169
Western Union Co.	20,400	384,744
		9,196,410
Materials 0.2%
Int’l. Paper Co.	8,100	338,823
LyondellBasell Industries NV	4,000	383,280
		722,103

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Telecommunication Services 0.3%
AT&T, Inc.	12,000	$404,040
Verizon Communications, Inc.	11,500	522,675
		926,715
Utilities 0.4%
Exelon Corp.	17,000	464,270
FirstEnergy Corp.	18,000	565,020
		1,029,290
Total Domestic Common Stocks (Cost $34,710,936)		36,822,821
Domestic Exchange Traded Funds 9.1%
Equity Funds 9.1%
iShares Core High
Dividend ETF	182,274	13,555,718
iShares Int’l. Select
Dividend ETF	423,400	12,549,576
Total Domestic Exchange Traded Funds (Cost $27,377,248)		26,105,294
Real Estate Investment Trusts 0.4%
Financials 0.2%
Public Storage	1,900	456,114
Telecommunication Services 0.2%	7,500
Crown Castle Int’l. Corp.		644,325
Total Real Estate Investment Trusts (Cost $1,034,820)		1,100,439
Institutional Money Market Funds 2.8%
State Street Institutional US
Government Money Market Fund (Cost $7,891,161)	7,891,161	7,891,161
Total Investments 98.7% (Cost $285,886,378)†		282,652,989
Other Assets in Excess of Liabilities 1.3%		3,774,624

Net Assets 100.0%		$286,427,613

*                      Non-income producing.

†                      Cost for federal income tax purposes is $286,084,617. At November 30, 2015 unrealized depreciation for federal income tax purposes aggregated $3,431,628 of which $5,272,119 related to appreciated securities and $8,703,747 related to depreciated securities.

(a)              The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)              Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the market value of rule 144A securities amounted to $57,260,544 or 19.99% of net assets.

(c)               NN, Inc. has a variable interest rate that floats quarterly on the 15th of March, June, September and December. The interest rate is based on the 3-month Libor rate plus 4.75%.

(d)              Performance Food Group, Inc. has a variable interest rate that floats quarterly on 14th of February, May, August, and November. The interest rate is based on the 3-month Libor rate plus 5.25%.

At November 30, 2015, the following futures contracts were outstanding with $502,875 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)

Short, 75 S&P 500 E-mini futures contracts	12/15	$7,799,250	$40,750

Net payments of variation margin and/or brokerage fees			(2,875)

Variation margin receivable on open futures contracts			$37,875

The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager

Performance Highlights

The Sentinel Small Company Fund returned 5.32%* for the fiscal year ended November 30, 2015, compared to a return of 3.51% for the Russell 2000 Index and a return of 3.98% for the Morningstar Small Cap Growth category.

Equity Market Review

U.S. small cap equities entered the year trading near all-time highs. Global investors appeared to be placing a premium on the relative stability and growth prospects of the U.S. economy in an increasingly uncertain global environment. As a result, given their greater exposure to the domestic economy, small cap valuations were at a premium to historical average and earnings were expected to grow in the double digits. As we moved through the year, initially lower commodity prices and the stronger dollar negatively impacted earnings growth. Then, slower than expected global economic growth reduced expectations on corporate earnings, particularly in globally cyclically oriented industries. In the third calendar quarter of 2015, U.S. small cap equities experienced their largest decline since the third quarter of 2011 as earnings growth further slowed and valuations contracted. Finally, U.S. small cap stocks rallied 9% to finish the Fund’s fiscal year with positive returns for the seventh consecutive year.

Portfolio Review

Healthcare was the top performing sector with a return of 21% compared to 15% for the benchmark sector. IPC Health Care (IPCM) was our top performing stock, up 80% over the year. IPCM is a physician practice company providing acute hospitalist and post-acute care services. The company agreed to be acquired by Team Health for $80 per share; our cost basis was $44. Med Assets (MDAS), a provider of spend and clinical resource management services, as well as revenue cycle management products, agreed to be acquired by a private equity firm. The stock returned 53% over the fiscal year.

Materials was our second best performing sector, with a return of 26% compared to a decline of 13% in the benchmark sector. Our underweight exposure with only 1% of the portfolio in this underperforming sector coupled with the decision to own Berry Plastics group drove performance. Berry Plastics is a defensive manufacturer of consumer packaging and engineering materials. The company benefitted from steady demand, lower input costs, and executed well on the acquisition front to drive 26% shareholder returns.

Industrials was our most challenging sector with a decline of 4% for the year compared to a decline of 3% for the benchmark sector. Additionally, our average weight of 19% over the year was materially higher than the 13% weight in the benchmark sector. Our principal challenge in the sector was the transportation industry. Genesee & Wyoming, a railroad operator, experienced a significant decline in volumes over the course of the year and as a result experienced a 30% stock decline. Swift Transportation, a trucking company, also experienced declines in earnings expectations as a softer demand environment weakened price increase opportunities and excess industry supply pressured operating ratios causing a 43% decline in the stock.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Consumer Discretionary was another challenging sector, as our holdings declined 6% compared to 5% for the benchmark sector, and our overweight exposure to this under-performing sector impacted contribution to returns. Men’s Wearhouse was our largest detractor, off 54% for the year including 40% in one day, after pre announcing negative sales and earnings results. The Men’s Wearhouse stores continue to expand sales and profits, but the company levered up last year to acquire Jos. A. Bank. Their attempt to reduce the heavy promotional nature of the concept resulted in a precipitous drop in sales and earnings at Jos A Bank during the quarter. Vitamin Shoppe also experienced a tough year, with the stock off 36%. The operator of nutritional supplement stores faced mixed demand and margin pressure. However, we were encouraged by senior management changes and the implementation of a share repurchase plan and believe the investment has opportunity moving forward.

We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality small cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning coupled with disciplined valuation analysis to identify favorable entry and exit point’s drives shareholder returns over time.

As always, we appreciate your confidence in us and we will do our very best to help you achieve your investments goals.

Thank you for your continued support.

/s/ Jason Ronovech

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A and Class C shares)

November 30, 2005 — November 30, 2015

Growth of a $1,000,000 Investment (Class I and Class R6 shares)

November 30, 2005 — November 30, 2015

Average Annual Total Returns (as of November 30, 2015)

	Class A shares		Class C shares		Class I shares	Class R6 shares
	Without	With 5%	Without	With 1%	No	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge	Sales Charge
1 year	5.32%	0.04%	4.72%	4.02%	5.71%	5.70%
3 years	14.38	12.43	13.61	13.61	14.77	14.51
5 years	12.36	11.23	11.55	11.55	12.75	12.45
10 years	8.38	7.83	7.56	7.56	8.74	8.42

Class	Symbol
A	SAGWX
C	SSCOX
I	SIGWX
R6	SSRRX

Inception Date of the Fund — 3/1/93

Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Performance of the Class R6 shares prior to their inception on December 23, 2014 is based on the performance of the Fund’s Class A shares, restated to reflect that Class R6 shares are not subject to a sales charge. Only eligible investors may purchase Class I and Class R6 shares, as described in the prospectus.

The following are total annual operating expense ratios for Sentinel Small Company Fund Class A, C, I and R6 shares: A — 1.21%, C - 1.92%, I - 0.86%, R6 — 0.93%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Certain Sentinel Funds have adopted a redemption fee. For the Small Company Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Small company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2015

Top Sectors*

Sector	Percent of Net Assets
Information Technology	21.8%
Health Care	19.5%
Industrials	15.8%
Consumer Discretionary	14.8%
Financials	13.3%
Index	9.1%
Energy	1.7%
Materials	1.4%

Top 10 Holdings**

Description	Percent of Net Assets
iShares Russell 2000 Index Fund	4.6%
iShares Russell 2000 Growth ETF	4.5%
Nuance Communications, Inc.	2.5%
Globus Medical, Inc.	2.5%
Owens & Minor, Inc.	2.3%
Toro Co.	2.1%
Healthcare Services Group, Inc.	2.0%
STERIS PLC	1.9%
TRI Pointe Group, Inc.	1.9%
QLogic Corp.	1.9%
Total of Net Assets	26.2%

*“Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2015

		Value
	Shares	(Note 2)
Domestic Common Stocks 85.3%
Consumer Discretionary 14.8%
American Eagle Outfitters, Inc.	830,600	$12,932,442
Bloomin’ Brands, Inc.	920,300	15,930,393
KB Home	786,500	11,081,785
MDC Partners, Inc.	637,066	13,728,772
Men’s Wearhouse, Inc.	209,100	4,179,909
Oxford Industries, Inc.	154,600	10,503,524
Penn National Gaming, Inc.*	583,200	9,302,040
Select Comfort Corp.*	570,600	13,477,572
Texas Roadhouse, Inc.	265,900	9,306,500
Tile Shop Holdings, Inc.*	354,700	6,008,618
TRI Pointe Group, Inc.*	1,261,100	17,592,345
Vitamin Shoppe, Inc.*	429,500	13,099,750
		137,143,650
Energy 1.7%
Dril-Quip, Inc.*	91,019	5,744,209
PDC Energy, Inc.*	170,600	9,637,194
		15,381,403
Financials 11.9%
East West Bancorp, Inc.	340,500	14,770,890
Endurance Specialty Holdings Ltd.	254,100	16,760,436
Evercore Partners, Inc.	171,900	9,545,607
Glacier Bancorp, Inc.	245,400	7,209,852
PRA Group, Inc.*	165,600	6,840,936
PrivateBancorp, Inc.	322,100	14,207,831
Stifel Financial Corp.*	254,900	11,562,264
Webster Financial Corp.	355,500	14,294,655
Western Alliance Bancorp*	385,200	14,941,908
		110,134,379
Health Care 19.5%
AngioDynamics, Inc.*	699,406	8,322,932
Bio-Rad Laboratories, Inc.*	72,135	10,078,702
Bio-Techne Corp.	93,400	8,519,014
Capital Senior Living Corp.*	565,900	12,970,428
Computer Programs & Systems, Inc.	62,600	3,049,872
Globus Medical, Inc.*	835,400	22,664,402
Greatbatch, Inc.*	165,000	9,576,600
Haemonetics Corp.*	280,800	9,052,992
HealthSouth Corp.	129,800	4,567,662
ICON PLC*	125,200	9,306,116
Magellan Health Services, Inc.*	288,700	15,200,055
NuVasive, Inc.*	179,000	9,333,060
Omnicell, Inc.*	389,300	11,741,288
Owens & Minor, Inc.	540,800	20,826,208
Patterson Cos, Inc.	161,300	7,350,441
STERIS PLC	234,800	17,934,024
		180,493,796
Industrials 15.8%
Clarcor, Inc.	183,356	9,686,698
Esterline Technologies Corp.*	120,500	11,457,140
Genesee & Wyoming, Inc.*	133,100	9,219,837
Healthcare Services Group, Inc.	490,600	18,122,764
Hub Group Inc.*	230,900	8,896,577
Knight Transportation, Inc.	494,500	13,114,140
Mobile Mini, Inc.	131,100	4,647,495
MYR Group, Inc.*	236,800	5,020,160
Regal Beloit Corp.	147,600	9,514,296
Ritchie Bros Auctioneers, Inc.	323,600	8,669,244
Team, Inc.*	241,300	9,212,834
Toro Co.	254,200	19,591,194
Waste Connections, Inc.	166,200	9,057,900
Woodward Governor Co.	202,700	10,222,161
		146,432,440
Information Technology 20.2%
Acxiom Corp.*	624,100	14,291,890
Aspen Technology, Inc.*	215,000	9,449,250
Bottomline Technologies de, Inc.*	489,100	15,118,081

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
CommVault Systems, Inc.*	298,100	$12,216,138
Finisar Corp.*	885,500	10,687,985
j2 Global, Inc.	144,600	11,635,962
Microsemi Corp.*	248,300	8,941,283
Nuance Communications, Inc.*	1,112,700	23,288,811
ON Semiconductor Corp.*	908,100	9,952,776
Open Text Corp.	170,800	8,275,260
Plantronics, Inc.	167,600	8,867,716
QLogic Corp.*	1,331,700	17,178,930
Rudolph Technologies, Inc.*	855,500	12,173,765
Tower Semiconductor Ltd.*	986,900	15,612,758
Xcerra Corp.*	1,553,600	9,399,280
		187,089,885
Materials 1.4%
Berry Plastics Group, Inc.*	363,200	13,205,952
Total Domestic Common Stocks (Cost $642,192,473)		789,881,505

Domestic Exchange Traded Funds 9.1%
Index 9.1%
iShares Russell 2000 Growth ETF	284,900	41,814,773
iShares Russell 2000 Index Fund	357,200	42,538,948
Total Domestic Exchange Traded Funds (Cost $82,015,847)		84,353,721

Foreign Stocks & ADR’s 1.6%
Israel 1.6%
NICE Systems Ltd. ADR (Cost $7,155,663)	235,300	14,463,891

Real Estate Investment Trusts 1.4%
Financials 1.4%
Corporate Office Properties Trust(a) (Cost $15,063,024)	600,100	13,376,229

Institutional Money Market Funds 0.6%
State Street Institutional US Government Money Market Fund (Cost $5,297,853)	5,297,853	5,297,853

	Principal
	Amount
	(M=$1,000)
U.S. Government Obligations 2.1%

U.S. Government Agency Obligations 0.1%

Federal Home Loan Mortgage Corporation 0.1%
Agency Discount Notes:
0.01%, 12/04/15	770 M	769,997

U.S. Treasury Obligations 2.0%
U.S. Treasury Bill
0.050%, 12/03/15	6,400 M	6,399,982
U.S. Treasury Bill
0.061%, 12/03/15	3,500 M	3,499,988
U.S. Treasury Bill
0.062%, 12/03/15	5,000 M	4,999,983
U.S. Treasury Bill
0.066%, 12/03/15	4,000 M	3,999,985
Total U.S. Treasury Obligations		18,899,938
Total U.S. Government Obligations (Cost $19,669,935)		19,669,935
Total Investments 100.1% (Cost $771,394,795)†		927,043,134
Excess of Liabilities Over Other Assets (0.1)%		(845,351)

Net Assets 100.0%		$926,197,783

*              Non-income producing.

†              Cost for federal income tax purposes is $774,092,460. At November 30, 2015 unrealized appreciation for federal income tax purposes aggregated $152,950,674 of which $183,881,530 related to appreciated securities and $30,930,856 related to depreciated securities.

(a)      Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Core Opportunities Fund

(Unaudited)

Helena Ocampo Portfolio Manager

Performance Highlights

•  The Sentinel Sustainable Core Opportunities Fund had a return of -0.13%* for the fiscal year ended November 30, 2015, compared to a same time period return of 2.75% for the Fund’s benchmark, the Standard & Poor’s 500 Index.

•  The Fund’s Morningstar peer group of 1,619 large blend funds posted an average return of 0.50% for the same time period.

Equity Market Review

Equity markets remained essentially flat for the fiscal year period, showing a marked degree of volatility in the last quarter of the fiscal year. After a rather significant late summer drop in global equity markets, reacting to China’s weaker economic outlook, the domestic equity markets rebounded in the latter part of the year, erasing all annual losses. Questions still abound on the Federal Reserve’s stance on monetary policy, as industrial production has slowed down domestically, while consumer confidence has ebbed from prior stronger levels. Expectations for corporate earnings growth continue to trend down, as the latest earnings season pointed towards continuing headwinds in top line growth. Small capitalization stocks outperformed both large and mid-cap stocks for the fiscal year, rebounding to a larger degree in the latter part of the year. Sector leadership changed continuously through the year, but the Energy and Telecommunications sectors proved to be the major laggards for the year, with Materials and Utilities close behind. The best performing sector was Consumer Discretionary, with Internet Retailing providing the lion’s share of the upside. The Information Technology and Health Care sectors also posted positive performance for the fiscal year.

Key Performance Attribution

Relative to the benchmark, the Fund benefited from strong stock selection in the Information Technology, Consumer Staples and Materials sectors. Within Information Technology, our exposure to Software and Services, with Visa and Microsoft as particular standouts, as well as our Semiconductor holdings Altera and Texas Instruments, all added to performance. Our Food Products exposure within Consumer Staples through holdings Kraft Heinz and McCormick also contributed positively to performance, together with our Ecolab position within the Materials sector. On the negative side, our underweight exposure to the strong performing Internet Retailing space detracted from performance, along with our bricks and mortar retail exposure, which is facing some recent difficulties as consumer traffic seems to be waning. Our small exposure to the Auto Components industry also hurt, as Borg Warner suffered from strong headwinds on new program delays, the Chinese economic slowdown and Volkswagen scandal woes. Stock selection within Industrials and Energy proved challenging as well, as our holdings were particularly sensitive to the global slowdown in both oil production and industrial output.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds over the long term. We have maintained our overweight position in the Healthcare, Financials and Information Technology sectors, while adding exposure to certain industries within the Consumer Discretionary sector, where we believe the risk / return profile is compelling. We continue our emphasis on secular growth opportunities, while looking to reduce our exposure to cyclical

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

growth which continues to be challenged in the forseeable future. We have reduced the number of holdings in the portfolio over the year, where our conviction levels were not as strong.

The Sentinel Sustainable Core Opportunities Fund aims to consistently deliver solid relative total returns with moderate levels of risk throughout varied financial market conditions. We continue to believe that our investment process, which emphasizes corporate, social and environmental sustainability standards for businesses, alongside successful business execution, attractive valuation and moderate levels of risk will reward our shareholders over the long term.

Thank you for your continued support.

/s/ Helena Ocampo

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)
November 30, 2005 — November 30, 2015

Growth of a $1,000,000 Investment (Class I shares)
November 30, 2005 — November 30, 2015

Average Annual Total Returns (as of November 30, 2015)

	Class A shares		Class I shares
	Without	With 5%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	-0.13%	-5.14%	0.12%
3 years	13.90	11.97	14.20
5 years	12.25	11.10	12.58
10 years	5.91	5.37	6.27

Class	Symbol
A	MYPVX
I	CVALX

Inception Date of the Fund — 6/13/96

The Sentinel Sustainable Core Opportunities Fund, which began operations on April 4, 2008, is a successor to the Citizens Value Fund, which was a successor to the Meyers Pride Value Fund, which began operations on June 13, 1996. Performance of the Class A shares from September 24, 2001 to their inception on April 4, 2008 is based on the performance of the Standard shares of the Citizens Value Fund, which was offered without a sales charge, and reflects the current maximum sales charge. Performance of Class A shares from April 4, 2008 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares from March 31, 2006 to their inception on April 4, 2008 is based on the performance of the Institutional shares of the Citizens Value Fund. Performance from September 24, 2001 to March 31, 2006 is based on the performance of the Standard shares of the Citizens Value Fund. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Sustainable Core Opportunities Fund Class A & I shares: A — 1.24%, I — 0.97%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A Sentinel Sustainable Fund’s environmental, social and corporate governance criteria may cause the Fund to forgo opportunities to buy certain securities, and/or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, a Sentinel Sustainable Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2015

Top Sectors*

Sector	Percent of Net Assets
Information Technology	21.8%
Financials	19.0%
Health Care	17.5%
Consumer Discretionary	10.5%
Consumer Staples	10.4%
Industrials	9.2%
Energy	4.6%
Materials	2.9%
Telecommunication Services	2.0%

Top 10 Holdings**

Description	Percent of Net Assets
Microsoft Corp.	3.3%
Wells Fargo & Co.	2.9%
Visa, Inc.	2.8%
PepsiCo, Inc.	2.4%
UnitedHealth Group, Inc.	2.2%
Danaher Corp.	2.1%
Apple, Inc.	2.1%
Texas Instruments, Inc.	2.1%
McGraw-Hill Financial, Inc.	2.1%
CME Group, Inc.	2.0%
Total of Net Assets	24.0%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2015

		Value
	Shares	(Note 2)
Domestic Common Stocks 95.1%
Consumer Discretionary 10.5%
Bed Bath & Beyond, Inc.*	27,000	$1,472,040
BorgWarner, Inc.	43,000	1,835,670
Comcast Corp.	50,000	3,043,000
Lear Corp.	7,000	881,300
Macy’s, Inc.	35,000	1,367,800
Marriott Int’l., Inc.	14,500	1,028,195
McDonald’s Corp.	39,000	4,452,240
Nordstrom, Inc.	15,000	844,650
Omnicom Group, Inc.	30,000	2,217,600
Priceline Group, Inc.*	1,500	1,873,275
Time Warner, Inc.	32,000	2,239,360
TJX Cos., Inc.	55,000	3,883,000
		25,138,130
Consumer Staples 8.5%
CVS Health Corp.	40,000	3,763,600
Kraft Heinz Co.	42,000	3,094,980
McCormick & Co., Inc.	34,500	2,964,240
PepsiCo, Inc.	58,000	5,809,280
Procter & Gamble Co.	65,000	4,864,600
		20,496,700
Energy 4.6%
Baker Hughes, Inc.	40,000	2,162,800
ConocoPhillips	50,000	2,702,500
Devon Energy Corp.	40,000	1,840,400
EOG Resources, Inc.	20,000	1,668,600
Noble Energy, Inc.	40,000	1,466,800
Williams Cos., Inc.	33,000	1,206,480
		11,047,580
Financials 19.0%
ACE Ltd.	28,000	3,215,800
American Express Co.	38,000	2,722,320
CME Group, Inc.	50,000	4,882,500
Discover Financial Services	75,900	4,308,084
McGraw-Hill Financial, Inc.	51,000	4,919,970
MetLife, Inc.	65,000	3,320,850
Morgan Stanley	135,000	4,630,500
PNC Financial Services Group, Inc.	50,000	4,775,500
Signature Bank*	16,000	2,530,400
The Travelers Cos., Inc.	30,000	3,437,100
Wells Fargo & Co.	125,000	6,887,500
		45,630,524
Health Care 16.6%
Amgen, Inc.	27,000	4,349,700
Becton Dickinson & Co.	24,500	3,681,125
Biogen, Inc.*	2,900	831,894
Bristol-Myers Squibb Co.	60,000	4,020,600
Eli Lilly & Co.	35,000	2,871,400
Gilead Sciences, Inc.	31,000	3,284,760
Johnson & Johnson	22,500	2,277,900
Medtronic PLC (a)	55,000	4,143,700
Merck & Co., Inc.	80,000	4,240,800
Stryker Corp.	22,000	2,122,120
UnitedHealth Group, Inc.	46,000	5,184,660
Zoetis, Inc.	57,500	2,685,250
		39,693,909
Industrials 9.2%
Canadian Pacific Railway
Ltd.	19,000	2,801,930
Danaher Corp.	52,000	5,012,280
Emerson Electric Co.	50,000	2,500,000
Parker Hannifin Corp.	22,000	2,302,520
Precision Castparts Corp.	10,000	2,315,400
Tyco Int’l. Plc	60,000	2,118,600
United Parcel Service, Inc.	20,000	2,060,200
Verisk Analytics, Inc.*	40,000	2,998,000
		22,108,930
Information Technology 21.8%
Accenture PLC	35,000	3,752,700
Alphabet, Inc.*	5,200	3,966,820
Altera Corp.	28,000	1,478,400
ANSYS, Inc.*	26,300	2,451,423
Apple, Inc.	42,000	4,968,600
Check Point Software Technologies Ltd.*	38,000	3,317,020
Cisco Systems, Inc.	160,000	4,360,000

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Cognizant Technology
Solutions Corp.*	41,400	$2,673,612
EMC Corp.	75,000	1,900,500
Microsoft Corp.	145,000	7,880,750
Seagate Technology PLC	40,000	1,437,600
Synopsys, Inc.*	50,000	2,504,000
Texas Instruments, Inc.	85,000	4,940,200
Visa, Inc.	85,000	6,715,850
		52,347,475
Materials 2.9%
Ecolab, Inc.	35,000	4,170,600
Praxair, Inc.	25,000	2,820,000
		6,990,600
Telecommunication Services 2.0%
Verizon Communications, Inc.	105,000	4,772,250
Total Domestic Common Stocks (Cost $159,997,542)		228,226,098
Foreign Stocks & ADR’s 2.8%
Netherlands 1.9%
Unilever NV ADR	101,200	4,426,488
Switzerland 0.9%
Roche Holding AG ADR	67,000	2,244,165
Total Foreign Stocks & ADR’s (Cost $6,533,428)		6,670,653
Institutional Money Market Funds 2.0%
State Street Institutional US Government Money Market Fund (Cost $4,770,808)	4,770,808	4,770,808
Total Investments 99.9% (Cost $171,301,778)†		239,667,559
Other Assets in Excess of Liabilities 0.1%		120,719
Net Assets 100.0%		$239,788,278

*              Non-income producing.

†              Cost for federal income tax purposes is $171,382,543. At November 30, 2015 unrealized appreciation for federal income tax purposes aggregated $68,285,016 of which $75,972,145 related to appreciated securities and $7,687,129 related to depreciated securities.

(a)      Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Mid Cap Opportunities Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager

Performance Highlights

The Sentinel Sustainable Mid Cap Opportunities Fund returned 1.61%* for the fiscal year ended November 30, 2015, compared to a return of 0.46% for the Russell Midcap Index, and 1.90% for the Morningstar Mid-Cap Growth category during the same time period.

Equity Market Review

U.S. mid-cap equities entered the year trading near all-time highs. Global investors appeared to be placing a premium on the relative stability and growth prospects of the U.S. economy in an increasingly uncertain global environment. As a result, given their greater exposure to the domestic economy, mid-cap valuations were at a premium to historical average and earnings were expected to grow in the double digits. As we moved through the year, initially lower commodity prices and the stronger dollar negatively impacted earnings growth. Then, slower than expected global economic growth reduced expectations on corporate earnings, particularly in globally cyclically oriented industries. In the third calendar quarter of 2015, U.S. mid-cap equities experienced their largest decline since the third quarter of 2011 as earnings growth further slowed and valuations contracted. Finally, U.S. mid-cap stocks rallied to finish the Fund’s fiscal year with positive returns for the seventh consecutive year.

Portfolio Review

Information Technology was our top performing sector with a return of 18% compared to 5% for the benchmark sector. Nuance Communications, a provider of voice and language software and solutions for enterprises and consumers worldwide, was our top performing stock with a return of 38%. The company’s business model transition to recurring revenue started to pay dividends this year, as revenue growth stabilized, while margins and cash flow significantly expanded. Altera, a fabless semiconductor company, also returned 38%, as the company agreed to be acquired by Intel.

Financials was our second best performing sector with a return of 12% compared to 4% for the benchmark sector. HCC Insurance Holdings, a specialty insurance company, was our top performer up 48%. The company agreed to be acquired by Tokio Marine for $78 per share. Our bank holdings returned 25% compared to 10% for the benchmark as speculation that the Federal Reserve would increase interest rates drove valuations in the industry higher. Additionally, we owned City National, a regional bank that Canadian bank RBC offered to acquire.

Consumer Discretionary was our most challenging sector with a decline of 8% compared to 1% for the benchmark sector. Men’s Wearhouse was our largest detractor, off 54% for the year including 40% in one day, after pre announcing negative sales and earnings results. The Men’s Wearhouse stores continue to expand sales and profits, but the company levered up last year to acquire Jos. A. Bank. Their attempt to reduce the heavy promotional nature of the concept resulted in a precipitous drop in sales and earnings at Jos. A. Bank during the quarter. Borg Warner, an automotive systems and components supplier, was off 24% on concerns about a slowdown in global auto sales, particularly in China, as well as their potential exposure to Volkswagen.

Health Care slightly underperformed with a return of 8% compared to 9% for the benchmarks sector but was a neutral contributor to overall returns. Each of the remaining sectors had a positive total contribution to return for the year.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality mid-cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning coupled with disciplined valuation analysis to identify favorable entry and exit point’s drives shareholder returns over time.

As always, we appreciate your confidence in us, and we will do our very best to help you achieve your investments goals.

Thank you for your continued support.

/s/ Jason Ronovech

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2005 – November 30, 2015

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2005 – November 30, 2015

Average Annual Total Returns (as of November 30, 2015)

	Class A shares		Class I shares
	Without	With 5%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	1.61%	-3.45%	1.70%
3 years	13.00	11.10	13.13
5 years	10.84	9.70	10.93
10 years	5.06	4.53	4.97

Class	Symbol
A	WAEGX
I	CEGIX

Inception Date of the Fund – 2/8/94

The Sentinel Sustainable Mid Cap Opportunities Fund, which began operations on April 4, 2008, is a successor to the Citizens Emerging Growth Fund, which began operations on February 8, 1994. Performance of the Class A shares prior to their inception on April 4, 2008 is based on the performance of the Standard shares of the Citizens Emerging Growth Fund, which were offered without a sales charge, and reflects the current maximum sales charge. Performance of Class A shares from April 4, 2008 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares from November 1, 1999 to their inception on April 4, 2008 is based on the performance of the Institutional shares of the predecessor. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the prospectus.

The following are total annual operating expense ratios for Sentinel Sustainable Mid Cap Opportunities Fund Class A & I shares: A – 1.33%, I – 1.26%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Mid-sized company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

A Sentinel Sustainable Fund’s environmental, social and corporate governance criteria may cause the Fund to forgo opportunities to buy certain securities, and/or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, a Sentinel Sustainable Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2015

Top Sectors*

Sector	Percent of Net Assets
Industrials	19.1%
Consumer Discretionary	17.8%
Information Technology	17.6%
Health Care	17.3%
Financials	12.1%
Energy	3.2%
Utilities	3.1%
Consumer Staples	2.2%
Materials	1.5%

Top 10 Holdings**

Description	Percent of Net Assets
Nuance Communications, Inc.	5.4%
DENTSPLY Int’l., Inc.	3.4%
ITC Holdings Corp.	3.1%
Quanta Services, Inc.	2.8%
Henry Schein, Inc.	2.8%
LKQ Corp.	2.8%
Microchip Technology, Inc.	2.7%
East West Bancorp, Inc.	2.7%
Genesee & Wyoming, Inc.	2.6%
MEDNAX, Inc.	2.6%
Total of Net Assets	30.9%

*“Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2015

		Value
	Shares	(Note 2)
Domestic Common Stocks 90.4%
Consumer Discretionary 17.8%
Ascena Retail Group, Inc.*	200,830	$2,275,404
BorgWarner, Inc.	50,440	2,153,284
Coach, Inc.	45,550	1,447,123
Jarden Corp.*	62,235	2,905,130
John Wiley & Sons, Inc.	47,040	2,426,794
LKQ Corp.*	120,800	3,562,392
MDC Partners, Inc.	104,510	2,252,191
Men’s Wearhouse, Inc.	47,060	940,729
PVH Corp.	18,870	1,722,642
TRI Pointe Group, Inc.*	224,460	3,131,217
		22,816,906
Consumer Staples 2.2%
Flowers Foods, Inc.	120,695	2,838,746

Energy 3.2%
Core Laboratories NV	17,770	2,099,526
Noble Energy, Inc.	54,030	1,981,280
		4,080,806
Financials 10.1%
Affiliated Managers Group, Inc.*	10,900	1,931,807
East West Bancorp, Inc.	78,530	3,406,631
Invesco Ltd.	77,630	2,615,355
M&T Bank Corp.	11,000	1,378,630
Raymond James Financial, Inc.	37,910	2,226,454
Signature Bank*	8,950	1,415,443
		12,974,320
Health Care 17.3%
Bio-Rad Laboratories, Inc.*	10,387	1,451,272
Bio-Techne Corp.	17,820	1,625,362
DENTSPLY Int’l., Inc.	72,390	4,391,177
Henry Schein, Inc.*	22,770	3,563,050
MEDNAX, Inc.*	45,880	3,274,456
Patterson Cos, Inc.	23,500	1,070,895
STERIS PLC	32,250	2,463,255
Varian Medical Systems, Inc.*	26,860	2,169,751
Zimmer Biomet Holdings, Inc.	20,930	2,114,139
		22,123,357
Industrials 19.1%
Ametek, Inc.	54,520	3,078,199
Genesee & Wyoming, Inc.*	47,890	3,317,340
IHS, Inc.*	18,630	2,297,265
Jacobs Engineering Group, Inc.*	73,270	3,234,138
Knight Transportation, Inc.	56,000	1,485,120
Masco Corp.	94,520	2,827,093
Quanta Services, Inc.*	163,890	3,613,775
Stericycle, Inc.*	16,360	1,974,979
Waste Connections, Inc.	49,070	2,674,315
		24,502,224
Information Technology 16.1%
Dolby Laboratories, Inc.	70,350	2,432,703
Microchip Technology, Inc.	70,700	3,413,396
Nuance Communications, Inc.*	331,450	6,937,249
ON Semiconductor Corp.*	249,440	2,733,862
Open Text Corp.	42,280	2,048,466
Plantronics, Inc.	23,720	1,255,025
Skyworks Solutions, Inc.	22,170	1,840,553
		20,661,254
Materials 1.5%
Steel Dynamics, Inc.	107,950	1,877,250

Utilities 3.1%
ITC Holdings Corp.	109,370	4,033,566

Total Domestic Common Stocks (Cost $104,494,070)		115,908,429

Foreign Stocks & ADR’s 1.5%
Israel 1.5%
NICE Systems Ltd. ADR (Cost $1,301,449)	30,590	1,880,368

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Real Estate Investment Trusts 2.0%
Financials 2.0%
Digital Realty Trust, Inc.*(a) (Cost $2,219,238)	36,680	$2,644,995

Institutional Money Market Funds 6.2%
State Street Institutional US Government Money Market Fund (Cost $7,889,678)	7,889,678	7,889,678
Total Investments 100.1% (Cost $115,904,435)†		128,323,470

Excess of Liabilities Over Other Assets (0.1)%		(144,800)

Net Assets 100.0%		$128,178,670

*            Non-income producing.

†            Cost for federal income tax purposes is $116,076,228. At November 30, 2015 unrealized appreciation for federal income tax purposes aggregated $12,247,242 of which $20,412,395 related to appreciated securities and $8,165,153 related to depreciated securities.

(a)         Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Total Return Bond Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager

Performance Highlights

The Sentinel Total Return Bond Fund produced a total return of -0.87%* for the fiscal year ended November 30, 2015. This compares to a return of 0.97% for the Barclays U.S. Aggregate Bond Index and 0.11% for the Morningstar Intermediate-Term Bond category.

Bond Market Review

Concerns emerging from late 2014 spilled over into 2015. Investors remained focused on an eventual unwind of Federal Reserve easing, the weight of a stronger dollar on corporate earnings, fading growth in China, and soft commodity prices. Even away from Energy and Metals, corporate balance sheets deteriorated in support of shareholder enriching activities including elevated buybacks and dividends.

As organic growth continues to be challenging and the corporate bond market remains open, we expect mergers and acquisitions to continue. Away from the Energy and other Commodity sectors, corporate issuance should remain strong. Investors should expect the market to continue to be bifurcated in early 2016 as Commodity sectors deal with anemic demand, weak spot prices, and elevated default risk. However, investors continue to seek income. Consequently, as earnings in other sectors remain more stable, so should credit spreads.

The Federal Reserve ended its unprecedented era of zero rates and in December increased rates in a well telegraphed move. Still, the language out of the Federal Reserve remained dovish and we expect the Federal Reserve to remain data dependent. While there is much ink spilled on geopolitical risks, the market will likely remain more responsive to the accommodativeness of central banks, corporate earnings, assessment of the credit cycle, and angst over the meaning of weakness in commodities. During 2016, we intend to remain vigilant for evolving risks and continue to believe that flexibility will be critical to navigating the markets.

Key Performance Attribution

The Fund underperformed the Barclays U.S. Aggregate Index by 89bps during the fiscal year ended November 30th 2015. This was largely driven by exposure to the Treasury yield curve which produced 33bps of underperformance and asset allocation which resulted in another 63bps of underperformance. Security selection generated a positive 11bps relative to benchmark while trading and other factors were a negative 4.7bps.

The underperformance from asset allocation was largely driven by 58bps of negative contribution from investment grade corporates and 51bps from U.S. Treasuries, partially offset by the impact of cash and a variety of other factors. An allocation to Energy and Mining related sectors was a significant driver of the negative contribution of Investment Grade Corporates.

Security selection generated 11bps of positive performance. The performance of Mortgage-Backed Securities (MBS) which contributed 26bps was partially offset by a negative 16bps from Investment Grade Corporates. Underperforming investments in Technology and Independent Exploration & Production were partially offset by better results in Media and Cable.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Portfolio Positioning and Outlook

At the end of the fiscal year, the Fund’s portfolio consisted of a 38% exposure to Investment Grade Corporates, 8% High Yield corporates, 32% MBS, and 22% Cash. The Fund’s exposure to Collateralized Mortgage Obligations (CMOs) was less than 1.5%. The effective duration** of the Fund measured 3.7 years at the end of November 2015.

We exit 2015 much as we began. Corporate balance sheets continue to deteriorate and growth is becoming scarce. Historically, this is particularly challenging for high yield. We are cautious of energy and mining sectors as elevated supply meets slack demand. Still, as investors continue to look for income we look for opportunity in other sectors. Although the market is likely to be anxious as the era of zero interest rates ends, we believe that the Federal Reserve will continue to be generally vigilant and supportive. Again in 2016, we believe that a flexible approach will serve shareholders best in what is likely to be another volatile year.

/s/ Jason Doiron

** Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A and Class C shares)

From Inception — November 30, 2015

Growth of a $1,000,000 Investment (Class I, Class R3 and Class R6 shares)

From Inception — November 30, 2015

Average Annual Total Returns (as of November 30, 2015)

	Class A shares		Class C shares		Class I shares	Class R3 shares	Class R6 shares
	Without	With 2.25%	Without	With 1%	No	No	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge	Sales Charge	Sales Charge
1 year	-0.87%	-3.05%	-1.69	-2.66%	-0.70%	-0.90%	-0.60%
3 years	1.69	0.93	1.02	1.02	1.83	1.37	1.78
Since inception	4.30	3.82	3.80	3.80	4.46	3.93	4.36

Class	Symbol
A	SATRX
C	SCTRX
I	SITRX
R3	SBRRX
R6	STRRX

Inception Date of the Fund — 12/17/10

Performance of the Class R3 and Class R6 shares prior to their inception on December 23, 2014 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class R3 and Class R6 shares do not charge a front-end sales charge and, in the case of the Class R3 shares, adjusted for Class R3’s estimated higher expenses. The “since inception” performance data for Class R3 and Class R6 shares is calculated from December 17, 2010, which was the inception date of the Fund. Class I shares, Class R3 shares and Class R6 shares do not impose a sales charge. Only eligible investors may purchase Class I, Class R3 and Class R6 shares, as described in the prospectus.

The following are total annual operating expense ratios for Sentinel Total Return Bond Fund Class A, C, I, R3 & R6 shares: A — 0.96%, C — 1.75%, I — 0.80%, R3 — 1.34%, R6 - 0.84%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risks. These risks may result in greater share price volatility. International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2015

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	23.8%
1 yr. to 2.99 yrs.	5.9%
3 yrs. to 3.99 yrs.	8.0%
4 yrs. to 5.99 yrs.	23.2%
6 yrs. to 7.99 yrs.	30.7%
8 yrs. and over	8.4%

Average Effective Duration (for all Fixed Income Holdings) 3.7 years* (Unaudited)

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AY1670	3.50%	02/01/45	4.3%
FNMA TBA 15 YR Dec	2.50%	12/16/30	4.0%
FNMA AX0884	4.50%	10/01/44	2.3%
FHLMC G08637	4.00%	04/01/45	2.1%
FNMA TBA 30 YR Dec	3.00%	12/10/45	2.1%
FHLMC Q33006	3.50%	04/01/45	1.9%
FNMA AT2016	3.00%	04/01/43	1.9%
FNMA AH8925	4.50%	03/01/41	1.8%
FHLMC Q32917	3.00%	04/01/45	1.7%
FHLMC Q29056	4.00%	10/01/44	1.3%
Total of Net Assets			23.4%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2015

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 46.3%
U.S. Government Agency Obligations 33.9%
Federal Home Loan Mortgage Corporation 9.5%
Agency Discount Notes:
0.01%, 12/04/15	1,600 M	1,599,994
Collateralized Mortgage Obligations:
FHR 3859 JB
5%, 05/15/41	2,916 M	$3,213,102
Mortgage-Backed Securities:
15-Year:
FHLMC J22900
2.5%, 03/01/28	1,392 M	1,422,656
30-Year:
FHLMC A90197
4.5%, 12/01/39	2,380 M	2,571,952
FHLMC Q02664
4.5%, 08/01/41	4,184 M	4,524,775
FHLMC Q29260
4%, 10/01/44	7,266 M	7,712,003
FHLMC Q29056
4%, 10/01/44	10,209 M	10,834,581
FHLMC Q32917
3%, 04/01/45	13,977 M	14,041,091
FHLMC Q33006
3.5%, 04/01/45	15,400 M	15,940,918
FHLMC G08637
4%, 04/01/45	16,551 M	17,559,725
		73,185,045
Total Federal Home Loan Mortgage Corporation		79,420,797

Federal National Mortgage Association 22.9%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR Dec
2.5%, 12/16/30(a)	33,130 M	33,567,420
30-Year:
FNMA 725423
5.5%, 05/01/34	869 M	979,896
FNMA 725610
5.5%, 07/01/34	775 M	873,397
FNMA AD9193
5%, 09/01/40	2,422 M	2,684,268
FNMA 890310
4.5%, 12/01/40	7,023 M	7,604,288
FNMA AH8925
4.5%, 03/01/41	14,146 M	15,330,725
FNMA AL2860
3%, 12/01/42	3,829 M	3,860,023
FNMA AR9195
3%, 03/01/43	7,888 M	7,946,370
FNMA AT2016
3%, 04/01/43	15,294 M	15,406,802
FNMA AS0779
4%, 10/01/43	4,166 M	4,466,793
FNMA AW0972
4.5%, 05/01/44	5,225 M	5,654,633
FNMA AL5718
3.5%, 09/01/44	1,120 M	1,163,922
FNMA AX1348
4%, 10/01/44	8,244 M	8,767,604
FNMA AX0884
4.5%, 10/01/44	17,798 M	19,300,616
FNMA AY1670
3.5%, 02/01/45	34,103 M	35,366,593
FNMA AS4707
3.5%, 04/01/45	10,000 M	10,387,354
FNMA TBA 30 YR Dec
3%, 12/10/45(a)	17,000 M	17,078,359
		156,871,643
Total Federal National Mortgage Association		190,439,063
Government National Mortgage Corporation 1.5%
Collateralized Mortgage Obligations:
GNR 10-33 PX
5%, 09/20/38	5,000 M	5,387,161
GNR 10-169 AW
4.5%, 12/20/40	2,750 M	3,018,107
GNR 12-147 Interest Only
0.5993%, 04/16/54	14,655 M	618,594
		9,023,862

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Mortgage-Backed Securities:
30-Year:
GNMA II 005175
4.5%, 09/20/41	3,264 M	$3,553,879
Total Government National Mortgage Corporation		12,577,741
Total U.S. Government Agency Obligations		282,437,601
U.S. Treasury Obligations 12.4%
U.S. Treasury Bill
0.05%, 12/03/15	13,300 M	13,299,963
U.S. Treasury Bill
0.061%, 12/03/15	25,300 M	25,299,914
U.S. Treasury Bill
0.062%, 12/03/15	35,200 M	35,199,878
U.S. Treasury Bill
0.066%, 12/03/15	29,000 M	28,999,894
Total U.S. Treasury Obligations		102,799,649
Total U.S. Government Obligations (Cost $385,991,307)		385,237,250
Domestic Corporate Bonds 43.0%
Basic Industry 3.4%
Alfa SAB de CV
5.25%, 03/25/24(b)	3,595 M	3,720,825
Allegheny Technologies, Inc.
7.125%, 08/15/23	555 M	448,162
Barrick Gold Corp.
4.1%, 05/01/23	4,020 M	3,540,354
CF Industries, Inc.
3.45%, 06/01/23	5,525 M	5,228,120
Methanex Corp.
5.25%, 03/01/22	5,300 M	5,288,944
Monsanto Co.
2.85%, 04/15/25	5,560 M	5,150,912
Packaging Corp of America
3.65%, 09/15/24	4,000 M	3,961,604
Samarco Mineracao SA
5.375%, 09/26/24(b)	2,405 M	865,800
		28,204,721
Capital Goods 0.8%
Ardagh Holdings USA, Inc.
3.3372%, 12/15/19(b)	2,450 M	2,413,250
PaperWorks Industries, Inc.
9.5%, 08/15/19(b)	1,692 M	1,666,620
TransDigm, Inc.
6.5%, 07/15/24	2,330 M	2,306,700
		6,386,570
Communications 8.7%
21st Century Fox America, Inc.
3.7%, 09/15/24	6,400 M	6,508,441
American Tower Corp.
4%, 06/01/25	6,185 M	6,142,163
AT&T, Inc.
4.75%, 05/15/46	4,750 M	4,474,766
Bankrate, Inc.
6.125%, 08/15/18(b)	5,690 M	5,746,900
British Sky Broadcasting Group
3.75%, 09/16/24(b)	6,400 M	6,367,981
CCO Holdings Capital Corp.
5.125%, 05/01/23(b)	1,430 M	1,428,212
Digicel Ltd.
6%, 04/15/21(b)	2,250 M	2,019,375
DIRECTV Holdings LLC
3.8%, 03/15/22	6,870 M	7,035,560
Intelsat Jackson Holdings SA
6.625%, 12/15/22	1,500 M	915,000
5.5%, 08/01/23	2,000 M	1,506,250
Interpublic Group of Cos, Inc.
4.2%, 04/15/24	7,100 M	7,080,837
Level 3 Financing, Inc.
5.375%, 08/15/22	2,752 M	2,780,910
RCN Telecom Services LLC
8.5%, 08/15/20(b)	1,825 M	1,868,344
Rogers Communications, Inc.
4.1%, 10/01/23	6,090 M	6,357,394
Sinclair Television Group, Inc.
5.625%, 08/01/24(b)	3,700 M	3,630,625
Sprint Communications, Inc.
7%, 08/15/20	2,000 M	1,665,000
Verizon Communications, Inc.
3.5%, 11/01/24	1,970 M	1,980,673
6.55%, 09/15/43	4,000 M	4,847,944
		72,356,375
Consumer Cyclical 4.3%
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(b)	2,353 M	2,294,175
CEC Entertainment, Inc.
8%, 02/15/22	3,650 M	3,522,250
Chrysler Group LLC
8.25%, 06/15/21	2,062 M	2,225,414
Ford Motor Co.
4.75%, 01/15/43	4,750 M	4,574,022
Ford Motor Credit Co., LLC
3.664%, 09/08/24	7,665 M	7,518,154
Goodyear Tire & Rubber Co.
8.25%, 08/15/20	1,735 M	1,809,518
QVC, Inc.
4.375%, 03/15/23	4,870 M	4,660,907
Toll Brothers Finance Corp.
5.875%, 02/15/22	2,095 M	2,252,125
Walgreens Boots Alliance, Inc.
3.8%, 11/18/24	7,035 M	6,922,306
		35,778,871
Consumer Non-Cyclical 5.5%
AbbVie, Inc.
4.7%, 05/14/45	4,750 M	4,680,807
Actavis Funding SCS
3%, 03/12/20	1,875 M	1,903,288
3.8%, 03/15/25	5,300 M	5,357,569
Boston Scientific Corp.
4.125%, 10/01/23	3,000 M	3,053,631
Concordia Healthcare Corp.
9.5%, 10/21/22(b)	2,250 M	2,205,000
Diamond Foods, Inc.
7%, 03/15/19(b)	1,785 M	1,856,400
JBS USA Finance, Inc.
5.75%, 06/15/25(b)	1,000 M	945,000
Laboratory Corp of America Holdings
2.625%, 02/01/20	1,000 M	995,930
3.6%, 02/01/25	5,350 M	5,215,945
Pernod Ricard SA
4.45%, 01/15/22(b)	6,850 M	7,148,591
Quest Diagnostics, Inc.
3.5%, 03/30/25	3,900 M	3,787,875
US Foods, Inc.
8.5%, 06/30/19	3,592 M	3,740,170
Wells Enterprises, Inc.
6.75%, 02/01/20(b)	2,038 M	2,096,593
Zoetis, Inc.
3.25%, 02/01/23	3,000 M	2,872,266
		45,859,065
Energy 5.0%
Chesapeake Midstream Partners LP
6.125%, 07/15/22	4,908 M	4,902,680
Columbia Pipeline Group, Inc.
3.3%, 06/01/20(b)	2,605 M	2,578,304
EQT Midstream Partners LP
4%, 08/01/24	5,500 M	4,805,845
Halliburton Co.
5%, 11/15/45	6,375 M	6,504,374
Nabors Industries, Inc.
5.1%, 09/15/23	2,175 M	1,911,977
Oceaneering Int’l. Inc
4.65%, 11/15/24	3,900 M	3,540,853
PBF Holding Co LLC / PBF Finance Corp.
7%, 11/15/23(b)	1,500 M	1,501,875
Rowan Cos, Inc.
5.4%, 12/01/42	7,200 M	4,844,779
Southwestern Energy Co.
4.05%, 01/23/20	3,352 M	2,972,959
4.95%, 01/23/25	3,127 M	2,580,951
Williams Cos, Inc.
4.55%, 06/24/24	7,000 M	5,753,475
		41,898,072
Financials 4.4%
Bank of America Corp.
4.2%, 08/26/24	6,700 M	6,778,169
Brookfield Asset Management, Inc.
4%, 01/15/25	6,000 M	5,996,832
Fifth Street Finance Corp.
4.875%, 03/01/19	2,500 M	2,512,265
Jefferies Finance LLC
7.5%, 04/15/21(b)	1,575 M	1,497,431
JPMorgan Chase & Co
4.125%, 12/15/26	2,000 M	2,028,274

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Peachtree Corners Funding Trust
3.976%, 02/15/25(b)	3,600 M	$3,617,327
Prospect Capital Corp.
5%, 07/15/19	2,400 M	2,434,649
Wells Fargo & Co.
4.1%, 06/03/26	6,140 M	6,250,188
Wintrust Financial Corp.
5%, 06/13/24	5,000 M	5,020,995
		36,136,130
Insurance 2.3%
ACE INA Holdings, Inc.
4.35%, 11/03/45	1,250 M	1,256,120
CNO Financial Group, Inc.
5.25%, 05/30/25	1,685 M	1,720,806
Genworth Holdings, Inc.
4.8%, 02/15/24	3,675 M	2,719,500
Prudential Financial, Inc.
5.375%, 05/15/45	6,650 M	6,758,063
TIAA Asset Management Fin., Co., LLC
4.125%, 11/01/24(b)	6,710 M	6,795,371
		19,249,860
Real Estate 4.2%
ARC Properties Operating Partnership LP
4.6%, 02/06/24	4,151 M	4,028,811
CBL & Associates LP
5.25%, 12/01/23	2,490 M	2,509,434
Government Properties Income Trust
3.75%, 08/15/19	5,200 M	5,250,653
Hospitality Properties Trust
4.5%, 03/15/25	5,750 M	5,635,443
Piedmont Operating Partnership LP
4.45%, 03/15/24	2,025 M	2,039,349
Retail Opportunity Investments Partnership LP
5%, 12/15/23	5,625 M	5,797,215
4%, 12/15/24	2,400 M	2,279,489
Retail Properties of America, Inc.
4%, 03/15/25	2,650 M	2,513,875
Select Income REIT
2.85%, 02/01/18	5,000 M	5,005,660
		35,059,929
Technology 3.6%
Advanced Micro Devices, Inc.
7.75%, 08/01/20	2,350 M	1,627,375
Apple, Inc.
4.375%, 05/13/45	4,750 M	4,785,060
Ericsson LM
4.125%, 05/15/22	4,150 M	4,295,370
Fidelity National Information Services, Inc.
3.875%, 06/05/24	6,400 M	6,195,655
5%, 10/15/25	1,900 M	1,973,047
Hewlett Packard Co.
6.35%, 10/15/45(b)	4,800 M	4,622,990
QUALCOMM, Inc.
4.8%, 05/20/45	7,600 M	6,376,484
		29,875,981
Transportation 0.8%
FedEx Corp.
4.1%, 02/01/45	4,750 M	4,297,121
Penske Truck Leasing Co. LP
2.5%, 03/15/16(b)	2,625 M	2,635,502
		6,932,623
Total Domestic Corporate Bonds (Cost $366,833,499)		357,738,197
Municipal Bonds 0.6%
State of Connecticut
5.295%, 10/01/29 (Cost $5,061,101)	4,500 M	5,124,375
Bank Loans 0.5%
Basic Industry 0.3%
MacDermid, Inc.
5.5%, 06/07/20(c)	1,000 M	975,000
Performance Food Group, Inc.
6.25%, 11/14/19(d)	1,381 M	1,381,629
		2,356,629
Technology 0.2%
Deltek, Inc.
5%, 06/25/22(e)	1,708 M	1,697,937
Total Bank Loans (Cost $4,059,771)		4,054,566

	Shares
Institutional Money Market Funds 14.8%
State Street Institutional US Government Money Market Fund (Cost $123,198,945)	123,198,945	123,198,945
Total Investments 105.2% (Cost $885,144,623)†		875,353,333
Excess of Liabilities Over Other Assets (5.2)%		(43,243,752)
Net Assets 100.0%		$832,109,581

†                 Cost for federal income tax purposes is $885,222,704. At November 30, 2015 unrealized depreciation for federal income tax purposes aggregated $9,869,371 of which $2,937,720 related to appreciated securities and $12,807,091 related to depreciated securities.

(a)         The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)         Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the market value of rule 144A securities amounted to $69,522,491 or 8.36% of net assets.

(c)          MacDermid, Inc. has a variable interest rate that floats quarterly on the last day of March, June, September, and December. The interest rate is based on the 3-month Libor rate plus 4.5%.

(d)         Performance Food Group, Inc. has a variable interest rate that floats quarterly on 14th of February, May, August and November. The interest rate is based on the 3-month Libor rate plus 5.25%.

(e)          Deltek, Inc. has a variable interest rate that floats quarterly on 15th of January, April, July, and October. The interest rate is based on the 3-month Libor rate plus 4.0%.

At November 30, 2015, the following futures contracts were outstanding with $1,860,718 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)
Short, 475 U.S. Treasury 10-Year Note futures contracts	12/15	$60,332,422	$(334,160)
Short, 275 U.S. Treasury 30-Year Note futures contracts	12/15	42,736,719	(593,976)
Short, 15 S&P 500 E-mini futures contracts	12/15	1,559,850	8,150
Totals		$104,628,991	$(919,986)
Net payments of variation margin and/or brokerage fees			914,280
Variation margin payable on open futures contracts			$(5,706)

The accompanying notes are an integral part of the financial statements.

Sentinel Unconstrained Bond Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager

Performance Highlights

The inception date for the Sentinel Unconstrained Bond Fund was December 23, 2014. For the fiscal year to date period ended November 30, 2015, the Fund produced a total return of -1.23%*. This compares to a return of 0.24% for the Bank of America/Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index and -0.73% for the Morningstar Nontraditional Bond category.

Bond Market Review

Concerns emerging from late 2014 spilled over into 2015. Investors remained focused on an eventual unwind of Federal Reserve easing, the weight of a stronger dollar on corporate earnings, fading growth in China, and soft commodity prices. Even away from Energy and Metals, corporate balance sheets deteriorated in support of shareholder enriching activities including elevated buybacks and dividends.

As organic growth continues to be challenging and the corporate bond market remains open, we expect mergers and acquisitions to continue. Away from the Energy and other Commodity sectors, corporate issuance should remain strong. Investors should expect the market to continue to be bifurcated in early 2016 as Commodity sectors deal with anemic demand, weak spot prices, and elevated default risk. However, investors continue to seek income. Consequently, as earnings in other sectors remain more stable, so should credit spreads.

The Federal Reserve ended its unprecedented era of zero rates and in December increased rates in a well telegraphed move. Still, the language out of the Federal Reserve remained dovish and we expect the Federal Reserve to remain data dependent. While there is much ink spilled on geopolitical risks, the market will likely remain more responsive to the accommodativeness of central banks, corporate earnings, assessment of the credit cycle, and angst over the meaning of weakness in commodities. During 2016, we intend to remain vigilant for evolving risks and continue to believe that flexibility will be critical to navigating the markets.

Key Performance Attribution

The Fund underperformed the Bank of America Merrill Lynch USD LIBOR 3 Month Index and the Morningstar Nontraditional Bond category. A positive contribution from the Fund’s U.S. Treasury exposure was more than offset by other factors. Yield curve, trading, and other factors generated 125bps of outperformance during the period. However, asset allocation and security selection contributed -158bps. As spreads widened throughout the year, the Fund’s High Yield Corporate exposure detracted from performance. In High Yield Corporates, security selection contributed positively as a number of sectors including Media, Wirelines, and Health Care more than offset poor performance in Energy and Mining sectors. The Fund’s investments in High Grade Corporate bonds in Commodity related sectors and Technology contributed to underperformance as well.

At the end of the fiscal year, the portfolio positioning of the Fund included a 31% exposure to Investment Grade Corporate bonds and a 21% exposure to High Yield Corporate bonds. The Fund’s exposure to Mortgage-Backed Securities (MBS) and Cash were 14% and 34%, respectively. The effective duration** of the Fund stood at 1.5 years as of November 30, 2015.

We exit 2015 much as we began. Corporate balance sheets continue to deteriorate and growth is becoming scarce. Historically, this is particularly challenging for High Yield. We are cautious of Energy and Mining sectors as elevated supply meets slack demand. Still, as investors continue to look for income we look for opportunity in other sectors. Although the market is likely to be anxious as the era of zero interest rates ends, we believe that the Federal Reserve will continue to be generally vigilant and supportive. Again in 2016, we believe that a flexible approach will serve shareholders best in what is likely to be another volatile year.

/s/ Jason Doiron

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

** Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

The Bank of America/Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR, published by the British Bankers’ Association, is a composite of the rates of interest at which banks borrow from one another in the London market, and is a widely used benchmark for short-term interest rates. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph reflects the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A and Class C shares)
From Inception — November 30, 2015

Growth of a $1,000,000 Investment (Class I shares)

From Inception — November 30, 2015

Cumulative Total Returns (as of November 30, 2015)

	Class A shares		Class C shares		Class I shares
	Without	With 2.25%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
Since inception	-1.23%	-3.45%	-1.99%	-2.96%	-1.14%

Class	Symbol
A	SUBAX
C	SUBCX
I	SUBIX

Inception Date of the Fund — 12/23/14

Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Unconstrained Bond Fund Class A, C & I shares: A — 1.56%, C — 3.56%, I — 1.14%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to pre-payment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the US government or its agencies. International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than US domestic securities. The Fund may invest in distressed securities, which are securities that are near, or currently going through, bankruptcy. These securities tend to offer higher yields, but may have greater risk that may result in the Fund’s share price declining. An active trading approach increases the Fund’s costs and may reduce the Fund’s performance. It may also increase the amount of capital gains that the Fund pays. The Fund may engage in short sales. Short selling involves certain risks, including potential additional costs associated with covering short positions and a possibility of unlimited losses on certain short sale positions. The Fund may engage in certain transactions, such as derivative transactions, that may result in the Fund becoming leveraged. Leverage risk may expose the Fund to potential losses that exceed the amount originally invested by the Fund. At times, due to adverse market conditions, the Fund may not be able to sell certain securities without a substantial loss in price, if at all.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current prospectus.

A CDSC of up to 0.50% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The BofA/Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR, published by the British Bankers’ Association, is a composite of the rates of interest at which banks borrow from one another in the London market, and is a widely used benchmark for short-term interest rates. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2015

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	37.4%
1 yr. to 2.99 yrs.	4.5%
3 yrs. to 3.99 yrs.	8.1%
4 yrs. to 5.99 yrs.	17.0%
6 yrs. to 7.99 yrs.	21.7%
8 yrs. and over	11.3%

Average Effective Duration (for all Fixed Income Holdings) 1.5 years* (Unaudited)

Top 10 Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AH8925	4.50%	03/01/41	3.3%
FHLMC Q33006	3.50%	04/01/45	2.7%
FHLMC G08637	4.00%	04/01/45	2.6%
FHLMC Q32917	3.00%	04/01/45	1.9%
FNMA TBA 15 YR Dec	2.50%	12/16/30	1.8%
Southwestern Energy Co.	4.05%	01/23/20	1.8%
Bankrate, Inc.	6.125%	08/15/18	1.6%
FNMA TBA 30 YR Dec	3.00%	12/10/45	1.6%
Sinclair Television Group, Inc.	5.625%	08/01/24	1.2%
Goodyear Tire & Rubber Co.	8.25%	08/15/20	1.0%
Total of Net Assets			19.5%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2015

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 13.9%
U.S. Government Agency Obligations 13.9%
Federal Home Loan Mortgage Corporation 7.2%
Mortgage-Backed Securities:
30-Year:
FHLMC Q32917
3%, 04/01/45	482 M	$484,176
FHLMC Q33006
3.5%, 04/01/45	661 M	683,730
FHLMC G08637
4%, 04/01/45	625 M	662,818
Total Federal Home Loan Mortgage Corporation		1,830,724

Federal National Mortgage Association 6.7%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR Dec
2.5%, 12/16/30(a)	450 M	455,941
30-Year:
FNMA AH8925
4.5%, 03/01/41	783 M	848,851
FNMA TBA 30 YR Dec
3%, 12/10/45(a)	400 M	401,844
		1,250,695
Total Federal National Mortgage Association		1,706,636
Total U.S. Government Obligations (Cost $3,566,381)		3,537,360

Domestic Corporate Bonds 50.3%
Basic Industry 3.3%
Allegheny Technologies, Inc.
7.125%, 08/15/23	250 M	201,875
CF Industries, Inc.
3.45%, 06/01/23	200 M	189,253
Methanex Corp.
5.25%, 03/01/22	40 M	39,917
Monsanto Co.
2.85%, 04/15/25	250 M	231,606
Packaging Corp of America
3.65%, 09/15/24	100 M	99,040
Samarco Mineracao SA
5.375%, 09/26/24(b)	250 M	90,000
		851,691
Capital Goods 2.2%
Ardagh Holdings USA, Inc.
3.3372%, 12/15/19(b)	250 M	246,250
PaperWorks Industries, Inc.
9.5%, 08/15/19(b)	138 M	135,930
TransDigm, Inc.
6.5%, 07/15/24	195 M	193,050
		575,230
Communications 11.0%
21st Century Fox America, Inc.
3.7%, 09/15/24	200 M	203,389
AT&T, Inc.
4.75%, 05/15/46	250 M	235,514
Bankrate, Inc.
6.125%, 08/15/18(b)	410 M	414,100
British Sky Broadcasting Group
3.75%, 09/16/24(b)	200 M	198,999
CCO Holdings Capital Corp.
5.125%, 05/01/23(b)	170 M	169,788
Digicel Ltd.
6%, 04/15/21(b)	175 M	157,063
DIRECTV Holdings LLC
3.8%, 03/15/22	200 M	204,820
Intelsat Jackson Holdings SA
6.625%, 12/15/22	200 M	122,000
Level 3 Financing, Inc.
5.375%, 08/15/22	250 M	252,626
RCN Telecom Services LLC
8.5%, 08/15/20(b)	175 M	179,156
Rogers Communications, Inc.
4.1%, 10/01/23	200 M	208,781
Sinclair Television Group, Inc.	.
5.625%, 08/01/24(b)	300 M	294,375
Sprint Communications, Inc.
7%, 08/15/20	200 M	166,500
		2,807,111

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Consumer Cyclical 6.8%
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(b)	100 M	$97,500
CEC Entertainment, Inc.
8%, 02/15/22	250 M	241,250
Chrysler Group LLC
8.25%, 06/15/21	100 M	107,925
Ford Motor Co.
4.75%, 01/15/43	250 M	240,738
Ford Motor Credit Co., LLC
3.664%, 09/08/24	200 M	196,168
Goodyear Tire & Rubber Co.
8.25%, 08/15/20	250 M	260,738
QVC, Inc.
4.375%, 03/15/23	200 M	191,413
Toll Brothers Finance Corp.
5.875%, 02/15/22	190 M	204,250
Walgreens Boots Alliance, Inc.
3.8%, 11/18/24	200 M	196,796
		1,736,778
Consumer Non-Cyclical 6.8%
AbbVie, Inc.
4.7%, 05/14/45	250 M	246,358
Actavis Funding SCS
3%, 03/12/20	150 M	152,263
3.8%, 03/15/25	150 M	151,629
Concordia Healthcare Corp.
9.5%, 10/21/22(b)	200 M	196,000
Diamond Foods, Inc.
7%, 03/15/19(b)	145 M	150,800
Pernod Ricard SA
4.45%, 01/15/22(b)	200 M	208,718
Quest Diagnostics, Inc.
3.5%, 03/30/25	200 M	194,250
US Foods, Inc.
8.5%, 06/30/19	250 M	260,313
Wells Enterprises, Inc.
6.75%, 02/01/20(b)	175 M	180,031
		1,740,362
Energy 4.5%
Halliburton Co.
5%, 11/15/45	225 M	229,566
PBF Holding Co LLC / PBF Finance Corp.
7%, 11/15/23(b)	125 M	125,156
Rowan Cos, Inc.
5.4%, 12/01/42	200 M	134,577
Southwestern Energy Co.
4.05%, 01/23/20	500 M	443,461
Williams Cos, Inc.
4.55%, 06/24/24	250 M	205,481
		1,138,241
Financials 2.9%
Bank of America Corp.
4.2%, 08/26/24	200 M	202,333
Jefferies Finance LLC
7.5%, 04/15/21(b)	138 M	130,728
Peachtree Corners Funding Trust
3.976%, 02/15/25(b)	200 M	200,963
Wells Fargo & Co.
4.1%, 06/03/26	200 M	203,589
		737,613
Insurance 4.2%
ACE INA Holdings, Inc.
4.35%, 11/03/45	250 M	251,224
CNO Financial Group, Inc.
5.25%, 05/30/25	150 M	153,187
Genworth Holdings, Inc.
4.8%, 02/15/24	325 M	240,500
Prudential Financial, Inc.
5.375%, 05/15/45	230 M	233,738
TIAA Asset Management Fin., Co., LLC
4.125%, 11/01/24(b)	200 M	202,545
		1,081,194
Real Estate 3.6%
ARC Properties Operating Partnership LP
4.6%, 02/06/24	250 M	242,641
Hospitality Properties Trust
4.5%, 03/15/25	250 M	245,019
Retail Opportunity Investments Partnership LP
4%, 12/15/24	200 M	189,958
Retail Properties of America, Inc.
4%, 03/15/25	250 M	237,158
		914,776
Technology 4.1%
Advanced Micro Devices, Inc.
7.75%, 08/01/20	250 M	173,125
Apple, Inc.
4.375%, 05/13/45	250 M	251,845
Fidelity National Information Services, Inc.
3.875%, 06/05/24	200 M	193,614
Hewlett Packard Co.
6.35%, 10/15/45(b)	200 M	192,625
QUALCOMM, Inc.
4.8%, 05/20/45	275 M	230,728
		1,041,937
Transportation 0.9%
FedEx Corp.
4.1%, 02/01/45	250 M	226,164
Total Domestic Corporate Bonds (Cost $13,423,487)		12,851,097
Municipal Bonds 0.9%
State of Connecticut
5.295%, 10/01/29 (Cost $224,934)	200 M	227,750
Bank Loans 1.0%
Basic Industry 0.3%
Performance Food Group, Inc.
6.25%, 11/14/19(c)	78 M	77,717
Technology 0.7%
Deltek, Inc.
5%, 06/25/22(d)	178 M	177,176
Total Bank Loans (Cost $255,622)		254,893

	Shares
Institutional Money Market Funds 35.9%
State Street Institutional US
Government Money Market Fund (Cost $9,180,577)	9,180,577	9,180,577
Total Investments 102.0% (Cost $26,651,001)†		26,051,677

Excess of Liabilities Over Other Assets (2.0)%		(511,550)

Net Assets 100.0%		$25,540,127

†              Cost for federal income tax purposes is $26,716,022. At November 30, 2015 unrealized depreciation for federal income tax purposes aggregated $664,345 of which $39,380 related to appreciated securities and $703,725 related to depreciated securities.

(a)      The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)      Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the market value of rule 144A securities amounted to $3,570,727 or 13.98% of net assets.

(c)       Performance Food Group, Inc. has a variable interest rate that floats quarterly on the 14th of February, May, August and November. The interest rate is based on the 3-month Libor rate plus 5.25%.

(d)      Deltek, Inc. has a variable interest rate that floats quarterly on the 15th of January, April, July and October. The interest rate is based on the 3-month Libor rate plus 4.0%.

The accompanying notes are an integral part of the financial statements.

At November 30, 2015, the following futures contracts were outstanding with $173,247 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)
Short, 25 U.S. Treasury 10-Year Note futures contracts	12/15	$3,175,391	$(19,232)
Short, 25 U.S. Treasury 30-Year Note futures contracts	12/15	3,885,156	(60,248)
Short, 10 S&P 500 E-mini futures contracts	12/15	1,039,900	5,433
Totals		$8,100,447	$(74,047)
Net payments of variation margin and/or brokerage fees			76,753
Variation margin receivable on open futures contracts			$2,706

The accompanying notes are an integral part of the financial statements.

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Statement of Assets and Liabilities

at November 30, 2015

		Common	Government	International
	Balanced	Stock	Securities	Equity
Assets
Investments at value	$311,938,959	$2,204,097,309	$248,065,234	$132,720,218
Cash	11,300,101	11,499,945	3,799,982	—
Foreign cash (Cost $0, $0, $0, $15,384)	—	—	—	15,328
Receivable for securities sold	—	4,075,592	—	—
Receivable for fund shares sold	112,230	1,082,173	50,916	115,605
Receivable for interest	545,447	—	739,714	—
Receivable for dividends	429,525	4,447,810	—	81,591
Receivable for dividend tax reclaims	4,621	—	—	321,415
Receivable from Fund Advisor	—	3,257	—	—
Total Assets	324,330,883	2,225,206,086	252,655,846	133,254,157

Liabilities
Payable for securities purchased	12,424,265	5,399,970	4,203,983	—
Payable for fund shares repurchased	175,657	3,213,235	3,587,447	44,199
Accrued expenses	149,140	626,547	155,789	98,746
Management fee payable	136,158	1,028,593	91,841	75,717
Distribution fee payable (Class A Shares)	54,150	292,313	31,757	23,172
Distribution fee payable (Class C Shares)	28,894	73,970	21,390	3,819
Fund accounting fee payable	9,384	66,982	7,485	3,967
Deferred compensation (see note 3)	143,865	740,126	217,103	74,126
Payable for estimated foreign taxes on unrealized capital gains	—	—	—	19,896
Total Liabilities	13,121,513	11,441,736	8,316,795	343,642
Net Assets	$311,209,370	$2,213,764,350	$244,339,051	$132,910,515

Net Assets Represent
Capital stock at par value	$156,560	$514,834	$245,128	$78,786
Paid-in capital	209,645,248	1,086,998,068	296,999,152	115,692,812
Accumulated undistributed (distributions in excess of) net investment income (loss)	3,231,368	35,077,185	(38,208)	40,326
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	9,806,714	135,094,023	(56,509,865)	3,860,203
Unrealized appreciation (depreciation) of investments and foreign exchange	88,369,480	956,080,240	3,642,844	13,238,388
Net Assets	$311,209,370	$2,213,764,350	$244,339,051	$132,910,515
Investments at Cost	$223,569,479	$1,248,017,069	$244,422,390	$119,428,983

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$263,275,917	$1,416,146,949	$189,622,748	$113,211,576
Shares Outstanding	13,246,639	32,874,225	19,026,370	6,692,682
Net Asset Value per Share	$19.87	$43.08	$9.97	$16.92
Sales Charge	1.05	2.27	0.23	0.89
Maximum Offering Price**	$20.92	$45.35	$10.20	$17.81
Class C Shares*
Net Assets Applicable to Class C Shares/	$35,344,311	$89,890,109	$25,668,484	$4,732,427
Shares Outstanding	1,772,979	2,173,154	2,571,828	294,643
Net Asset Value per Share***	$19.93	$41.36	$9.98	$16.06
Class I Shares*
Net Assets Applicable to Class I Shares/	$12,589,142	$689,502,440	$29,047,819	$14,966,512
Shares Outstanding	636,403	16,013,298	2,914,628	891,304
Net Asset Value per Share***	$19.78	$43.06	$9.97	$16.79
Class R6 Shares*
Net Assets Applicable to Class R6 Shares/	N/A	$18,224,852	N/A	N/A
Shares Outstanding	N/A	422,738	N/A	N/A
Net Asset Value per Share***	N/A	$43.11	N/A	N/A

See notes to the Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Low Duration	Mid	Multi-Asset	Small
	Bond	Cap	Income	Company
Assets
Investments at value	$493,306,316	$117,565,698	$282,652,989	$927,043,134
Cash	23,389,897	—	6,000,931	10,430,776
Cash collateral with futures commission merchant	1,466,708	—	502,875	—
Receivable for securities sold	—	259,753	—	—
Receivable for fund shares sold	447,354	9,174	137,770	693,952
Receivable for interest	4,501,268	—	2,753,146	—
Receivable for dividends	—	101,160	100,435	367,643
Receivable for dividend tax reclaims	—	15,810	27,553	—
Variation margin receivable on futures contracts	42,188	—	37,875	—
Receivable from Fund Advisor	—	—	—	2,838
Total Assets	523,153,731	117,951,595	292,213,574	938,538,343

Liabilities
Payable to custodian bank	—	256,109	—	—
Payable for securities purchased	11,464,948	—	5,067,952	7,059,990
Payable for fund shares repurchased	2,658,947	88,280	250,344	3,539,331
Accrued expenses	191,265	74,505	121,138	311,003
Management fee payable	190,001	66,801	126,739	507,384
Distribution fee payable (Class A Shares)	24,562	20,787	26,202	146,336
Distribution fee payable (Class C Shares)	—	7,169	90,491	88,155
Distribution fee payable (Class S Shares)	142,938	—	—	—
Fund accounting fee payable	15,536	3,500	8,693	27,746
Deferred compensation (see note 3)	390,653	75,467	94,402	660,615
Total Liabilities	15,078,850	592,618	5,785,961	12,340,560
Net Assets	$508,074,881	$117,358,977	$286,427,613	$926,197,783

Net Assets Represent
Capital stock at par value	$595,336	$61,020	$224,601	$1,716,129
Paid-in capital	629,769,648	88,626,730	270,837,181	618,364,938
Accumulated undistributed (distributions in excess of) net investment income (loss)	10,959	(544,247)	(70,077)	(5,143,678)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(120,226,124)	10,305,169	18,631,496	155,612,055
Unrealized appreciation (depreciation) of investments and foreign exchange	(2,074,938)	18,910,305	(3,195,588)	155,648,339
Net Assets	$508,074,881	$117,358,977	$286,427,613	$926,197,783
Investments at Cost	$496,114,482	$98,655,393	$285,886,378	$771,394,795

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$117,770,224	$102,319,760	$126,591,384	$596,864,227
Shares Outstanding	13,811,233	5,201,982	9,906,986	107,051,666
Net Asset Value per Share	$8.53	$19.67	$12.78	$5.58
Sales Charge	0.09	1.04	0.67	0.29
Maximum Offering Price**	$8.62	$20.71	$13.45	$5.87
Class C Shares*
Net Assets Applicable to Class C Shares/	N/A	$8,815,489	$109,108,157	$108,192,127
Shares Outstanding	N/A	594,568	8,576,259	27,011,485
Net Asset Value per Share***	N/A	$14.83	$12.72	$4.01
Class I Shares*
Net Assets Applicable to Class I Shares/	$47,788,428	$6,223,728	$50,728,072	$220,542,649
Shares Outstanding	5,600,904	305,418	3,976,811	37,442,841
Net Asset Value per Share***	$8.53	$20.38	$12.76	$5.89
Class R6 Shares*
Net Assets Applicable to Class R6 Shares/	N/A	N/A	N/A	$598,780
Shares Outstanding	N/A	N/A	N/A	106,860
Net Asset Value per Share***	N/A	N/A	N/A	$5.60
Class S Shares*
Net Assets Applicable to Class S Shares/	$342,516,229	N/A	N/A	N/A
Shares Outstanding	40,121,440	N/A	N/A	N/A
Net Asset Value per Share***	$8.54	N/A	N/A	N/A

The accompanying notes are an integral part of the financial statements.

	Sustainable Core	Sustainable Mid Cap	Total Return	Unconstrained
	Opportunities	Opportunities	Bond	Bond
Assets
Investments at value	$239,667,559	$128,323,470	$875,353,333	$26,051,677
Cash	—	—	29,985,082	154
Cash collateral with futures commission merchant	—	—	1,860,718	173,247
Receivable for securities sold	214,505	311,704	1,515,000	—
Receivable for fund shares sold	55,174	26,327	1,279,028	9,000
Receivable for interest	—	—	5,390,769	191,098
Receivable for dividends	412,145	107,399	—	—
Receivable for dividend tax reclaims	8,950	—	—	—
Variation margin receivable on futures contracts	—	—	—	2,706
Receivable from Fund Advisor	—	—	150,991	—
Total Assets	240,358,333	128,768,900	915,534,921	26,427,882

Liabilities
Payable to custodian bank	—	307,696	—	—
Payable for securities purchased	—	—	82,055,536	855,669
Payable for fund shares repurchased	229,871	78,901	610,031	—
Accrued expenses	91,050	70,440	247,507	14,340
Management fee payable	138,175	72,996	332,458	15,810
Distribution fee payable (Class A Shares)	46,280	24,700	51,921	12
Distribution fee payable (Class C Shares)	—	—	35,174	145
Fund accounting fee payable	7,239	3,824	25,084	773
Deferred compensation (see note 3)	57,440	31,673	61,923	1,006
Variation margin payable on futures contracts	—	—	5,706	—
Total Liabilities	570,055	590,230	83,425,340	887,755
Net Assets	$239,788,278	$128,178,670	$832,109,581	$25,540,127

Net Assets Represent
Capital stock at par value	$116,207	$71,894	$804,324	$26,168
Paid-in capital	164,495,970	104,995,161	862,046,830	26,133,701
Accumulated undistributed (distributions in excess of) net investment income (loss)	4,554,938	(26,334)	(59,212)	(1,005)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	2,255,382	10,718,914	(19,971,085)	54,634
Unrealized appreciation (depreciation) of investments and foreign exchange	68,365,781	12,419,035	(10,711,276)	(673,371)
Net Assets	$239,788,278	$128,178,670	$832,109,581	$25,540,127
Investments at Cost	$171,301,778	$115,904,435	$885,144,623	$26,651,001

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$224,862,426	$121,401,713	$315,819,802	$5,008,363
Shares Outstanding	10,900,669	6,825,151	30,544,597	513,245
Net Asset Value per Share	$20.63	$17.79	$10.34	$9.76
Sales Charge	1.09	0.94	0.24	0.22
Maximum Offering Price**	$21.72	$18.73	$10.58	$9.98
Class C Shares*
Net Assets Applicable to Class C Shares/	N/A	N/A	$42,315,683	$1,648,615
Shares Outstanding	N/A	N/A	4,103,733	169,531
Net Asset Value per Share***	N/A	N/A	$10.31	$9.72
Class I Shares*
Net Assets Applicable to Class I Shares/	$14,925,852	$6,776,957	$472,781,876	$18,883,149
Shares Outstanding	720,021	364,267	45,668,797	1,934,029
Net Asset Value per Share***	$20.73	$18.60	$10.35	$9.76
Class R3 Shares*
Net Assets Applicable to Class R3 Shares/	N/A	N/A	$595,735	N/A
Shares Outstanding	N/A	N/A	57,622	N/A
Net Asset Value per Share***	N/A	N/A	$10.34	N/A
Class R6 Shares*
Net Assets Applicable to Class R6 Shares/	N/A	N/A	$596,485	N/A
Shares Outstanding	N/A	N/A	57,648	N/A
Net Asset Value per Share***	N/A	N/A	$10.35	N/A

See notes to the Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

* The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

** For the Balanced Fund, Common Stock Fund, International Equity Fund, Mid Cap Fund, Multi-Asset Income Fund, Small Company Fund, Sustainable Core Opportunities Fund and Sustainable Mid Cap Opportunities Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Government Securities Fund, Total Return Bond Fund and Unconstrained Bond Fund, the maximum offering price is 1000/977.5 times the net asset value per share. For the Low Duration Bond Fund, the maximum offering price is 1000/990 times the net asset value per share.

*** The maximum offering price is equal to the net asset value.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the fiscal year ended November 30, 2015

		Common	Government	International		Low Duration
	Balanced	Stock	Securities	Equity		Bond
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal		For the Fiscal
	Period Ended	Period Ended	Period Ended	Period Ended		Period Ended
	11/30/15	11/30/15	11/30/15	11/30/15		11/30/15
Investment Income
Dividends	$4,643,516 *	$50,263,787 *	$—	$2,808,167	*	$—
Special dividends recognized due to an acquisition**	2,715,724	28,957,720	—	—		—
Interest	2,814,731	1,980	7,774,589	178		17,105,387
Total Income	$10,173,971	$79,223,487	$7,774,589	$2,808,345		$17,105,387
Expenses
Management advisory fee	1,686,027	13,119,459	1,312,313	909,593		2,689,466
Transfer agent fees (Class A Shares)	403,586	1,475,445	407,829	306,023		218,692
Transfer agent fees (Class C Shares)	45,061	104,448	36,185	19,767		—
Transfer agent fees (Class I Shares)	10,042	532,089	38,889	7,035		12,363
Transfer agent fees (Class R3 Shares)	—	—	—	—		—
Transfer agent fees (Class R6 Shares)	—	2,013 ^	—	—		—
Transfer agent fees (Class S Shares)	—	—	—	—		121,436
Custodian fees	37,750	127,520	28,500	39,375		48,600
Distribution expense (Class A Shares)	675,547	3,711,633	443,416	284,105		365,484
Distribution expense (Class C Shares)	331,708	899,507	300,233	42,027		—
Distribution expense (Class R3 Shares)	—	—	—	—		—
Distribution expense (Class S Shares)	—	—	—	—		1,997,689
Accounting and administration services	116,031	866,076	104,695	47,534		215,689
Auditing fees	30,100	152,050	22,800	13,000		32,500
Legal fees	20,700	150,675	17,700	7,175		36,200
Reports and notices to shareholders	57,500	361,535	70,750	43,450		103,250
Registration and filing fees (Class A Shares)	16,284	21,519	16,279	14,749		18,206
Registration and filing fees (Class C Shares)	14,432	14,774	14,203	14,011		—
Registration and filing fees (Class I Shares)	12,560	27,974	15,157	12,859		15,007
Registration and filing fees (Class R3 Shares)	—	—	—	—		—
Registration and filing fees (Class R6 Shares)	—	5,985 ^	—	—		—
Registration and filing fees (Class S Shares)	—	—	—	—		45,632
Directors’ and Chief Compliance Officer’s fees and expenses	40,996	298,469	37,793	16,261		74,242
Other	28,988	132,925	26,046	64,451		53,585
Total Expenses	3,527,312	22,004,096	2,892,788	1,841,415		6,048,041
Expense Reimbursements/Waivers	—	(8,768)	—	—		—
Net Expenses	3,527,312	21,995,328	2,892,788	1,841,415		6,048,041
Net Investment Income (Loss)	6,646,659	57,228,159	4,881,801	966,930		11,057,346
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Short Sales and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	10,566,368	138,162,622	1,310,853	3,860,241		(3,400,879)
Futures contracts	(372,660)	—	—	—		(8,406,039)
Short sales	—	—	(183,594)	—		—
Foreign currency transactions	(1,107)	(10,024)	—	(111,235)		—
Net realized gain (loss)	10,192,601	138,152,598	1,127,259	3,749,006		(11,806,918)
Net change in unrealized appreciation (depreciation) during the period:
Investments	(15,504,201)	(150,347,812)	(3,818,948)	522,909	@	(6,097,179)
Futures contracts	131,607	—	—	—		4,989,757
Foreign currency translations	—	—	—	(7,848)		—
Net change in unrealized appreciation (depreciation)	(15,372,594)	(150,347,812)	(3,818,948)	515,061		(1,107,422)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Short Sales and Foreign Currency Transactions or Translations	(5,179,993)	(12,195,214)	(2,691,689)	4,264,067		(12,914,340)
Net Increase (Decrease) in Net Assets from Operations	$1,466,666	$45,032,945	$2,190,112	$5,230,997		$(1,856,994)

See notes to the Statement of Operations at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Mid	Multi-Asset	Small	Sustainable Core	Sustainable Mid Cap	Total Return	Unconstrained
	Cap	Income	Company	Opportunities	Opportunities	Bond	Bond
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal Period
	Period Ended	Period Ended	Period Ended	Period Ended	Period Ended	Period Ended	From 12/23/14^
	11/30/15	11/30/15	11/30/15	11/30/15	11/30/15	11/30/15	To11/30/15
Investment Income
Dividends	$1,226,349 *	$2,122,643 *	$6,316,642 *	$4,929,046 *	$1,308,140 *	$—	$—
Special dividends recognized due to an acquisition**	—	—	—	2,625,700	—	—	—
Interest	48	9,575,214	2,160	—	—	21,782,620 *	543,950
Total Income	$1,226,397	$11,697,857	$6,318,802	$7,554,746	$1,308,140	$21,782,620	$543,950
Expenses
Management advisory fee	869,222	1,600,671	6,575,178	1,724,280	937,203	4,015,707	172,648
Transfer agent fees (Class A Shares)	245,458	171,147	1,161,383	365,041	261,367	364,394	2,178
Transfer agent fees (Class C Shares)	25,045	115,174	166,800	—	—	47,959	2,786
Transfer agent fees (Class I Shares)	11,191	47,725	240,415	7,342	5,738	672,617	2,031
Transfer agent fees (Class R3 Shares)	—	—	—	—	—	1,761 ^	—
Transfer agent fees (Class R6 Shares)	—	—	1,766 ^	—	—	1,761 ^	—
Transfer agent fees (Class S Shares)	—	—	—	—	—	—	—
Custodian fees	11,425	40,800	58,522	18,425	12,375	73,350	14,675
Distribution expense (Class A Shares)	269,354	332,798	1,941,952	578,160	318,290	538,038	77
Distribution expense (Class C Shares)	95,644	1,126,846	1,119,857	—	—	472,428	1,051
Distribution expense (Class R3 Shares)	—	—	—	—	—	— ^+	—
Distribution expense (Class S Shares)	—	—	—	—	—	—	—
Accounting and administration services	45,420	109,785	362,237	90,103	48,974	302,062	8,423
Auditing fees	12,050	27,150	64,300	20,800	13,650	67,810	11,650
Legal fees	7,415	18,750	64,025	16,425	8,450	51,150	1,600
Reports and notices to shareholders	35,250	71,000	268,035	45,000	34,800	189,070	6,700
Registration and filing fees (Class A Shares)	14,971	16,361	22,766	18,248	15,408	51,873	6,286
Registration and filing fees (Class C Shares)	14,480	16,634	14,906	—	—	18,440	6,283
Registration and filing fees (Class I Shares)	12,081	18,398	16,788	12,710	15,357	52,186	6,296
Registration and filing fees (Class R3 Shares)	—	—	—	—	—	6,207 ^	—
Registration and filing fees (Class R6 Shares)	—	—	5,885 ^	—	—	6,208 ^	—
Registration and filing fees (Class S Shares)	—	—	—	—	—	—	—
Directors’ and Chief Compliance Officer’s fees and expenses	15,032	38,104	126,666	32,379	17,058	105,908	3,003
Other	8,050	36,004	66,879	20,836	12,853	122,671	3,894
Total Expenses	1,692,088	3,787,347	12,278,360	2,949,749	1,701,523	7,161,600	249,581
Expense Reimbursements/Waivers	—	—	(8,344)	—	—	(428,075)	—
Net Expenses	1,692,088	3,787,347	12,270,016	2,949,749	1,701,523	6,733,525	249,581
Net Investment Income (Loss)	(465,691)	7,910,510	(5,951,214)	4,604,997	(393,383)	15,049,095	294,369
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Short Sales and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	11,098,391	19,891,859	159,761,226	15,831,159	11,379,098	(5,887,754)	(233,814)
Futures contracts	—	(1,122,084)	—	—	—	(679,562)	309,907
Short sales	—	—	—	—	—	—	—
Foreign currency transactions	—	(1,136)	—	(343)	—	—	—
Net realized gain (loss)	11,098,391	18,768,639	159,761,226	15,830,816	11,379,098	(6,567,316)	76,093
Net change in unrealized appreciation (depreciation) during the period:
Investments	(8,680,891)	(27,428,978)	(101,340,354)	(20,857,725)	(8,969,607)	(16,589,725)	(599,324)
Futures contracts	—	216,630	—	—	—	406,282	(74,047)
Foreign currency translations	—	(268)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	(8,680,891)	(27,212,616)	(101,340,354)	(20,857,725)	(8,969,607)	(16,183,443)	(673,371)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Short Sales and Foreign Currency Transactions or Translations	2,417,500	(8,443,977)	58,420,872	(5,026,909)	2,409,491	(22,750,759)	(597,278)
Net Increase (Decrease) in Net Assets from Operations	$1,951,809	$(533,467)	$52,469,658	$(421,912)	$2,016,108	$(7,701,664)	$(302,909)

* Net of foreign tax withholding of $43,042 in the Sentinel Balanced Fund, $583,125 in the Sentinel Common Stock Fund, $277,420 in the Sentinel International Equity Fund, $17,111 in the Sentinel Mid Cap Fund, $171 in the Sentinel Multi-Asset Income Fund, $158,878 in the Sentinel Small Company Fund, $33,029 in the Sentinel Sustainable Core Opportunities Fund, $23,781 in the Sentinel Sustainable Mid Cap Opportunities Fund and $5 in the Sentinel Total Return Bond Fund.

** On Monday, January 26, 2015, Medtronic, Inc. acquired Covidien plc through the formation of a new holding company incorporated in Ireland, Medtronic plc. As a result of the corporate action, a portion of the transaction is being treated as ordinary income.

^ Commenced operations December 23, 2014.

@Net of foreign taxes on unrealized capital gains of $19,896.

+ The Sentinel Total Return Bond Class R3 did not incur any distribution expense for the fiscal period from December 23, 2014 to November 30, 2015 because NLV Financial Corporation and its affiliates owned 100% of the shares outstanding for the entire the period and do not get charged a distribution fee.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Balanced		Common Stock
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/15	11/30/14	11/30/15	11/30/14
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$6,646,659	$3,914,864	$57,228,159	$33,645,264
Net realized gain (loss) on investments, futures contracts, short sales and foreign currency transactions	10,192,601	14,215,409	138,152,598	227,278,208
Net change in unrealized appreciation (depreciation)	(15,372,594)	9,537,940	(150,347,812)	50,010,478
Net increase (decrease) in net assets from operations	1,466,666	27,668,213	45,032,945	310,933,950

Distributions to Shareholders
From net investment income
Class A Shares	(4,062,686)	(3,471,266)	(15,612,830)	(18,914,341)
Class C Shares	(237,186)	(157,609)	(379,386)	(374,070)
Class I Shares	(255,394)	(256,554)	(10,302,768)	(15,443,581)
Class R6 Shares	—	—	(4,506)^	—
Class S Shares	—	—	—	—
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(11,763,488)	(9,924,523)	(604,559)	(173,563,673)
Class C Shares	(1,356,821)	(1,152,484)	(36,258)	(10,459,070)
Class I Shares	(708,771)	(766,907)	(358,148)	(111,511,716)
Total distributions to shareholders	(18,384,346)	(15,729,343)	(27,298,455)	(330,266,451)

From Capital Share Transactions (see note 4)
Net proceeds from sales of shares
Class A Shares	23,861,729	28,110,137	84,981,083	123,489,321
Class C Shares	9,011,518	8,014,980	9,956,513	11,441,914
Class I Shares	4,072,939	5,690,696	85,436,343	170,045,770
Class R6 Shares	—	—	18,271,227 ^	—
Class S Shares	—	—	—	—
Net asset value of shares issued in Fund reorganizations (see note 5)
Class A Shares	—	—	—	122,617,788
Class C Shares	—	—	—	3,649,447
Class I Shares	—	—	—	5,167,072
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	15,102,868	12,586,343	13,880,529	167,635,518
Class C Shares	1,483,968	1,201,387	389,957	10,057,955
Class I Shares	829,281	929,875	8,456,949	101,291,908
Class R6 Shares	—	—	4,506 ^	—
Class S Shares	—	—	—	—
	54,362,303	56,533,418	221,377,107	715,396,693
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(39,681,584)	(40,367,771)	(270,288,496)	(278,724,092)
Class C Shares	(5,488,684)	(8,979,259)	(11,752,833)	(11,574,993)
Class I Shares	(8,513,296)	(10,418,497)	(344,571,754)	(278,421,928)
Class R6 Shares	—	—	(5,991)^	—
Class S Shares	—	—	—	—
Increase (decrease) in net assets from capital stock transactions	678,739	(3,232,109)	(405,241,967)	146,675,680
Total Increase (Decrease) in Net Assets for period	(16,238,941)	8,706,761	(387,507,477)	127,343,179
Net Assets: Beginning of period	$327,448,311	$318,741,550	$2,601,271,827	$2,473,928,648
Net Assets: End of period	$311,209,370	$327,448,311	$2,213,764,350	$2,601,271,827
Accumulated Undistributed Net Investment Income (Loss)	$3,231,368	$711,169	$35,077,185	$4,158,540

See notes to the Statement of Changes in Net Assets at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Government Securities		International Equity		Low Duration Bond
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/15	11/30/14	11/30/15	11/30/14	11/30/15	11/30/14
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$4,881,801	$7,593,542	$966,930	$2,101,543	$11,057,346	$10,643,949
Net realized gain (loss) on investments, futures contracts, short sales and foreign currency transactions	1,127,259	(1,191,071)	3,749,006	23,296,071	(11,806,918)	3,956,386
Net change in unrealized appreciation (depreciation)	(3,818,948)	7,938,826	515,061	(29,419,961)	(1,107,422)	(10,345,204)
Net increase (decrease) in net assets from operations	2,190,112	14,341,297	5,230,997	(4,022,347)	(1,856,994)	4,255,131
Distributions to Shareholders
From net investment income
Class A Shares	(5,217,805)	(8,525,642)	(1,982,769)	(1,267,891)	(3,168,959)	(4,239,888)
Class C Shares	(451,781)	(730,593)	(13,523)	—	—	—
Class I Shares	(883,603)	(1,494,535)	(245,170)	(562,747)	(1,082,534)	(325,740)@
Class R6 Shares	—	—	—	—	—	—
Class S Shares	—	—	—	—	(8,012,454)	(9,591,967)
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	—	—	(17,301,096)	—	—	—
Class C Shares	—	—	(570,781)	—	—	—
Class I Shares	—	—	(1,639,546)	—	—	— @
Total distributions to shareholders	(6,553,189)	(10,750,770)	(21,752,885)	(1,830,638)	(12,263,947)	(14,157,595)

From Capital Share Transactions (see note 4)
Net proceeds from sales of shares
Class A Shares	21,695,540	36,301,368	11,784,319	11,885,012	30,710,943	71,966,936
Class C Shares	2,874,086	2,493,966	1,737,380	696,890	—	—
Class I Shares	6,459,081	34,936,610	9,561,873	5,271,943	15,797,045	50,498,013 @
Class R6 Shares	—	—	—	—	—	—
Class S Shares	—	—	—	—	69,466,806	187,798,961
Net asset value of shares issued in Fund reorganizations (see note 5)
Class A Shares	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—
Class I Shares	—	—	—	—	—	— @
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	3,836,963	6,125,797	18,620,092	1,139,740	2,841,554	3,768,975
Class C Shares	363,583	560,442	559,229	—	—	—
Class I Shares	784,908	1,228,140	1,557,978	550,216	1,042,531	314,930 @
Class R6 Shares	—	—	—	—	—	—
Class S Shares	—	—	—	—	7,533,589	9,106,563
	36,014,161	81,646,323	43,820,871	19,543,801	127,392,468	323,454,378
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(100,863,010)	(206,255,537)	(17,904,016)	(17,009,677)	(99,706,460)	(193,952,738)
Class C Shares	(12,523,239)	(26,393,445)	(650,957)	(620,999)	—	—
Class I Shares	(28,186,104)	(56,192,653)	(5,626,383)	(27,108,992)	(12,339,622)	(6,100,609)@
Class R6 Shares	—	—	—	—	—	—
Class S Shares	—	—	—	—	(241,351,230)	(364,902,505)
Increase (decrease) in net assets from capital stock transactions	(105,558,192)	(207,195,312)	19,639,515	(25,195,867)	(226,004,844)	(241,501,474)
Total Increase (Decrease) in Net Assets for period	(109,921,269)	(203,604,785)	3,117,627	(31,048,852)	(240,125,785)	(251,403,938)
Net Assets: Beginning of period	$354,260,320	$557,865,105	$129,792,888	$160,841,740	$748,200,666	$999,604,604
Net Assets: End of period	$244,339,051	$354,260,320	$132,910,515	$129,792,888	$508,074,881	$748,200,666
Accumulated Undistributed Net Investment Income (Loss)	$(38,208)	$(110,511)	$40,326	$1,426,093	$10,959	$48,281

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Mid Cap		Multi-Asset Income
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/15	11/30/14	11/30/15	11/30/14
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(465,691)	$(286,092)	$7,910,510	$5,245,408
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	11,098,391	28,062,278	18,768,639	20,264,043
Net change in unrealized appreciation (depreciation)	(8,680,891)	(17,045,559)	(27,212,616)	(9,258,729)
Net increase (decrease) in net assets from operations	1,951,809	10,730,627	(533,467)	16,250,722

Distributions to Shareholders
From net investment income
Class A Shares	—	—	(3,943,620)	(3,109,126)
Class C Shares	—	—	(2,544,321)	(1,478,779)
Class I Shares	—	—	(1,763,263)	(1,033,313)
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
From net realized gain on investments and foreign currency transactions
Class A Shares	(23,147,612)	(10,875,165)	(9,334,234)	—
Class C Shares	(2,574,055)	(1,267,171)	(7,803,468)	—
Class I Shares	(1,780,256)	(2,429,980)	(3,755,350)	—
Return of capital
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Total distributions to shareholders	(27,501,923)	(14,572,316)	(29,144,256)	(5,621,218)

From Capital Share Transactions (see note 4)
Net proceeds from sales of shares
Class A Shares	4,797,484	3,887,919	20,393,271	33,915,299
Class C Shares	1,214,636	568,826	19,476,870	32,190,305
Class I Shares	811,149	3,653,984	21,607,310	41,180,337
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	22,574,319	10,531,947	12,028,645	2,720,237
Class C Shares	2,375,429	1,122,608	8,214,943	1,166,454
Class I Shares	1,472,731	2,249,736	3,664,751	566,372
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
	33,245,748	22,015,020	85,385,790	111,739,004
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(15,986,078)	(18,531,519)	(33,229,372)	(67,812,366)
Class C Shares	(2,427,870)	(2,510,223)	(24,854,347)	(17,539,623)
Class I Shares	(3,326,258)	(23,066,078)	(25,235,719)	(16,818,668)
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Increase (decrease) in net assets from capital stock transactions	11,505,542	(22,092,800)	2,066,352	9,568,347
Total Increase (Decrease) in Net Assets for period	(14,044,572)	(25,934,489)	(27,611,371)	20,197,851
Net Assets: Beginning of period	$131,403,549	$157,338,038	$314,038,984	$293,841,133
Net Assets: End of period	$117,358,977	$131,403,549	$286,427,613	$314,038,984
Accumulated Undistributed Net Investment Income (Loss)	$(544,247)	$(59,395)	$(70,077)	$(23,392)

See notes to the Statement of Changes in Net Assets at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Small Company		Sustainable Core Opportunities		Sustainable Mid Cap Opportunities		Total Return Bond
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/15	11/30/14	11/30/15	11/30/14	11/30/15	11/30/14	11/30/15	11/30/14
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(5,951,214)	$992,743	$4,604,997	$2,102,650	$(393,383)	$(547,005)	$15,049,095	$8,723,340
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	159,761,226	271,610,065	15,830,816	17,731,847	11,379,098	19,289,113	(6,567,316)	(11,835,241)
Net change in unrealized appreciation (depreciation)	(101,340,354)	(213,833,831)	(20,857,725)	10,442,011	(8,969,607)	(6,065,563)	(16,183,443)	5,344,214
Net increase (decrease) in net assets from operations	52,469,658	58,768,977	(421,912)	30,276,508	2,016,108	12,676,545	(7,701,664)	2,232,313

Distributions to Shareholders
From net investment income
Class A Shares	(92,932)	—	(1,906,452)	(1,286,158)	—	—	(5,426,418)	(3,897,907)
Class C Shares	—	—	—	—	—	—	(542,061)	(676,929)
Class I Shares	(583,908)	—	(157,936)	(88,572)	—	—	(10,927,682)	(4,572,211)
Class R3 Shares	—	—	—	—	—	—	(8,076)^	—
Class R6 Shares	— ^	—	—	—	—	—	(8,815)^	—
From net realized gain on investments and foreign currency transactions
Class A Shares	(173,084,804)	(160,785,202)	—	—	(17,553,937)	(9,762,986)	—	(1,116,247)
Class C Shares	(36,860,930)	(30,417,570)	—	—	—	—	—	(312,322)
Class I Shares	(59,912,873)	(74,106,525)	—	—	(899,037)	(247,429)	—	(725,796)
Return of capital
Class A Shares	—	—	—	—	—	—	(24,847)	(27,116)
Class C Shares	—	—	—	—	—	—	(2,482)	(6,253)
Class I Shares	—	—	—	—	—	—	(50,038)	(64,569)
Class R3 Shares	—	—	—	—	—	—	(37)^	—
Class R6 Shares	— ^	—	—	—	—	—	(40)^	—
Total distributions to shareholders	(270,535,447)	(265,309,297)	(2,064,388)	(1,374,730)	(18,452,974)	(10,010,415)	(16,990,496)	(11,399,350)

From Capital Share Transactions (see note 4)
Net proceeds from sales of shares
Class A Shares	76,523,359	66,644,405	6,704,855	11,972,764	7,985,159	5,970,284	235,695,135	228,937,242
Class C Shares	13,800,621	7,849,079	—	—	—	—	8,931,684	35,132,074
Class I Shares	84,252,510	85,714,818	1,476,714	3,056,096	1,160,809	3,731,946	253,896,698	511,647,649
Class R3 Shares	—	—	—	—	—	—	600,000 ^	—
Class R6 Shares	607,092 ^	—	—	—	—	—	600,000 ^	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	157,165,559	144,366,716	1,846,836	1,239,313	17,159,881	9,516,977	5,201,907	4,807,797
Class C Shares	34,890,466	28,218,973	—	—	—	—	521,360	933,341
Class I Shares	47,549,623	55,356,901	143,388	78,107	493,318	152,715	8,371,324	4,044,087
Class R3 Shares	—	—	—	—	—	—	8,113 ^	—
Class R6 Shares	— ^	—	—	—	—	—	8,855 ^	—
	414,789,230	388,150,892	10,171,793	16,346,280	26,799,167	19,371,922	513,835,076	785,502,190
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(180,775,547)	(213,469,673)	(21,053,868)	(25,199,120)	(16,804,758)	(17,717,562)	(120,570,679)	(131,609,649)
Class C Shares	(24,144,511)	(23,801,945)	—	—	—	—	(12,827,350)	(15,065,116)
Class I Shares	(111,368,391)	(220,933,821)	(1,826,046)	(1,973,381)	(887,312)	(346,305)	(259,980,272)	(82,943,142)
Class R3 Shares	—	—	—	—	—	—	— ^	—
Class R6 Shares	— ^	—	—	—	—	—	— ^	—
Increase (decrease) in net assets from capital stock transactions	98,500,781	(70,054,547)	(12,708,121)	(10,826,221)	9,107,097	1,308,055	120,456,775	555,884,283
Total Increase (Decrease) in Net Assets for period	(119,565,008)	(276,594,867)	(15,194,421)	18,075,557	(7,329,769)	3,974,185	95,764,615	546,717,246
Net Assets: Beginning of period	$1,045,762,791	$1,322,357,658	$254,982,699	$236,907,142	$135,508,439	$131,534,254	$736,344,966	$189,627,720
Net Assets: End of period	$926,197,783	$1,045,762,791	$239,788,278	$254,982,699	$128,178,670	$135,508,439	$832,109,581	$736,344,966
Accumulated Undistributed Net Investment Income (Loss)	$(5,143,678)	$204,245	$4,554,938	$2,014,672	$(26,334)	$(19,430)	$(59,212)	$(17,118)

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond
For the Fiscal Period
From 12/23/14^
To 11/30/15
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$294,369
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	76,093
Net change in unrealized appreciation (depreciation)	(673,371)
Net increase (decrease) in net assets from operations	(302,909)

Distributions to Shareholders
From net investment income
Class A Shares	(60,026)
Class C Shares	(13,526)
Class I Shares	(243,281)
From net realized gain on investments and foreign currency transactions
Class A Shares	—
Class C Shares	—
Class I Shares	—
Total distributions to shareholders	(316,833)

From Capital Share Transactions (see note 4)
Net proceeds from sales of shares
Class A Shares	5,072,430
Class C Shares	1,678,001
Class I Shares	19,095,591
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	60,026
Class C Shares	13,526
Class I Shares	243,240
26,162,814
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(989)
Class C Shares	—
Class I Shares	(1,956)
Increase (decrease) in net assets from capital stock transactions	26,159,869
Total Increase (Decrease) in Net Assets for period	25,540,127
Net Assets: Beginning of period	$0
Net Assets: End of period	$25,540,127
Accumulated Undistributed Net Investment Income (Loss)	$(1,005)

^ Commenced operations December 23, 2014.

@ Commenced operations January 31, 2014.

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/		value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	Fiscal year	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	(period ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Balanced Class A
	11/30/11	$16.57	$0.26	$0.80	$1.06	$0.28	$0.25	$0.53	$17.10
	11/30/12	17.10	0.23	1.77	2.00	0.30	0.77	1.07	18.03
	11/30/13	18.03	0.23	2.91	3.14	0.26	0.68	0.94	20.23
	11/30/14	20.23	0.26	1.50	1.76	0.26	0.75	1.01	20.98
	11/30/15	20.98	0.43	(0.35)	0.08	0.30	0.89	1.19	19.87
Balanced Class C
	11/30/11	16.61	0.12	0.81	0.93	0.14	0.25	0.39	17.15
	11/30/12	17.15	0.08	1.78	1.86	0.17	0.77	0.94	18.07
	11/30/13	18.07	0.08	2.91	2.99	0.11	0.68	0.79	20.27
	11/30/14	20.27	0.11	1.51	1.62	0.10	0.75	0.85	21.04
	11/30/15	21.04	0.28	(0.35)	(0.07)	0.15	0.89	1.04	19.93
Balanced Class I
	11/30/11	16.52	0.26	0.80	1.06	0.29	0.25	0.54	17.04
	11/30/12	17.04	0.23	1.76	1.99	0.31	0.77	1.08	17.95
	11/30/13	17.95	0.28	2.89	3.17	0.29	0.68	0.97	20.15
	11/30/14	20.15	0.31	1.50	1.81	0.31	0.75	1.06	20.90
	11/30/15	20.90	0.47	(0.34)	0.13	0.36	0.89	1.25	19.78
Common Stock Class A
	11/30/11	29.61	0.31	1.70	2.01	0.27	0.02	0.29	31.33
	11/30/12	31.33	0.38	3.93	4.31	0.37	0.43	0.80	34.84
	11/30/13	34.84	0.44	9.50	9.94	0.43	1.04	1.47	43.31
	11/30/14	43.31	0.56	4.97	5.53	0.58	5.47	6.05	42.79
	11/30/15	42.79	1.01	(0.25)	0.76	0.45	0.02	0.47	43.08
Common Stock Class C
	11/30/11	28.70	0.05	1.64	1.69	0.02	0.02	0.04	30.35
	11/30/12	30.35	0.09	3.81	3.90	0.12	0.43	0.55	33.70
	11/30/13	33.70	0.12	9.18	9.30	0.14	1.04	1.18	41.82
	11/30/14	41.82	0.21	4.78	4.99	0.19	5.47	5.66	41.15
	11/30/15	41.15	0.64	(0.24)	0.40	0.17	0.02	0.19	41.36
Common Stock Class I
	11/30/11	29.61	0.43	1.68	2.11	0.37	0.02	0.39	31.33
	11/30/12	31.33	0.49	3.94	4.43	0.48	0.43	0.91	34.85
	11/30/13	34.85	0.56	9.50	10.06	0.56	1.04	1.60	43.31
	11/30/14	43.31	0.68	4.97	5.65	0.73	5.47	6.20	42.76
	11/30/15	42.76	1.12	(0.25)	0.87	0.55	0.02	0.57	43.06
Common Stock Class R6
	11/30/15(A)	43.01	1.07	(0.51)	0.56	0.46	—	0.46	43.11

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
						Ratio of expenses to				Ratio of net investment
			Net assets at	Ratio of		average net assets		Ratio of net		income (loss) to average net
Fund/	Total		end of	expenses to		before contractual and		investment income		assets before contractual and		Portfolio
Share	return		period (000	average net		voluntary expense		(loss) to average		voluntary expense		turnover
Class	(%)*		omitted)	assets (%)		reimbursements (%)**		net assets (%)		reimbursements (%)**		rate (%)
Balanced Class A
	6.46		$207,922	1.13		1.13		1.49		1.49		162
	12.30		221,036	1.11		1.11		1.30		1.30		146
	18.15		267,627	1.06		1.06		1.22		1.22		154
	9.10		278,385	1.07		1.07		1.29		1.29		94
	0.56		263,276	1.04		1.04		2.17	^	2.17	^	86
Balanced Class C
	5.63		12,109	1.94		1.94		0.68		0.68		162
	11.30		16,635	1.94		1.94		0.48		0.48		146
	17.19		30,647	1.86		1.86		0.42		0.42		154
	8.34		32,002	1.82		1.82		0.53		0.53		94
	(0.23)		35,344	1.82		1.82		1.39	^	1.39	^	86
Balanced Class I
	6.49		3,383	1.09		1.09		1.52		1.52		162
	12.25		5,748	1.11		1.11		1.31		1.31		146
	18.46		20,468	0.77		0.77		1.50		1.50		154
	9.43		17,062	0.80		0.80		1.55		1.55		94
	0.79		12,589	0.81		0.81		2.39	^	2.39	^	86
Common Stock Class A
	6.80	#	932,204	1.12		1.12		0.99		0.99		9
	13.99		1,193,721	1.09		1.09		1.12		1.12		8
	29.53		1,454,446	1.03		1.03		1.15		1.15		12
	13.30		1,577,546	1.00		1.00		1.28		1.28		19
	1.79		1,416,147	0.99		0.99		2.36	^	2.36	^	11
Common Stock Class C
	5.90	#	36,587	1.97		1.97		0.16		0.16		9
	13.03		51,460	1.93		1.93		0.28		0.28		8
	28.47		78,259	1.84		1.84		0.32		0.32		12
	12.40		90,784	1.79		1.79		0.50		0.50		19
	0.98		89,890	1.78		1.78		1.57	^	1.57	^	11
Common Stock Class I
	7.16	#	382,372	0.78		0.78		1.36		1.36		9
	14.38		684,658	0.75		0.75		1.47		1.47		8
	29.93		941,223	0.72		0.72		1.45		1.45		12
	13.61		932,941	0.72		0.72		1.55		1.55		19
	2.07		689,502	0.71		0.71		2.63	^	2.63	^	11
Common Stock Class R6
	1.31	++	18,225	0.61	+	1.76	+	2.65	+^	1.50	+^	11	++

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end of
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	Capital	distributions	period
Government Securities Class A
	11/30/11	$11.17	$0.26	$0.05	$0.31	$0.35	$0.41	$—	$0.76	$10.72
	11/30/12	10.72	0.14	0.28	0.42	0.31	—	—	0.31	10.83
	11/30/13	10.83	0.16	(0.66)	(0.50)	0.26	0.03	—	0.29	10.04
	11/30/14	10.04	0.18	0.17	0.35	0.26	—	—	0.26	10.13
	11/30/15	10.13	0.18	(0.10)	0.08	0.24	—	—	0.24	9.97
Government Securities Class C
	11/30/11	11.18	0.18	0.04	0.22	0.27	0.41	—	0.68	10.72
	11/30/12	10.72	0.05	0.30	0.35	0.23	—	—	0.23	10.84
	11/30/13	10.84	0.08	(0.68)	(0.60)	0.17	0.03	—	0.20	10.04
	11/30/14	10.04	0.10	0.17	0.27	0.17	—	—	0.17	10.14
	11/30/15	10.14	0.10	(0.11)	(0.01)	0.15	—	—	0.15	9.98
Government Securities Class I
	11/30/11	11.17	0.29	0.04	0.33	0.37	0.41	—	0.78	10.72
	11/30/12	10.72	0.16	0.28	0.44	0.33	—	—	0.33	10.83
	11/30/13	10.83	0.19	(0.67)	(0.48)	0.28	0.03	—	0.31	10.04
	11/30/14	10.04	0.21	0.16	0.37	0.28	—	—	0.28	10.13
	11/30/15	10.13	0.20	(0.10)	0.10	0.26	—	—	0.26	9.97
International Equity Class A
	11/30/11	16.31	0.19	(1.15)	(0.96)	0.32	—	—	0.32	15.03
	11/30/12	15.03	0.18	0.98	1.16	0.16	—	—	0.16	16.03
	11/30/13	16.03	0.16	4.13	4.29	0.14	—	—	0.14	20.18
	11/30/14	20.18	0.25	(0.61)	(0.36)	0.21	—	—	0.21	19.61
	11/30/15	19.61	0.13	0.47	0.60	0.34	2.95	—	3.29	16.92
International Equity Class C
	11/30/11	15.85	(0.05)	(1.11)	(1.16)	0.10	—	—	0.10	14.59
	11/30/12	14.59	(0.06)	0.96	0.90	—	—	—	—	15.49
	11/30/13	15.49	(0.11)	3.97	3.86	0.01	—	—	0.01	19.34
	11/30/14	19.34	(0.04)	(0.59)	(0.63)	—	—	—	—	18.71
	11/30/15	18.71	(0.10)	0.47	0.37	0.07	2.95	—	3.02	16.06
International Equity Class I
	11/30/11	16.26	0.23	(1.13)	(0.90)	0.37	—	—	0.37	14.99
	11/30/12	14.99	0.26	0.98	1.24	0.24	—	—	0.24	15.99
	11/30/13	15.99	0.26	4.11	4.37	0.23	—	—	0.23	20.13
	11/30/14	20.13	0.38	(0.65)	(0.27)	0.33	—	—	0.33	19.53
	11/30/15	19.53	0.18	0.47	0.65	0.44	2.95	—	3.39	16.79
Low Duration Bond Class A
	11/30/11	9.29	0.11	0.01	0.12	0.21	—	—	0.21	9.20
	11/30/12	9.20	0.06	(0.02)	0.04	0.18	—	—	0.18	9.06
	11/30/13	9.06	0.03	(0.10)	(0.07)	0.15	—	—	0.15	8.84
	11/30/14	8.84	0.12	(0.07)	0.05	0.16	—	—	0.16	8.73
	11/30/15	8.73	0.17	(0.18)	(0.01)	0.19	—	—	0.19	8.53
Low Duration Bond Class I
	11/30/14(B)	8.82	0.13	(0.06)	0.07	0.16	—	—	0.16	8.73
	11/30/15	8.73	0.20	(0.19)	0.01	0.21	—	—	0.21	8.53

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
					Ratio of expenses to			Ratio of net investment
		Net assets at	Ratio of		average net assets before		Ratio of net	income (loss) to average net
Fund/	Total	end of	expenses to		contractual and		investment income	assets before contractual and	Portfolio
Share	return	period (000	average net		voluntary expense		(loss) to average	voluntary expense	turnover
Class	(%)*	omitted)	assets (%)		reimbursements (%)**		net assets (%)	reimbursements (%)**	rate (%)
Government Securities Class A
	2.99	$677,462	0.80		0.80		2.42	2.42	688
	3.94	791,599	0.81		0.81		1.29	1.29	581
	(4.75)	429,416	0.83		0.83		1.54	1.54	795
	3.50	268,380	0.92		0.92		1.80	1.80	161
	0.77	189,623	0.96		0.96		1.76	1.76	150
Government Securities Class C
	2.11	84,985	1.59		1.59		1.65	1.65	688
	3.26	120,709	1.59		1.59		0.50	0.50	581
	(5.61)	58,371	1.63		1.63		0.73	0.73	795
	2.73	35,387	1.73		1.73		0.99	0.99	161
	(0.07)	25,668	1.74		1.74		0.98	0.98	150
Government Securities Class I
	3.22	69,001	0.57		0.57		2.71	2.71	688
	4.21	145,869	0.57		0.57		1.52	1.52	581
	(4.51)	70,078	0.60		0.60		1.76	1.76	795
	3.73	50,493	0.68		0.68		2.05	2.05	161
	0.99	29,048	0.73		0.73		1.98	1.98	150
International Equity Class A
	(6.11)	111,332	1.43		1.43		1.16	1.16	28
	7.84	106,173	1.49		1.49		1.17	1.17	37
	26.93	122,646	1.44		1.44		0.91	0.91	52
	(1.81)	115,216	1.41		1.41		1.22	1.22	50
	4.49	113,212	1.41		1.41		0.76	0.76	55
International Equity Class C
	(7.42)	3,207	2.89		2.89		(0.30)	(0.30)	28
	6.17	2,953	3.05		3.05		(0.40)	(0.40)	37
	24.92	3,634	3.04		3.04		(0.66)	(0.66)	52
	(3.26)	3,581	2.86		2.86		(0.23)	(0.23)	50
	3.14	4,732	2.70		2.70		(0.60)	(0.60)	55
International Equity Class I
	(5.77)	26,691	1.05		1.05		1.42	1.42	28
	8.45	27,887	0.94		0.94		1.72	1.72	37
	27.64	34,561	0.89		0.89		1.48	1.48	52
	(1.39)	10,997	0.92		0.92		1.91	1.91	50
	4.89	14,967	1.02		1.02		1.05	1.05	55
Low Duration Bond Class A
	1.27	887,005	0.84		0.84		1.19	1.19	42
	0.40	554,187	0.86		0.86		0.65	0.65	27
	(0.82)	307,959	0.89		0.89		0.37	0.37	16
	0.54	187,430	0.95		0.95		1.33	1.33	51
	(0.12)	117,770	0.97		0.97		1.92	1.92	27
Low Duration Bond Class I
	0.75 ++	44,267	0.68	+	0.68	+	1.83 +	1.83 +	51	++
	0.14	47,788	0.63		0.63		2.29	2.29	27

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Low Duration Bond Class S
	11/30/11	$9.29	$0.07	$0.01	$0.08	$0.17	$—	$0.17	$9.20
	11/30/12	9.20	0.02	(0.01)	0.01	0.14	—	0.14	9.07
	11/30/13	9.07	0.01	(0.12)	(0.11)	0.12	—	0.12	8.84
	11/30/14	8.84	0.11	(0.06)	0.05	0.15	—	0.15	8.74
	11/30/15	8.74	0.16	(0.18)	(0.02)	0.18	—	0.18	8.54
Mid Cap Class A
	11/30/11	16.16	(0.11)	1.83	1.72	—	—	—	17.88
	11/30/12	17.88	(0.09)	1.60	1.51	—	—	—	19.39
	11/30/13	19.39	(0.06)	5.91	5.85	—	—	—	25.24
	11/30/14	25.24	(0.04)	1.83	1.79	—	2.33	2.33	24.70
	11/30/15	24.70	(0.06)	0.14	0.08	—	5.11	5.11	19.67
Mid Cap Class C
	11/30/11	14.01	(0.30)	1.58	1.28	—	—	—	15.29
	11/30/12	15.29	(0.28)	1.37	1.09	—	—	—	16.38
	11/30/13	16.38	(0.23)	4.96	4.73	—	—	—	21.11
	11/30/14	21.11	(0.21)	1.50	1.29	—	2.33	2.33	20.07
	11/30/15	20.07	(0.19)	0.06	(0.13)	—	5.11	5.11	14.83
Mid Cap Class I
	11/30/11	16.36	(0.05)	1.85	1.80	—	—	—	18.16
	11/30/12	18.16	(0.04)	1.62	1.58	—	—	—	19.74
	11/30/13	19.74	0.02	6.04	6.06	—	—	—	25.80
	11/30/14	25.80	0.07	1.83	1.90	—	2.33	2.33	25.37
	11/30/15	25.37	(0.03)	0.15	0.12	—	5.11	5.11	20.38
Multi-Asset Income Class A
	11/30/11	11.56	0.22	0.22	0.44	0.26	—	0.26	11.74
	11/30/12	11.74	0.16	0.86	1.02	0.21	—	0.21	12.55
	11/30/13	12.55	0.21	1.12	1.33	0.23	—	0.23	13.65
	11/30/14	13.65	0.26	0.50	0.76	0.28	—	0.28	14.13
	11/30/15	14.13	0.37	(0.39)	(0.02)	0.39	0.94	1.33	12.78
Multi-Asset Income Class C
	11/30/11	11.53	0.14	0.21	0.35	0.18	—	0.18	11.70
	11/30/12	11.70	0.08	0.86	0.94	0.14	—	0.14	12.50
	11/30/13	12.50	0.11	1.13	1.24	0.13	—	0.13	13.61
	11/30/14	13.61	0.17	0.48	0.65	0.18	—	0.18	14.08
	11/30/15	14.08	0.28	(0.40)	(0.12)	0.30	0.94	1.24	12.72
Multi-Asset Income Class I
	11/30/11(C)	11.73	0.21	0.05	0.26	0.28	—	0.28	11.71
	11/30/12	11.71	0.18	0.85	1.03	0.22	—	0.22	12.52
	11/30/13	12.52	0.24	1.13	1.37	0.25	—	0.25	13.64
	11/30/14	13.64	0.31	0.48	0.79	0.32	—	0.32	14.11
	11/30/15	14.11	0.41	(0.39)	0.02	0.43	0.94	1.37	12.76

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
						Ratio of expenses to		Ratio of net	Ratio of net investment
				Ratio of		average net assets before		investment	income (loss) to average net
Fund/	Total		Net assets at	expenses to		contractual and		income (loss) to	assets before contractual and	Portfolio
Share	return		end of period	average net		voluntary expense		average net assets	voluntary expense	turnover
Class	(%)*		(000 omitted)	assets (%)		reimbursements (%)**		(%)	reimbursements (%)**	rate (%)
Low Duration Bond Class S
	0.85		$2,068,558	1.25		1.25		0.79	0.79	42
	0.11		1,535,093	1.25		1.25		0.27	0.27	27
	(1.19)		691,645	1.13		1.27		0.12	(0.03)	16
	0.53		516,503	1.08		1.13		1.23	1.19	51
	(0.29)		342,516	1.09		1.09		1.81	1.81	27
Mid Cap Class A
	10.64	#	86,126	1.43		1.43		(0.61)	(0.61)	42
	8.45		83,753	1.41		1.41		(0.49)	(0.49)	25
	30.17	#	118,734	1.35		1.35		(0.25)	(0.25)	47
	7.58		112,345	1.33		1.33		(0.18)	(0.18)	56
	1.51		102,320	1.30		1.30		(0.31)	(0.31)	42
Mid Cap Class C
	9.14	#	3,724	2.80		2.80		(1.98)	(1.98)	42
	7.13		3,534	2.64		2.64		(1.73)	(1.73)	25
	28.88	#	11,528	2.27		2.27		(1.20)	(1.20)	47
	6.59		10,152	2.24		2.24		(1.08)	(1.08)	56
	0.58		8,815	2.24		2.24		(1.25)	(1.25)	42
Mid Cap Class I
	11.00	#	7,086	1.09		1.09		(0.28)	(0.28)	42
	8.70		6,981	1.12		1.12		(0.20)	(0.20)	25
	30.70	#	27,075	0.96		0.96		0.10	0.10	47
	7.86		8,906	1.00		1.00		0.27	0.27	56
	1.65		6,224	1.15		1.15		(0.16)	(0.16)	42
Multi-Asset Income Class A
	3.78		122,315	1.13		1.13		1.87	1.87	330
	8.78		134,682	1.12		1.12		1.33	1.33	315
	10.67		166,168	1.03		1.03		1.58	1.58	279
	5.61		140,670	1.04		1.04		1.89	1.89	166
	0.01		126,591	1.04		1.04		2.86	2.86	198
Multi-Asset Income Class C
	3.01		53,891	1.83		1.83		1.17	1.17	330
	8.04		70,037	1.81		1.81		0.65	0.65	315
	9.99		97,839	1.77		1.77		0.83	0.83	279
	4.83		117,373	1.76		1.76		1.19	1.19	166
	(0.78)		109,108	1.77		1.77		2.13	2.13	198
Multi-Asset Income Class I
	2.24	++	4,611	1.08	+	1.26	+	1.84 +	1.66 +	330	++
	8.87		17,882	1.00		1.00		1.47	1.47	315
	11.01		29,833	0.80		0.80		1.79	1.79	279
	5.86		55,996	0.75		0.75		2.24	2.24	166
	0.29		50,728	0.77		0.77		3.13	3.13	198

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/		value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	Fiscal year	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	(period ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Small Company Class A
	11/30/11	$7.28	$(0.04)	$0.71	$0.67	$—	$—	$—	$7.95
	11/30/12	7.95	—	0.70	0.70	—	0.69	0.69	7.96
	11/30/13	7.96	(0.02)	2.25	2.23	—	1.67	1.67	8.52
	11/30/14	8.52	—	0.38	0.38	—	1.71	1.71	7.19
	11/30/15	7.19	(0.03)	0.26	0.23	—	1.84	1.84	5.58
Small Company Class C
	11/30/11	6.57	(0.09)	0.64	0.55	—	—	—	7.12
	11/30/12	7.12	(0.05)	0.61	0.56	—	0.69	0.69	6.99
	11/30/13	6.99	(0.06)	1.91	1.85	—	1.67	1.67	7.17
	11/30/14	7.17	(0.04)	0.30	0.26	—	1.71	1.71	5.72
	11/30/15	5.72	(0.05)	0.18	0.13	—	1.84	1.84	4.01
Small Company Class I
	11/30/11	7.40	—	0.71	0.71	—	—	—	8.11
	11/30/12	8.11	0.02	0.72	0.74	—	0.69	0.69	8.16
	11/30/13	8.16	0.01	2.32	2.33	0.04	1.67	1.71	8.78
	11/30/14	8.78	0.03	0.38	0.41	—	1.71	1.71	7.48
	11/30/15	7.48	(0.01)	0.28	0.27	0.02	1.84	1.86	5.89
Small Company Class R6
	11/30/15(A)	5.44	(0.01)	0.17	0.16	—	—	—	5.60
Sustainable Core Opportunities Class A
	11/30/11	11.92	0.06	0.63	0.69	0.04	—	0.04	12.57
	11/30/12	12.57	0.09	1.66	1.75	0.06	—	0.06	14.26
	11/30/13	14.26	0.11	4.25	4.36	0.11	—	0.11	18.51
	11/30/14	18.51	0.16	2.27	2.43	0.11	—	0.11	20.83
	11/30/15	20.83	0.38	(0.41)	(0.03)	0.17	—	0.17	20.63
Sustainable Core Opportunities Class I
	11/30/11	11.97	0.10	0.64	0.74	0.09	—	0.09	12.62
	11/30/12	12.62	0.13	1.67	1.80	0.11	—	0.11	14.31
	11/30/13	14.31	0.15	4.25	4.40	0.14	—	0.14	18.57
	11/30/14	18.57	0.22	2.27	2.49	0.13	—	0.13	20.93
	11/30/15	20.93	0.44	(0.42)	0.02	0.22	—	0.22	20.73
Sustainable Mid Cap Opportunities Class A
	11/30/11	14.00	(0.09)	1.52	1.43	—	—	—	15.43
	11/30/12	15.43	(0.07)	0.87	0.80	—	—	—	16.23
	11/30/13	16.23	(0.05)	4.57	4.52	—	0.68	0.68	20.07
	11/30/14	20.07	(0.08)	1.99	1.91	—	1.57	1.57	20.41
	11/30/15	20.41	(0.05)	0.22	0.17	—	2.79	2.79	17.79
Sustainable Mid Cap Opportunities Class I
	11/30/11	14.43	(0.10)	1.59	1.49	—	—	—	15.92
	11/30/12	15.92	(0.06)	0.88	0.82	—	—	—	16.74
	11/30/13	16.74	(0.01)	4.71	4.70	—	0.68	0.68	20.76
	11/30/14	20.76	(0.07)	2.07	2.00	—	1.57	1.57	21.19
	11/30/15	21.19	(0.03)	0.23	0.20	—	2.79	2.79	18.60

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
						Ratio of expenses to			Ratio of net investment
						average net assets		Ratio of net	income (loss) to average net
Fund/			Net assets at	Ratio of expenses to		before contractual and		investment income	assets before contractual and	Portfolio
Share	Total return		end of period	average net assets		voluntary expense		(loss) to average net	voluntary expense	turnover
Class	(%)*		(000 omitted)	(%)		reimbursements (%)**		assets (%)	reimbursements (%)**	rate (%)
Small Company Class A
	9.20		$1,093,043	1.10		1.10		(0.44)	(0.44)	37
	9.63		815,661	1.14		1.14		(0.05)	(0.05)	33
	34.79		808,145	1.21		1.21		(0.24)	(0.24)	23
	5.40		682,481	1.20		1.20		0.06	0.06	59
	5.32		596,864	1.25		1.25		(0.61)	(0.61)	70
Small Company Class C
	8.37		153,765	1.85		1.85		(1.20)	(1.20)	37
	8.70		119,594	1.89		1.89		(0.79)	(0.79)	33
	33.94		128,521	1.93		1.93		(0.97)	(0.97)	23
	4.55		115,642	1.91		1.91		(0.66)	(0.66)	59
	4.72		108,192	1.94		1.94		(1.30)	(1.30)	70
Small Company Class I
	9.59		1,153,094	0.68		0.68		(0.03)	(0.03)	37
	9.96		523,540	0.79		0.79		0.31	0.31	33
	35.40		385,692	0.81		0.81		0.17	0.17	23
	5.62		247,639	0.85		0.85		0.46	0.46	59
	5.71		220,543	0.87		0.87		(0.24)	(0.24)	70
Small Company Class R6
	2.94	++	599	0.73	+	2.96	+	(0.18)+	(2.41)+	70	++
Sustainable Core Opportunities Class A
	5.79		172,858	1.34		1.34		0.45	0.45	7
	14.00		182,345	1.32		1.32		0.66	0.66	4
	30.74		224,489	1.26		1.26		0.67	0.67	14
	13.18		239,707	1.24		1.24		0.85	0.85	20
	(0.13	)#	224,862	1.21		1.21		1.85 ^	1.85 ^	20
Sustainable Core Opportunities Class I
	6.15		8,483	1.00		1.00		0.79	0.79	7
	14.38		8,194	1.04		1.04		0.94	0.94	4
	31.05		12,418	1.00		1.00		0.93	0.93	14
	13.50		15,275	0.97		0.97		1.13	1.13	20
	0.12	#	14,926	0.93		0.93		2.13 ^	2.13 ^	20
Sustainable Mid Cap Opportunities Class A
	10.21		109,185	1.39		1.39		(0.62)	(0.62)	8
	5.18		104,293	1.41		1.41		(0.45)	(0.45)	117
	28.96		128,441	1.35		1.35		(0.26)	(0.26)	45
	10.12		128,716	1.32		1.32		(0.42)	(0.42)	62
	1.61	#	121,402	1.28		1.28		(0.30)	(0.30)	43
Sustainable Mid Cap Opportunities Class I
	10.33		1,805	1.38		1.76		(0.62)	(0.99)	8
	5.15		8,351	1.33		1.33		(0.36)	(0.36)	117
	29.15		3,093	1.15		1.15		(0.04)	(0.04)	45
	10.23		6,792	1.25		1.25		(0.35)	(0.35)	62
	1.70	#	6,777	1.15		1.15		(0.17)	(0.17)	43

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
				losses on
		Net asset	Net	securities		Dividends	Distributions
Fund/		value,	investment	(both	Total from	(from net	(from			Net asset
Share	Fiscal year	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end of
Class	(period ended)	of period	(loss)	unrealized)	operations	income)	gains)	Capital	distributions	period
Total Return Bond Class A
	11/30/11(C)	$10.00	$0.24	$0.18	$0.42	$0.28	$—	$—	$0.28	$10.14
	11/30/12	10.14	0.21	1.01	1.22	0.25	0.18	—	0.43	10.93
	11/30/13	10.93	0.25	—	0.25	0.28	0.25	—	0.53	10.65
	11/30/14	10.65	0.24	0.15	0.39	0.27	0.13	—	0.40	10.64
	11/30/15	10.64	0.19	(0.28)	(0.09)	0.21	—	—	0.21	10.34
Total Return Bond Class C
	11/30/11(C)	10.00	0.23	0.18	0.41	0.28	—	—	0.28	10.13
	11/30/12	10.13	0.17	1.02	1.19	0.23	0.18	—	0.41	10.91
	11/30/13	10.91	0.20	(0.01)	0.19	0.22	0.25	—	0.47	10.63
	11/30/14	10.63	0.18	0.14	0.32	0.21	0.13	—	0.34	10.61
	11/30/15	10.61	0.10	(0.28)	(0.18)	0.12	—	—	0.12	10.31
Total Return Bond Class I
	11/30/11(C)	10.00	0.25	0.19	0.44	0.30	—	—	0.30	10.14
	11/30/12	10.14	0.23	1.02	1.25	0.27	0.18	—	0.45	10.94
	11/30/13	10.94	0.29	(0.03)	0.26	0.29	0.25	—	0.54	10.66
	11/30/14	10.66	0.25	0.15	0.40	0.28	0.13	—	0.41	10.65
	11/30/15	10.65	0.20	(0.27)	(0.07)	0.23	—	—	0.23	10.35
Total Return Bond Class R3
	11/30/15(A)	10.53	0.18	(0.18)	—	0.19	—	—	0.19	10.34
Total Return Bond Class R6
	11/30/15(A)	10.53	0.20	(0.17)	0.03	0.21	—	—	0.21	10.35
Unconstrained Bond Class A
	11/30/15(A)	10.00	0.11	(0.23)	(0.12)	0.12	—	—	0.12	9.76
Unconstrained Bond Class C
	11/30/15(A)	10.00	0.06	(0.26)	(0.20)	0.08	—	—	0.08	9.72
Unconstrained Bond Class I
	11/30/15(A)	10.00	0.13	(0.24)	(0.11)	0.13	—	—	0.13	9.76

Per share net investment (income) loss for each Fund is calculated utilizing the average shares method unless otherwise noted. Amounts designated as “–“ are either zero or represent less than $0.005 or $(0.005).

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

**Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3), if applicable.

+ Annualized.

++ Not Annualized.

(A) Commenced operations December 23, 2014.

(B) Commenced operations January 31, 2014.

(C) Commenced operations December 17, 2010.

# Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which enhanced the performance for the Sentinel Common Stock Fund Class A by 0.04%, Sentinel Common Stock Fund Class C by 0.07%, Sentinel Common Stock Fund Class I by 0.04%, Sentinel Mid Cap Fund Class A by 0.08%, Sentinel Mid Cap Fund Class C by 0.08% and Sentinel Mid Cap Fund Class I by 0.06% for the fiscal year ended November 30, 2011; Sentinel Mid Cap Fund Class A by 0.05%, Sentinel Mid Cap Fund Class C by 0.06% and Sentinel Mid Cap Fund Class I by 0.05% for the fiscal year ended November 30, 2013; and Sentinel Sustainable Core Opportunities Fund Class A by 0.05%, Sentinel Sustainable Core Opportunities Fund Class I by 0.04%, Sentinel Sustainable Mid Cap Fund Class A by 0.12% and Sentinel Sustainable Mid Cap Fund Class I by 0.05% for the fiscal year ended November 30, 2015.

^ Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for the Sentinel Balanced Fund Class A by 0.86%, Sentinel Balanced Fund Class C by 0.86%, Sentinel Balanced Fund Class I by 0.86%, the Sentinel Common Stock Fund Class A by 1.22%, Sentinel Common Stock Fund Class C by 1.22%, Sentinel Common Stock Fund Class I by 1.22%, Sentinel Common Stock Fund Class R6 by 1.30%, Sentinel Sustainable Core Opportunities Fund Class A by 1.07% and Sentinel Sustainable Core Opportunities Fund Class I by 1.07% for the fiscal year ended November 30, 2015.

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
						Ratio of expenses to				Ratio of net investment
				Ratio of		average net assets before		Ratio of net		income (loss) to average net
Fund/	Total		Net assets at	expenses to		contractual and		investment income		assets before contractual and		Portfolio
Share	return		end of period	average net		voluntary expense		(loss) to average		voluntary expense		turnover
Class	(%)*		(000 omitted)	assets (%)		reimbursements (%)**		net assets (%)		reimbursements (%)**		rate (%)
Total Return Bond Class A
	4.28	++	$23,856	0.95	+	0.95	+	2.46	+	2.46	+	784	++
	12.34		111,263	0.94		0.96		2.00		1.98		915
	2.33		102,138	0.89		0.95		2.38		2.32		499
	3.66		203,871	0.89		0.93		2.25		2.21		432
	(0.87)		315,820	0.89		0.94		1.76		1.71		441
Total Return Bond Class C
	4.16	++	14,205	1.04	+	1.04	+	2.40	+	2.40	+	784	++
	12.02		29,323	1.35		1.37		1.62		1.60		915
	1.79		26,222	1.42		1.48		1.88		1.81		499
	3.01		47,015	1.49	@	1.53	@	1.68		1.64		432
	(1.69)		42,316	1.70		1.75		0.93		0.88		441
Total Return Bond Class I
	4.40	++	11,070	0.82	+	0.82	+	2.60	+	2.60	+	784	++
	12.59		22,792	0.77		0.79		2.20		2.19		915
	2.46		61,268	0.73		0.79		2.69		2.63		499
	3.79		485,459	0.74		0.78		2.31		2.27		432
	(0.70)		472,782	0.69		0.74		1.94		1.89		441
Total Return Bond Class R3
	0.00	++	596	0.89	+@	2.87	+@	1.86	+	(0.12	)+	441	++
Total Return Bond Class R6
	0.26	++	596	0.69	+	2.87	+	2.06	+	(0.12	)+	441	++
Unconstrained Bond Class A
	(1.23	)++	5,008	1.16	+@	1.16	+@	1.19	+	1.19	+	1153	++
Unconstrained Bond Class C
	(1.99	)++	1,649	1.88	+@	1.88	+@	0.64	+	0.64	+	1153	++
Unconstrained Bond Class I
	(1.14	)++	18,883	1.00	+	1.00	+	1.35	+	1.35	+	1153	++

@ Includes the impact of the shares owned by NLV Financial Corporation and its affiliates, who do not get charged a distribution fee, which decreases the ratio by 0.20% for the Sentinel Total Return Bond Fund Class C for the fiscal year ended November 30, 2014; 0.30% for the ratio of expenses to average net assets on Sentinel Total Return Bond Fund Class R3, 0.50% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Total Return Bond Fund Class R3, 0.20% for the Sentinel Unconstrained Bond Fund Class A, 0.18% for the ratio of expenses to average net assets on Sentinel Unconstrained Bond Fund Class C and 0.92% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Unconstrained Bond Fund Class C for the fiscal period from December 23, 2014 to November 30, 2015.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

(1) Organization:

Sentinel Group Funds, Inc. (“Company”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Company currently consists of twelve separate series (each individually referred to as a “Fund”) with the following share classes offered:

FUND NAME	SHARE CLASSES OFFERED
Sentinel Balanced Fund	Class A, Class C and Class I
Sentinel Common Stock Fund	Class A, Class C, Class I and Class R6
Sentinel Government Securities Fund	Class A, Class C and Class I
Sentinel International Equity Fund	Class A, Class C and Class I
Sentinel Low Duration Bond Fund	Class A, Class I and Class S
Sentinel Mid Cap Fund	Class A, Class C and Class I
Sentinel Multi-Asset Income Fund	Class A, Class C and Class I
Sentinel Small Company Fund	Class A, Class C, Class I and Class R6
Sentinel Sustainable Core Opportunities Fund	Class A and Class I
Sentinel Sustainable Mid Cap Opportunities Fund	Class A and Class I
Sentinel Total Return Bond Fund	Class A, Class C, Class I, Class R3 and Class R6
Sentinel Unconstrained Bond Fund	Class A, Class C and Class I

Each Fund has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution fees, registration fees and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable.

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Codification Topic 946 — Investment Companies, which is part of GAAP. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities, including Exchange Traded Funds (“ETFs”), that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in cleared or non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel Asset Management, Inc. (“SAMI”), a subsidiary of NLV Financial Corporation, and subject to its review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator and a subsidiary of SAMI, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by SAMI, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by SAMI for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Notes to Financial Statements

B. Fair Value Measurement:

In June 2013, FASB issued Accounting Standards Update (“ASU”) No. 2013-08 “Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements” that creates a two-tiered approach to assess whether an entity is an investment company. Under ASU 2013-08, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The guidance also requires an investment company to measure non-controlling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management has evaluated the implications of ASU 2013-08 and included disclosures, where applicable.

In response to FASB’s issuance of ASU 2011-4, which contains amendments designed to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards, management has evaluated the implications of these amendments on the financial statements and included disclosures, where applicable, to address the following concerns:

(1) Information about transfers between Level 1 and Level 2 of the fair value hierarchy.

(2) Information about the sensitivity of a fair value measurement categorized within Level 3 of the fair value hierarchy to changes in unobservable inputs and any interrelationships between those unobservable inputs.

(3) The categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position, but for which the fair value of such items is required to be disclosed.

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•        Level 1 — Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts (“ADRs”), domestic ETFs, Standard & Poor’s Depository Receipts and exchange traded derivatives that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•        Level 2 — Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, foreign ETFs, forward foreign currency contracts, cleared derivatives, non-exchange traded derivatives and OTC securities (including some ADRs) not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RICs) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•        Level 3 — Significant unobservable inputs (including non-binding broker quotes or the Valuation Committee’s own assumptions in determining the fair value of investments).

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided would be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments would be classified as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. There have been no significant changes in valuation techniques during the fiscal year, but the Valuation Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

Notes to Financial Statements

The fair value measurements as of November 30, 2015 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities - Assets:
Balanced:
Agency Discount Notes	$—	$769,997	$—	$769,997
Bank Loans	—	126,932	—	126,932
Collateralized Mortgage Obligations	—	4,081,610	—	4,081,610
Domestic Common Stocks	194,868,230	—	—	194,868,230
Domestic Corporate Bonds	—	32,464,797	—	32,464,797
Foreign Stocks & ADRs:
Netherlands	3,936,600	—	—	3,936,600
Switzerland	—	1,674,750	—	1,674,750
Institutional Money Market Funds	—	5,779,195	—	5,779,195
Mortgage-Backed Securities	—	46,636,919	—	46,636,919
U.S. Treasury Obligations	—	21,599,929	—	21,599,929
Totals	$198,804,830	$113,134,129	$—	$311,938,959

Common Stock:
Agency Discount Notes	$—	$699,997	$—	$699,997
Domestic Common Stocks	2,112,215,979	—	—	2,112,215,979
Foreign Stocks & ADRs:
Netherlands	38,814,876	—	—	38,814,876
Switzerland	—	22,571,610	—	22,571,610
Institutional Money Market Funds	—	6,794,923	—	6,794,923
U.S. Treasury Obligations	—	22,999,924	—	22,999,924
Totals	$2,151,030,855	$53,066,454	$—	$2,204,097,309

Government Securities:
Agency Discount Notes	$—	$259,999	$—	$259,999
Collateralized Mortgage Obligations	—	22,062,932	—	22,062,932
Institutional Money Market Funds	—	9,134,679	—	9,134,679
Mortgage-Backed Securities	—	206,862,921	—	206,862,921
U.S. Treasury Obligations	—	9,744,703	—	9,744,703
Totals	$—	$248,065,234	$—	$248,065,234

International Equity:
Domestic Common Stocks	$21,570,560	$—	$—	$21,570,560
Foreign Stocks & ADRs	—	101,610,546	—	101,610,546
Institutional Money Market Funds	—	9,539,112	—	9,539,112
Totals	$21,570,560	$111,149,658	$—	$132,720,218

Low Duration Bond:
Agency Discount Notes	$—	$1,499,994	$—	$1,499,994
Bank Loans	—	3,940,000	—	3,940,000
Collateralized Mortgage Obligations	—	123,463,555	—	123,463,555
Commercial Mortgage-Backed Securities	—	13,820,660	—	13,820,660
Domestic Corporate Bonds	—	285,655,108	—	285,655,108
Institutional Money Market Funds	—	1,623,332	—	1,623,332
Mortgage-Backed Securities	—	1,901,229	—	1,901,229
Residential Mortgage-Backed Securities	—	19,402,577	—	19,402,577
U.S. Treasury Obligations	—	41,999,861	—	41,999,861
Totals	$—	$493,306,316	$—	$493,306,316
Mid Cap:
Domestic Common Stocks	$109,028,527	$—	$—	$109,028,527
Foreign Stocks & ADRs	1,710,095	—	—	1,710,095
Institutional Money Market Funds	—	4,363,077	—	4,363,077
Real Estate Investment Trusts	2,463,999	—	—	2,463,999
Totals	$113,202,621	$4,363,077	$—	$117,565,698

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Multi-Asset Income:
Agency Discount Notes	$—	$399,997	$—	$399,997
Bank Loans	—	2,473,570	—	2,473,570
Collateralized Mortgage Obligations	—	3,597,048	—	3,597,048
Domestic Common Stocks	36,822,821	—	—	36,822,821
Domestic Corporate Bonds	—	162,997,478	—	162,997,478
Domestic Exchange Traded Funds	26,105,294	—	—	26,105,294
Institutional Money Market Funds	—	7,891,161	—	7,891,161
Mortgage-Backed Securities	—	29,865,218	—	29,865,218
Real Estate Investment Trusts	1,100,439	—	—	1,100,439
U.S. Treasury Obligations	—	11,399,963	—	11,399,963
Totals	$64,028,554	$218,624,435	$—	$282,652,989

Small Company:
Agency Discount Notes	$—	$769,997	$—	$769,997
Domestic Common Stocks	789,881,505	—	—	789,881,505
Domestic Exchange Traded Funds	84,353,721	—	—	84,353,721
Foreign Stocks & ADRs	14,463,891	—	—	14,463,891
Institutional Money Market Funds	—	5,297,853	—	5,297,853
Real Estate Investment Trusts	13,376,229	—	—	13,376,229
U.S. Treasury Obligations	—	18,899,938	—	18,899,938
Totals	$902,075,346	$24,967,788	$—	$927,043,134

Sustainable Core Opportunities:
Domestic Common Stocks	$228,226,098	$—	$—	$228,226,098
Foreign Stocks & ADRs:
Netherlands	4,426,488	—	—	4,426,488
Switzerland		2,244,165	—	2,244,165
Institutional Money Market Funds	—	4,770,808	—	4,770,808
Totals	$232,652,586	$7,014,973	$—	$239,667,559

Sustainable Mid Cap Opportunities:
Domestic Common Stocks	$115,908,429	$—	$—	$115,908,429
Foreign Stocks & ADRs	1,880,368	—	—	1,880,368
Institutional Money Market Funds	—	7,889,678	—	7,889,678
Real Estate Investment Trusts	2,644,995	—	—	2,644,995
Totals	$120,433,792	$7,889,678	$—	$128,323,470

Total Return Bond:
Agency Discount Notes	$—	$1,599,994	$—	$1,599,994
Bank Loans	—	4,054,566	—	4,054,566
Collateralized Mortgage Obligations	—	12,236,964	—	12,236,964
Domestic Corporate Bonds	—	357,738,197	—	357,738,197
Institutional Money Market Funds	—	123,198,945	—	123,198,945
Mortgage-Backed Securities	—	268,600,643	—	268,600,643
Municipal Bonds	—	5,124,375	—	5,124,375
U.S. Treasury Obligations	—	102,799,649	—	102,799,649
Totals	$—	$875,353,333	$—	$875,353,333

Unconstrained Bond:
Bank Loans	$—	$254,893	$—	$254,893
Domestic Corporate Bonds	—	12,851,097	—	12,851,097
Institutional Money Market Funds	—	9,180,577	—	9,180,577
Mortgage-Backed Securities	—	3,537,360	—	3,537,360
Municipal Bonds	—	227,750	—	227,750
Totals	$—	$26,051,677	$—	$26,051,677

Investments in Securities - Liabilities:
None.

Notes to Financial Statements

	Quoted Prices		Other
	(Unadjusted) in Active		Significant	Significant
	Markets for Identical		Observable	Unobservable
	Assets		Inputs	Inputs
Sentinel Fund / Category	(Level 1)		(Level 2)	(Level 3)	Total
Derivatives - Assets:
Low Duration Bond:
Futures Contracts	$733,228	*	$—	$—	$733,228	*

Multi-Asset Income:
Futures Contracts	$40,750	*	$—	$—	$40,750	*

Total Return Bond:
Futures Contracts	$8,150	*	$—	$—	$8,150	*

Unconstrained Bond:
Futures Contracts	$5,433	*	$—	$—	$5,433	*

Derivatives - Liabilities:
Total Return Bond:
Futures Contracts	$(928,136	)*	$—	$—	$(928,136	)*

Unconstrained Bond:
Futures Contracts	$(79,480	)*	$—	$—	$(79,480	)*

*The fair value represents the cumulative unrealized appreciation (depreciation) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable or payable at that date.

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities, including industry classifications.

There was no reportable Fair Value Level 3 activity for the fiscal year ended November 30, 2015.

There were no reportable transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended November 30, 2015.

C. Securities Transactions and Related Investment Income:

For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of calculating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1) when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2) on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

Notes to Financial Statements

D. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, foreign currency transactions, the reclassification of net investment losses, the expiration of capital loss carry forwards to paid-in capital and returns of capital from underlying investments. The following reclassifications were made to reflect these differences as of November 30, 2015:

		Accumulated
		Undistributed
		Net Realized Gain
	Accumulated	(Loss) on
	Undistributed	Investments and
	Net Investment	Foreign Currency
Sentinel Fund	Income (Loss)	Transactions	Paid-in Capital
Balanced	$428,806	$(428,806)	$—
Common Stock	(10,024)	10,024	—
Government Securities	1,743,691	(1,743,691)	—
International Equity	(111,235)	111,235	—
Low Duration Bond	1,169,279	(253,087)	(916,192)
Mid Cap	(19,161)	29,793	(10,632)
Multi-Asset Income	294,009	(293,226)	(783)
Small Company	1,280,131	(1,280,131)	—
Sustainable Core Opportunities	(343)	343	—
Sustainable Mid Cap Opportunities	386,479	(386,479)	—
Total Return Bond	1,899,307	(1,821,863)	(77,444)
Unconstrained Bond	21,459	(21,459)	—

E. Federal Income Taxes:

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements as a result of these uncertainties. As of November 30, 2015, the Funds did not have any unrecognized tax benefits.

F. Foreign Currency Translations:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities for purposes of the Funds’ financial statements. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts:

Sentinel Balanced Fund, Sentinel Common Stock Fund, Sentinel International Equity Fund, Sentinel Low Duration Bond Fund, Sentinel Mid Cap Fund, Sentinel Multi-Asset Income Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Sustainable Mid Cap Opportunities Fund, Sentinel Total Return Bond Fund and Sentinel Unconstrained Bond Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund’s risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities. No forward foreign currency contracts were entered into during the fiscal year ended November 30, 2015.

H. Options Contracts:

Each Fund may enter into options contracts.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities and indices of securities prices. A Fund may terminate its position in a put position it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the

Notes to Financial Statements

option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The risk associated with purchasing put and call options is limited to the premium paid. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities. Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security or an index of securities is required to deposit cash or securities or a letter of credit as margin to make mark-to-market payments of variation margin as the position becomes unprofitable. Written call options have an unlimited risk of loss if the value of the underlying investment increases.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of security index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

During the fiscal year ended November 30, 2015, none of the Funds entered into options contracts.

I. Futures Contracts:

Each Fund may enter into futures contracts.

When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Any open contract would be recorded as variation margin receivable or payable on the statement of assets and liabilities to the extent such variation margin has not been received or paid and unrealized gain or loss on the statement of operations. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the statement of operations. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts tends to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position tends to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, tends to offset both positive and negative market price changes, much as if the underlying instrument has been sold. During the fiscal year ended November 30, 2015, the Sentinel Balanced, Sentinel Multi-Asset Income, Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds sold varying combinations of futures contracts in U.S. Treasury 10-Year Notes and U.S. Treasury 30-Year Bonds to manage duration by hedging interest rate risk; the Sentinel Low Duration Bond Fund sold futures contracts in U.S. Treasury 5-Year Notes to manage duration by hedging interest rate risk; the Sentinel Multi-Asset Income Fund sold futures contracts on the Standard & Poor’s 500 Index to hedge equity market risk; the Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds sold futures contracts on the Standard & Poor’s 500 Index to hedge high yield market risk associated with corporate bonds; and the Sentinel Unconstrained Bond Fund bought varying combinations of futures contracts in U.S. Treasury 10-Year Notes and U.S. Treasury 30-Year Bonds to manage duration by increasing interest rate risk.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it is required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party is required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund is obligated to continue to pay variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCMs other customers, potentially resulting in losses to the Fund. Futures contracts involve, to varying degrees, off-balance sheet risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Notes to Financial Statements

J. Swaps:

The Sentinel Balanced, Sentinel Government Securities, Sentinel Low Duration Bond, Sentinel Multi-Asset Income, Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds may enter into swaps agreements.

Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counter-party to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund’s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund’s risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

During the fiscal year ended November 30, 2015, none of the Funds entered into swaps agreements.

K. Derivatives Transactions:

The following table summarizes the fair value of each Fund’s futures contracts held as of November 30, 2015 along with the related location on the accompanying Statement of Assets and Liabilities presented by primary underlying risk exposure:

	Purpose and Primary	Location on the
Sentinel Fund	Underlying Risk Exposure	Statement of Assets and Liabilities*	Fair Value of Assets*	Fair Value of Liabilities*
Low Duration Bond	Hedge interest rate risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$733,228	$—

Multi-Asset Income	Hedge equity market risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$40,750	$—

Total Return Bond	Hedge interest rate risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$—	$(928,136)
	Hedge high yield market risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$8,150	$—
		Total	$8,150	$(928,136)

Unconstrained Bond	Hedge interest rate risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$—	$(79,480)
	Hedge high yield market risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$5,433	$—
		Total	$5,433	$(79,480)

*The fair value represents the cumulative unrealized appreciation (depreciation) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable or payable at that date.

Notes to Financial Statements

Additionally, the amounts of realized and unrealized gains and losses on futures contracts recognized in each Fund’s earnings during the fiscal year ended November 30, 2015 along with the related location on the accompanying Statement of Operations presented by primary underlying risk exposure are summarized as follows:

	Purpose and Primary	Location of Realized and Unrealized Gain	Net Realized	Net Change in Unrealized
Sentinel Fund	Underlying Risk Exposure	(Loss) on the Statement of Operations	Gain (Loss)	Appreciation (Depreciation)
Balanced	Hedge interest rate risk.	Futures contracts	$(372,660)	$131,607

Low Duration Bond	Hedge interest rate risk.	Futures contracts	$(8,406,039)	$4,989,757

Multi-Asset Income	Hedge interest rate risk.	Futures contracts	$(507,241)	$175,880
	Hedge equity market risk.	Futures contracts	$(614,843)	$40,750
		Total	$(1,122,084)	$216,630

Total Return Bond	Hedge interest rate risk.	Futures contracts	$(445,157)	$398,132
	Hedge high yield market risk.	Futures contracts	$(234,405)	$8,150
		Total	$(679,562)	$406,282

Unconstrained Bond^	Derivatives not accounted for
	as hedging instruments —
	Increase interest rate risk.	Futures contracts	$9,102	$—

			$307,146	$(79,480)
	Hedge interest rate risk.	Futures contracts	$(6,341)	$5,433
	Hedge high yield market risk.	Futures contracts	$300,805	$(74,047)
		Sub-Total	$309,907	$(74,047)
		Total

^ Commenced operations December 23, 2014.

During the fiscal year ended November 30, 2015, the average monthly notional value of short futures contracts for the months held was as follows:

Average Monthly
Sentinel Fund	Notional Value
Balanced	$14,639,063
Low Duration Bond	233,287,631
Multi-Asset Income	10,635,438
Total Return Bond	86,614,238
Unconstrained Bond	11,887,709

L. Repurchase Agreements:

Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. The Funds’ policies require that all repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at November 30, 2015.

M. Dollar Rolls:

Sentinel Balanced Fund, Sentinel Government Securities Fund, Sentinel Low Duration Bond Fund, Sentinel Multi-Asset Income Fund, Sentinel Total Return Bond Fund and Sentinel Unconstrained Bond Fund may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended November 30, 2015.

N. Short Sales:

Sentinel Balanced Fund, Sentinel Government Securities Fund, Sentinel Low Duration Bond Fund, Sentinel Multi-Asset Income Fund, Sentinel Total Return Bond Fund and Sentinel Unconstrained Bond Fund may enter into short sales of agency mortgage-backed securities (“MBS”) that the Funds do not own, primarily as part of to-be-announced (“TBA”) swap transactions. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS. Generally, a short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party. Therefore, short sales involve the risk that a Fund’s losses may be exaggerated (without a limit). By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Securities sold in short sale transactions and the interest payable on such transactions, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Sentinel Government Securities Fund executed short sale transactions during the fiscal year ended November 30, 2015 with an average monthly market value for the months held of $6,753,909 and no counter-party collateral requirements.

Notes to Financial Statements

O. Line of Credit:

The Company has obtained access to an unsecured line of credit of up to $20,000,000 from SSB for temporary borrowing purposes. Each Fund may borrow up to 5% of its net assets, as calculated using net assets from the previous business day, with a maximum aggregate limit of $20,000,000. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate or the London InterBank Offered Rate (LIBOR), which ever is greater, plus an additional 1.25%. In addition, a commitment fee equal to 0.25% per annum on the daily unused balance is paid quarterly to SSB and is included in Custodian fees on the Statement of Operations. The average amount outstanding and weighted average interest rate for each Fund that utilized the line of credit during the fiscal year ended November 30, 2015 was as follows:

	Daily Average	Weighted Average
Sentinel Fund	Amount Outstanding	Interest Rate
Balanced	$27,397	1.38%
Government Securities	2,800	1.38%
Low Duration Bond	27,424	1.38%
Mid Cap	1,274	1.38%
Multi-Asset Income	27,397	1.38%
Small Company	42,066	1.38%

At November 30, 2015, none of the Funds had an outstanding balance against this line of credit.

P. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts.

Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution fees, blue sky registration fees, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.

Investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

Earnings credits are received from SSB on cash balances and are reflected in the Statement of Operations as an expense offset. There were no expense offsets for the fiscal year ended November 30, 2015.

The Sentinel International Equity and Sentinel Small Company Funds are subject to redemption fees of 2% on shares held 30 calendar days or less. The Sentinel Balanced, Sentinel Common Stock, Sentinel Government Securities, Sentinel Low Duration Bond, Sentinel Mid Cap, Sentinel Multi-Asset Income, Sentinel Sustainable Core Opportunities, Sentinel Sustainable Mid Cap Opportunities, Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds are subject to, under certain circumstances, an excessive trading fee of 2% of the amount redeemed. Both the redemption fee and excessive trading fee are subject to certain exceptions under which they may not be charged. For the fiscal year ended November 30, 2015, these fees totaled $4,170.

(3) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to Investment Advisory Agreements (“Advisory Agreements”), SAMI provides general supervision of the Funds’ investments. Under the Advisory Agreements, each Fund pays SAMI a monthly fee based on the annual rates shown below:

	Advisory
Sentinel Fund	Fee Rate	Average Daily Net Assets
	Each subject to:
Balanced	0.55%	First $200 million
Multi-Asset Income	0.50%	Next $200 million
Total Return Bond	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion
	Each subject to:
Common Stock	0.70%	First $500 million
International Equity	0.65%	Next $300 million
Mid Cap	0.60%	Next $200 million
Small Company	0.50%	Next $1 billion
Sustainable Core Opportunities	0.40%	In excess of $2 billion
Sustainable Mid Cap Opportunities
	Each subject to:
Government Securities	0.45%	First $500 million
Low Duration Bond	0.40%	Next $500 million
	0.35%	Next $1 billion
	0.30%	Next $2 billion
	0.25%	In excess of $4 billion
Unconstrained Bond	0.75%	First $200 million
	0.70%	Next $200 million
	0.65%	Next $600 million
	0.60%	Next $1 billion
	0.55%	In excess of $2 billion

Notes to Financial Statements

Prior to March 3, 2015 with respect to the Sentinel Government Securities Fund and prior to March 17, 2015 with respect to the Sentinel Low Duration Bond Fund, assets were aggregated for the Sentinel Government Securities and Sentinel Low Duration Bond Funds when determining the breakpoints for the advisory fee and subject to the following schedule:

	Advisory
Sentinel Fund	Fee Rate	Average Daily Net Assets
Government Securities	0.55%	First $200 million
Low Duration Bond	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

The Class A shares of all Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the “A Plans”. Each of the Funds that offer Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the “C Plans”. Sentinel Low Duration Bond Fund has adopted a distribution plan for its Class S shares referred to as the “S Plan” and Sentinel Total Return Bond Fund has adopted a distribution plan for its Class R3 shares referred to as the “R3 Plan”

Under the A Plans, each participating Fund pays to Sentinel Financial Services Company (the “Distributor”, a company in which SAMI and Sentinel Financial Services, Inc., a wholly owned subsidiary of SAMI, are partners), a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Small Company Fund, (b) 0.25% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Balanced, Sentinel Common Stock, Sentinel International Equity, Sentinel Low Duration Bond, Sentinel Mid Cap, Sentinel Multi-Asset Income, Sentinel Sustainable Core Opportunities and Sentinel Sustainable Mid Cap Opportunities Funds, or (c) 0.20% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Government Securities, Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

Under the C Plans applicable to the Class C shares, the Class C shares of each of the Sentinel Balanced, Sentinel Common Stock, Sentinel Government Securities, Sentinel International Equity, Sentinel Mid Cap, Sentinel Multi-Asset Income, Sentinel Small Company, Sentinel Total Return Bond and Sentinel Unconstrained Bond Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. In the first year after the purchase, this fee is designed to recover the initial sales commission of 1.00% paid by the Distributor to the selling financial intermediary. In subsequent years, the entire 1.00% may be paid to the financial intermediary as additional commission and/or, up to 0.25%, for service fees.

Under the R3 Plan applicable to the Sentinel Total Return Bond Fund Class R3 shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.50% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of the Fund. The entire distribution fee may be paid to the selling dealer.

Under the S Plan applicable to the Sentinel Low Duration Bond Fund Class S shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.50% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of the Fund. The entire distribution fee may be paid to the selling dealer.

The Class I shares and Class R6 shares do not pay distribution fees.

The Funds are not assessed distribution fees on shares owned by NLV Financial Corporation and its affiliates. Where NLV Financial Corporation and its affiliates held an investment for part of or all of the reporting period, this potentially results in overall distribution fees for that share class of less than the maximum limits involved. NLV Financial Corporation and its affiliates held investments in the Sentinel Common Stock Fund Class C for the period from December 1, 2014 through December 22, 2014 and for the entire period for the Sentinel Total Return Bond Fund Class R3 and Sentinel Unconstrained Bond Fund Classes A and C.

These asset-based fees, except the service fee component, are subject to aggregate limits imposed by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distributor will not be reimbursed for any un-reimbursed eligible expenses from any other Fund, or in any future year from any of the Funds.

The Distributor also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Funds and does not affect their operating results. The Distributor has advised the Funds that it received sales charges aggregating $3,139,858 for the fiscal year ended November 30, 2015. The Funds have been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $266,882 after allowances of $752,961 to Equity Services, Inc., a subsidiary of NLV Financial Corporation, and $2,120,015 to other investment dealers. During this same period, the distributor advised the Funds that it received $20,121 in contingent deferred sales charges from certain redemptions of Class A shares, $59,001 in contingent deferred sales charges from redemptions of Class C shares and no contingent deferred sales charges from redemptions of Class I, R3, R6 or S shares.

Each Director who is not an affiliate of SAMI receives an annual fee of $86,000 from the Company. The Lead Independent Director and chairs of the Audit and Governance Committees are each paid an additional annual fee of $8,000. The Fees paid to Directors are generally distributed quarterly on a pro rata basis. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain Directors of the Funds have chosen to have their fees deferred in accordance with the Funds’ deferred compensation plan. This plan is intended to enable any eligible Director of the Company to forego a portion of current compensation in exchange for the promise by the Company to pay a benefit at a later time as set forth in this plan. These amounts are included in Directors’ and Chief Compliance Officer’s fees and expenses and Deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively.

The Funds’ Chief Compliance Officer also serves as Chief Compliance Officer of Sentinel Variable Products Trust (“SVP”), a series investment company also advised by SAMI, SAMI itself, and the separate accounts of National Life Insurance Company which fund the variable life insurance and annuity products of SVP. Pursuant to an

Notes to Financial Statements

amended and restated agreement as of November 26, 2007, the Funds and SVP pay 50% of the costs incurred by these Chief Compliance Officer functions, including the salary and benefits of the Funds’ Chief Compliance Officer and his administrative assistant, and the other costs incurred by the Chief Compliance Officer. The Funds and SVP allocate their 50% share of these costs in proportion to net assets. Out-of-pocket costs which can be specifically allocated to a particular entity are so allocated.

Directors’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended November 30, 2015 were $805,911.

Effective December 1, 2014, the Company entered into a Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. (“BFDS”), under which BFDS became the transfer agent for the Funds. The Company also entered into an Amended and Restated Administration Agreement with SASI under which SASI provides a) general administrative services and b) transfer agency administrative and oversight services on behalf of the Company. Under the general administrative services portion of the agreement, the Funds receive administration services and pay SASI a monthly fee at an annual rate of 0.0375% of the first $4 billion of the Company’s aggregate average daily net assets; 0.035% of the next $3 billion of the Company’s aggregate average daily net assets and 0.0325% of the Company’s aggregate average daily net assets in excess of $7 billion. Under the transfer agency administrative and oversight services portion of the agreement, the Funds receive monitoring and oversight of transfer agency vendor services and are responsible for all costs and expenses relating to the individuals designated by SASI to perform such services on behalf of SASI. The number of such individuals to be designated by SASI to perform services is subject to approval by the Board of Directors. The Funds are also responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by SASI in connection with the performance of its duties. The Funds may also reimburse SASI for sub-transfer agency, plan agent and similar fees paid by SASI to other entities that provide services to accounts underlying an omnibus account of record in accordance with policies approved by the Board of Directors.

Fees paid to SASI under the provisions of the Amended and Restated Administration Agreement for the fiscal year ended November 30, 2015 were $3,254,766.

SAMI has contractually agreed to reimburse certain expenses paid by the Class I shares of each Fund to the extent necessary to prevent the total annual fund operating expense ratios of the Class I shares of each Fund, on an annualized basis, from exceeding the total annual fund operating expense ratio of the respective Class A shares of the same Fund, where applicable. This agreement will continue through March 31, 2016. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Funds. For the fiscal year ended November 30, 2015, none of the Funds were required to be reimbursed under this agreement.

SAMI has contractually agreed, effective December 23, 2014, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Sentinel Common Stock Fund Class R6 shares, on an annualized basis, to 0.65% of average daily net assets attributable to Class R6 shares through March 31, 2016. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2015, the total amount reimbursed under this agreement to Sentinel Common Stock Fund Class R6 was $8,768.

SAMI has contractually agreed, effective December 23, 2014, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Sentinel Small Company Fund Class R6 shares, on an annualized basis, to 0.73% of average daily net assets attributable to Class R6 shares through March 31, 2016. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2015, the total amount reimbursed under this agreement to Sentinel Small Company Fund Class R6 was $8,344.

SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A Shares of the Sentinel Total Return Bond Fund, on an annualized basis, to 0.89% of average daily net assets attributable to Class A shares until March 31, 2016. The Class C, Class I, Class R3 and Class R6 shares of this Fund also benefitted from this arrangement to the extent SAMI waived its advisory fees to meet this commitment. In addition, the Fund’s investment advisor has contractually agreed, effective December 23, 2014, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R3 shares, on an annualized basis, to 1.19% of average daily net assets attributable to Class R3 shares through March 31, 2016, and to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R6 shares, on an annualized basis, to 0.69% of average daily net assets attributable to Class R6 shares through March 31, 2016. Each of these agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2015, the total amount reimbursed under these agreements to Sentinel Total Return Bond Fund Class A was $148,519, Sentinel Total Return Bond Fund Class C was $22,910, Sentinel Total Return Bond Fund Class I was $240,991, Sentinel Total Return Bond Fund Class R3 was $7,452 and Sentinel Total Return Bond Fund Class R6 was $8,203.

SAMI has contractually agreed, effective March 30, 2015, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Sentinel Unconstrained Bond Fund Class C shares, on an annualized basis, to 2.06% of average daily net assets attributable to Class C shares through March 31, 2016. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2015, no reimbursements were required to Sentinel Unconstrained Bond Fund Class C.

As of November 30, 2015, NLV Financial Corporation and its affiliates held ownership in the Funds as follows:

Approximate %
Sentinel Fund	Ownership
Balanced - I	14.59%
Common Stock — R6	3.31%
International Equity - I	1.28%
Low Duration Bond - I	10.51%
Small Company — R6	99.43%
Sustainable Mid Cap Opportunities — I	31.73%
Total Return Bond — R3	100.00%
Total Return Bond — R6	100.00%
Unconstrained Bond — A	98.59%
Unconstrained Bond — C	89.38%
Unconstrained Bond — I	99.51%

Notes to Financial Statements

(4) Fund Shares:

At November 30, 2015, 2.94 billion shares of one cent par value were authorized as follows:

Authorized Shares
Class A
Balanced	40,000,000
Common Stock	75,000,000
Government Securities	170,000,000
International Equity	20,000,000
Low Duration Bond	200,000,000
Mid Cap	45,000,000
Multi-Asset Income	25,000,000
Small Company	300,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Mid Cap Opportunities	40,000,000
Total Return Bond	50,000,000
Unconstrained Bond	40,000,000
1,045,000,000
Class C
Balanced	10,000,000
Common Stock	10,000,000
Government Securities	20,000,000
International Equity	10,000,000
Mid Cap	30,000,000
Multi-Asset Income	15,000,000
Small Company	50,000,000
Total Return Bond	40,000,000
Unconstrained Bond	40,000,000
225,000,000

Authorized Shares
Class I
Balanced	40,000,000
Common Stock	40,000,000
Government Securities	40,000,000
International Equity	40,000,000
Low Duration Bond	40,000,000
Mid Cap	40,000,000
Multi-Asset Income	40,000,000
Small Company	250,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Mid Cap Opportunities	40,000,000
Total Return Bond	300,000,000
Unconstrained Bond	40,000,000
950,000,000
Class R3
Total Return Bond	40,000,000

Class R6
Common Stock	40,000,000
Small Company	40,000,000
Total Return Bond	40,000,000
120,000,000
Class S
Low Duration Bond	200,000,000

Total Allocated Shares	2,580,000,000

Total Unallocated Shares	360,000,000

Notes to Financial Statements

Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

		Shares Issued in
		Reinvestment of		Net Increase (Decrease)
		Dividends and		in
Sentinel Fund	Shares sold	Distributions	Shares Reacquired	Shares Outstanding
Fiscal Year Ended November 30, 2015
Balanced — A	1,197,542	778,124	1,995,335	(19,669)
Balanced — C	450,192	76,223	274,453	251,962
Balanced — I	205,096	42,922	427,929	(179,911)
Common Stock — A	1,992,072	329,803	6,314,314	(3,992,439)
Common Stock — C	243,115	9,655	285,724	(32,954)
Common Stock — I	2,009,397	201,109	8,015,164	(5,804,658)
Common Stock — R6^	422,770	107	139	422,738
Government Securities — A	2,154,747	381,091	10,004,792	(7,468,954)
Government Securities — C	285,094	36,073	1,240,309	(919,142)
Government Securities — I	641,488	77,949	2,790,050	(2,070,613)
International Equity — A	689,585	1,193,596	1,066,302	816,879
International Equity — C	106,588	37,282	40,555	103,315
International Equity — I	558,561	100,971	331,164	328,368
Low Duration Bond - A	3,557,740	329,897	11,548,028	(7,660,391)
Low Duration Bond — I	1,838,405	121,109	1,430,670	528,844
Low Duration Bond - S	8,045,666	873,878	27,927,083	(19,007,539)
Mid Cap — A	241,790	1,212,373	800,392	653,771
Mid Cap — C	82,220	167,757	161,190	88,787
Mid Cap — I	40,454	76,426	162,511	(45,631)
Multi-Asset Income — A	1,558,553	936,004	2,542,346	(47,789)
Multi-Asset Income — C	1,502,771	642,339	1,907,112	237,998
Multi-Asset Income — I	1,655,772	285,470	1,932,818	8,424
Small Company — A	13,733,300	30,458,442	32,089,950	12,101,792
Small Company — C	3,409,420	9,354,012	5,959,653	6,803,779
Small Company — I	14,211,985	8,756,837	18,612,382	4,356,440
Small Company — R6^	106,860	—	—	106,860
Sustainable Core Opportunities — A	325,809	93,369	1,023,879	(604,701)
Sustainable Core Opportunities — I	72,116	7,235	89,174	(9,823)
Sustainable Mid Cap Opportunities — A	435,577	1,019,602	937,857	517,322
Sustainable Mid Cap Opportunities — I	62,968	28,061	47,365	43,664
Total Return Bond — A	22,322,082	496,079	11,439,658	11,378,503
Total Return Bond — C	848,106	49,813	1,226,922	(329,003)
Total Return Bond — I	23,975,928	796,113	24,698,242	73,799
Total Return Bond — R3^	56,845	777	—	57,622
Total Return Bond — R6^	56,801	847	—	57,648
Unconstrained Bond — A^	507,273	6,073	101	513,245
Unconstrained Bond — C^	168,158	1,373	—	169,531
Unconstrained Bond — I^	1,909,628	24,598	197	1,934,029

^ Commenced operations December 23, 2014.

Notes to Financial Statements

				Shares Issued in
		Shares issued in Fund		Reinvestment of		Net Increase
		Reorganizations		Dividends and		(Decrease) in
Sentinel Fund	Shares sold	(see note 5)		Distributions	Shares Reacquired	Shares Outstanding
Fiscal Year Ended November 30, 2014
Balanced — A	1,406,299	—		640,885	2,012,926	34,258
Balanced — C	398,990	—		61,128	450,737	9,381
Balanced — I	283,244	—		47,602	530,379	(199,533)
Common Stock — A	2,840,657	2,872,282	*	3,947,520	6,374,230	3,286,229
Common Stock — C	272,917	88,881	*	246,410	273,461	334,747
Common Stock — I	3,907,718	121,123	*	2,385,575	6,328,720	85,696
Government Securities — A	3,607,134	—		609,526	20,496,237	(16,279,577)
Government Securities — C	247,317	—		55,728	2,624,455	(2,321,410)
Government Securities — I	3,461,115	—		122,208	5,581,357	(1,998,034)
International Equity — A	591,410	—		57,016	848,933	(200,507)
International Equity — C	37,065	—		—	33,625	3,440
International Equity — I	262,327	—		27,747	1,443,885	(1,153,811)
Low Duration Bond - A	8,145,341	—		426,888	21,956,255	(13,384,026)
Low Duration Bond — I^^	5,726,257	—		35,765	689,962	5,072,060
Low Duration Bond - S	21,211,357	—		1,030,621	41,335,937	(19,093,959)
Mid Cap — A	161,759	—		449,315	766,805	(155,731)
Mid Cap — C	28,758	—		58,439	127,599	(40,402)
Mid Cap — I	146,142	—		93,700	938,380	(698,538)
Multi-Asset Income — A	2,443,108	—		194,704	4,854,129	(2,216,317)
Multi-Asset Income — C	2,323,988	—		83,643	1,260,525	1,147,106
Multi-Asset Income — I	2,947,074	—		40,449	1,206,705	1,780,818
Small Company — A	9,548,410	—		21,043,457	30,471,677	120,190
Small Company — C	1,391,954	—		5,130,458	4,239,587	2,282,825
Small Company — I	11,785,619	—		7,774,428	30,407,268	(10,847,221)
Sustainable Core Opportunities — A	627,086	—		66,954	1,315,521	(621,481)
Sustainable Core Opportunities — I	159,796	—		4,211	102,832	61,175
Sustainable Mid Cap Opportunities — A	307,228	—		502,697	902,629	(92,704)
Sustainable Mid Cap Opportunities — I	181,054	—		7,775	17,180	171,649
Total Return Bond — A	21,332,629	—		449,555	12,203,004	9,579,180
Total Return Bond — C	3,264,410	—		87,658	1,386,876	1,965,192
Total Return Bond — I	47,149,947	—		377,055	7,679,665	39,847,337

^^ Commenced operations January 31, 2014.

* Please see note 5 for specific details of the Plan of Reorganization. The reorganization was completed following the close of business on November 21, 2014 by a tax-free exchange of 2,418,074 shares of the Sentinel Common Stock Fund Class A for 7,320,014 shares of the Sentinel Capital Growth Fund Class A, a merger conversion ratio of 0.33033732; 454,208 shares of the Sentinel Common Stock Fund Class A for 1,669,419 shares of the Sentinel Growth Leaders Fund Class A, a merger conversion ratio of 0.27207543; 67,095 shares of the Sentinel Common Stock Fund Class C for 240,225 shares of the Sentinel Capital Growth Fund Class C, a merger conversion ratio of 0.27930102; 21,786 shares of the Sentinel Common Stock Fund Class C for 95,719 shares of the Sentinel Growth Leaders Fund Class C, a merger conversion ratio of 0.22759864; 11,518 shares of the Sentinel Common Stock Fund Class I for 35,249 shares of the Sentinel Capital Growth Fund Class I, a merger conversion ratio of 0.32676746; and 109,605 shares of the Sentinel Common Stock Fund Class I for 415,934 shares of the Sentinel Growth Leaders Fund Class I, a merger conversion ratio of 0.26351383.

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. The latest Statement of Additional Information has more details about the Fund’s shareholders that own beneficially 5% or more of the voting stock of any class of any Fund or 25% or more of a Fund and is available, without charge, upon request by calling (800) 282-3863 or on-line at www.sentinelinvestments.com.

Notes to Financial Statements

(5) Reorganizations:

Pursuant to separate Plans of Reorganization approved by the Board on June 12, 2014, as of the close of business on November 21, 2014, Sentinel Common Stock Fund acquired 100% of the voting equity interests, substantially all of the assets and assumed substantially all of the liabilities of Sentinel Capital Growth Fund and Sentinel Growth Leaders Fund, each a separate series of the Company, in tax-free reorganizations in exchange for shares of the Sentinel Common Stock Fund. The primary reason for the transactions was to combine two smaller Funds into a larger Fund with similar investment strategies and policies. For financial reporting purposes, the net assets received and shares issued by the Sentinel Common Stock Fund were recorded at fair value; however, the Sentinel Capital Growth and Sentinel Growth Leaders Funds’ respective cost of investments were carried forward to align ongoing reporting of the Sentinel Common Stock Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The merger conversion ratios and number of shares are presented in Note (4) and the value of shares issued by the Sentinel Common Stock Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and acquired unrealized appreciation (depreciation) as of the reorganization date were as follows:

								Total	Acquired	Acquired
				Total		Total		Net Assets of	Fund (1)	Fund (2)
			Total	Net Assets of		Net Assets of		Acquiring Fund	Unrealized	Unrealized
Acquiring	Acquired	Acquired	Net Assets of	Acquired		Acquired		After	Appreciation/	Appreciation/
Fund	Fund (1)	Fund (2)	Acquiring Fund	Fund (1)		Fund (2)		Acquisitions	(Depreciation)	(Depreciation)
Sentinel	Sentinel	Sentinel
Common	Capital	Growth
Stock Fund	Growth	Leaders
Class A	Fund	Fund
	Class A	Class A	$1,454,852,867	$103,227,604		$19,390,184		$1,577,470,655	$26,988,487	$3,971,852

Sentinel	Sentinel	Sentinel
Common	Capital	Growth
Stock Fund	Growth	Leaders
Class C	Fund	Fund
	Class C	Class C	86,979,534	2,754,933		894,514		90,628,981	(386,403)	117,874

Sentinel	Sentinel	Sentinel
Common	Capital	Growth
Stock Fund	Growth	Leaders
Class I	Fund	Fund
	Class I	Class I	927,779,435	491,366		4,675,706		932,946,507	(1,534,709)	113,276
		Totals	$2,469,611,836	$106,473,903	*	$24,960,404	*	$2,601,046,143	$25,067,375	$4,203,002

* The net assets of each of the Sentinel Capital Growth Fund and Sentinel Growth Leaders Fund were primarily comprised of investments with fair values of $106,502,576 and $24,967,667, respectively, just prior to the reorganizations.

The financial statements reflect the operations of the Sentinel Common Stock Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition.

(6) Investment Transactions:

Purchases and sales of investment securities (excluding short term obligations, forward foreign currency contracts, futures contracts, swaps and written options) for the fiscal year ended November 30, 2015 were as follows:

	Purchases of
	Other than U.S.
	Government	Purchases of U.S.	Sales of Other than	Sales of U.S.
	Direct and	Government Direct	U.S. Government	Government Direct
	Agency	and Agency	Direct and Agency	and Agency
Sentinel Fund	Obligations	Obligations	Obligations	Obligations
Balanced	$36,964,442	$216,867,215	$55,576,966	$222,607,952
Common Stock	252,977,030	—	626,198,396	—
Government Securities	7,940,254	402,914,469	19,193,994	500,840,301
International Equity	67,112,289	—	73,432,360	—
Low Duration Bond	152,878,359	—	164,278,983	206,290,582
Mid Cap	50,631,297	—	63,460,936	—
Multi-Asset Income	366,468,086	189,904,284	375,684,266	217,422,287
Small Company	670,646,726	—	851,506,465	—
Sustainable Core Opportunities	48,417,177	—	55,974,817	—
Sustainable Mid Cap Opportunities	55,740,852	—	69,979,581	—
Total Return Bond	366,332,125	2,592,411,789	316,257,263	2,532,873,525
Unconstrained Bond^	26,638,349	155,056,641	12,552,723	151,371,402

^ Commenced operations December 23, 2014.

Notes to Financial Statements

(7) Distributions to Shareholders:

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after November 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

At November 30, 2015, the Company had tax basis capital losses which may be used to offset future capital gains as follows:

	Capital Loss
Sentinel Fund	Carry Forward	Expiring on 11/30
Government Securities	$45,449,134	No Expiration (Short-Term)
	11,060,731	No Expiration (Long-Term)
Total	$56,509,865

Low Duration Bond	$505,428	2016
	2,065,072	2017
	16,447,278	2018
	32,731,463	2019
	25,545,078	No Expiration (Short-Term)
	42,196,138	No Expiration (Long-Term)
Total	$119,490,457

Total Return Bond	$8,100,766	No Expiration (Short-Term)
	12,712,157	No Expiration (Long-Term)
Total	$20,812,923

During the fiscal year ended November 30, 2015, the Funds utilized capital losses as follows:

Capital Losses
Sentinel Fund	Utilized
Sustainable Core Opportunities	$13,495,011

It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire. The following Funds had capital loss carry forwards expire last fiscal year:

Capital Losses
Sentinel Fund	Expired
Low Duration Bond	$916,192

Net ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from December 1, 2014 to November 30, 2015, the Funds elected to defer until the first business day of the next fiscal year for U.S. Federal income tax purposes net ordinary losses as stated below:

Ordinary Losses
Sentinel Fund	Deferred
Mid Cap	$479,571
Small Company	4,625,804

The tax character of distributions paid during the fiscal year ended November 30, 2015 were as follows:

	Ordinary	Long Term	Return of
Sentinel Fund	Income	Capital Gain	Capital	Total
Balanced	$4,538,159	$13,846,187	$—	$18,384,346
Common Stock	26,299,490	998,965	—	27,298,455
Government Securities	6,553,189	—	—	6,553,189
International Equity	2,241,462	19,511,422	—	21,752,884
Low Duration Bond	12,263,947	—	—	12,263,947
Mid Cap	2,313,734	25,188,190	—	27,501,924
Multi-Asset Income	8,251,204	20,893,052	—	29,144,256
Small Company	2,604,516	267,930,931	—	270,535,447
Sustainable Core Opportunities	2,064,388	—	—	2,064,388
Sustainable Mid Cap Opportunities	2,778,608	15,674,366	—	18,452,974
Total Return Bond	16,913,052	0	77,444	16,990,496
Unconstrained Bond^	316,833	0	—	316,833

^Commenced operations December 23, 2014.

Notes to Financial Statements

The tax character of distributions paid during the fiscal year ended November 30, 2014 were as follows:

	Ordinary	Long Term	Return of
Sentinel Fund	Income	Capital Gain	Capital	Total
Balanced	$3,885,429	$11,843,914	$—	$15,729,343
Common Stock	35,375,571	294,890,880	—	330,266,451
Government Securities	10,750,770	—	—	10,750,770
International Equity	1,830,638	—	—	1,830,638
Low Duration Bond	14,157,595	—	—	14,157,595
Mid Cap	—	14,572,316	—	14,572,316
Multi-Asset Income	5,621,218	—	—	5,621,218
Small Company	6,983,420	258,325,877	—	265,309,297
Sustainable Core Opportunities	1,374,730	—	—	1,374,730
Sustainable Mid Cap Opportunities	159,007	9,851,408	—	10,010,415
Total Return Bond	9,587,708	1,713,704	97,938	11,399,350

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Currently	Currently
	Distributable	Distributable Long	Unrealized
	Ordinary	Term Capital Gain or	Appreciation
Fund	Income	Capital Loss Carryover	(Depreciation)
Balanced	$3,370,643	$9,916,647	$88,242,386
Common Stock	35,844,761	137,721,278	953,352,151
Government Securities	138,291	(56,509,865)	3,642,844
International Equity	98,804	3,860,204	13,291,235
Low Duration Bond	318,386	(119,490,457)	(2,810,584)
Mid Cap	—	10,790,100	18,426,489
Multi-Asset Income	4,269,659	14,618,923	(3,431,628)
Small Company	—	158,309,725	152,950,674
Sustainable Core Opportunities	4,602,780	2,336,148	68,285,016
Sustainable Mid Cap Opportunities	1,626,638	9,264,068	12,247,242
Total Return Bond	—	(20,812,923)	(9,869,371)
Unconstrained Bond	45,608	—	(664,345)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

(8) Post Retirement Benefits:

Sentinel Group Funds, Inc. provides certain health care and life insurance benefits to certain of its retirees. The projected obligations for such benefits have been accrued and the total estimated liabilities as of November 30, 2015 included in the line item Accrued expenses on the Statement of Assets and Liabilities are as follows:

Sentinel Fund
Balanced — A	$7,662
Common Stock — A	63,588
Government Securities — A	6,357
Mid Cap — A	6,404

(9) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Notes to Financial Statements

(10) Subsequent Events:

On December 3, 2015, the Board of Directors approved the reorganization of the Sentinel Mid Cap Fund into the Sentinel Small Company Fund, subject to SEC approval. If approved, the reorganization is scheduled to be completed prior to March 29, 2016. Please see the latest Prospectus for further details.

On December 3, 2015, the Board of Directors approved the reorganization of the Sentinel Sustainable Mid Cap Opportunities Fund into the Sentinel Sustainable Core Opportunities Fund, subject to SEC approval. If approved, the reorganization is scheduled to be completed prior to March 29, 2016. Please see the latest Prospectus for further details.

On December 3, 2015, the Board of Directors approved a measure whereby each Director who is not an affiliate of SAMI will receive a base annual fee of $89,000 from the Company. The changes in annual fees became effective on January 1, 2016.

On December 16, 2015, the Sentinel Funds paid the following dividends and distributions per share (unaudited):

Net
	Investment	Short-Term	Long-Term
Sentinel Fund	Income	Capital Gain	Capital Gain
Balanced - A	$0 .261	$—	$0 .63931
Balanced - C	0 .225	—	0 .63931
Balanced - I	0 .275	—	0 .63931
Common Stock - A	0 .744	—	2 .68291
Common Stock - C	0 .664	—	2 .68291
Common Stock - I	0 .774	—	2 .68291
Common Stock - R6	0 .781	—	2 .68291
Government Securities - A	0 .027	—	—
Government Securities - C	0 .019	—	—
Government Securities - I	0 .028	—	—
International Equity - A	0 .121	—	0 .48726
International Equity - C	—	—	0 .48726
International Equity - I	0 .183	—	0 .48726
Low Duration Bond - A	0 .019	—	—
Low Duration Bond - I	0 .020	—	—
Low Duration Bond - S	0 .017	—	—
Mid Cap - A	—	—	1 .78870
Mid Cap - C	—	—	1 .78870
Mid Cap - I	—	—	1 .78870
Multi-Asset Income - A	$0 .043	$0.19036	$0 .65453
Multi-Asset Income - C	0 .035	0.19036	0 .65453
Multi-Asset Income - I	0 .047	0.19036	0 .65453
Small Company - A	—	—	0 .93514
Small Company - C	—	—	0 .93514
Small Company - I	—	—	0 .93514
Small Company - R6	—	—	0 .93514
Sustainable Core Opportunities - A	0 .411	—	0 .20016
Sustainable Core Opportunities - I	0 .469	—	0 .20016
Sustainable Mid Cap Opportunities - A	—	0.22721	1 .29400
Sustainable Mid Cap Opportunities - I	—	0.22721	1 .29400
Total Return Bond - A	0 .019	—	—
Total Return Bond - C	0 .011	—	—
Total Return Bond - I	0 .021	—	—
Total Return Bond - R3	0 .019	—	—
Total Return Bond - R6	0 .021	—	—
Unconstrained Bond - A	0 .013	0.01741	—
Unconstrained Bond - C	0 .007	0.01741	—
Unconstrained Bond - I	0 .014	0.01741	—

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Balanced Fund, Sentinel Common Stock Fund, Sentinel Government Securities Fund, Sentinel International Equity Fund, Sentinel Low Duration Bond Fund, Sentinel Mid Cap Fund, Sentinel Multi-Asset Income Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Sustainable Mid Cap Opportunities Fund, Sentinel Total Return Bond Fund and Sentinel Unconstrained Bond Fund, comprising Sentinel Group Funds, Inc. (hereafter referred to as the “Funds”) at November 30, 2015, the results of each of their operations, the changes in each of their net assets and each of their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York

January 20, 2016

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

As a shareholder of one or more of the Sentinel Funds, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/15 through 11/30/15.

Actual Expenses

The first line of each share class entry in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 06/01/15 through 11/30/15” to estimate the expenses you paid on your account during this period.

Certain Account Fees and Minimum Account Size

Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expenses for the period would be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate and currently charge an annual maintenance fee of $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee is deducted automatically from each such shareholder account on a quarterly pro-rated basis.

Miscellaneous Recurring Fees:

Retirement Custodial Accounts:
Annual Custodial Fee per Social Security Number	$15.00
Closeout Fee per Account	$15.00
Transfer of Assets per Transaction	$25.00
Service Fees:
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00
Copy of check-writing check written prior to March 2008	$10.00

Recurring Fees for Services for Employee Benefit Plans

The Sentinel Destinations platform offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Plans using the Sentinel Destinations platform will be subject to additional fees for the services provided. Contact your financial advisor or Sentinel Administrative Services, Inc. for more information regarding Sentinel Destinations.

Hypothetical Example for Comparison Purposes

The second line of each share class entry in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table.
(Unaudited)	More detailed expenses data is contained the accompanying Financial Statements and related Notes.

			Total	Beginning	Ending	Annualized	Expenses Paid
		Total Return	Return	Account Value	Account Value	Expense	from 06/01/15
Sentinel Fund	Fund Class	Description	Percentage	06/01/15	11/30/15	Ratio	through 11/30/15*
Balanced
	A Shares	Actual	-0.79	$1,000.00	$992.10	1.03	$5.14
		Hypothetical+	1.99	1,000.00	1,019.90	1.03	5.22
	C Shares	Actual	-1.17	1,000.00	988.29	1.80	8.97
		Hypothetical+	1.60	1,000.00	1,016.04	1.80	9.10
	I Shares	Actual	-0.65	1,000.00	993.49	0.79	3.95
		Hypothetical+	2.11	1,000.00	1,021.11	0.79	4.00

Common Stock
	A Shares	Actual	-0.90	1,000.00	991.01	1.00	4.99
		Hypothetical+	2.00	1,000.00	1,020.05	1.00	5.06
	C Shares	Actual	-1.31	1,000.00	986.94	1.76	8.77
		Hypothetical+	1.62	1,000.00	1,016.24	1.76	8.90
	I Shares	Actual	-0.77	1,000.00	992.29	0.70	3.50
		Hypothetical+	2.16	1,000.00	1,021.56	0.70	3.55
	R6 Shares	Actual	-0.74	1,000.00	992.57	0.61	3.05
		Hypothetical+	2.20	1,000.00	1,022.01	0.61	3.09

Government Securities
	A Shares	Actual	-0.08	1,000.00	999.23	0.96	4.81
		Hypothetical+	2.03	1,000.00	1,020.26	0.96	4.86
	C Shares	Actual	-0.48	1,000.00	995.15	1.68	8.40
		Hypothetical+	1.67	1,000.00	1,016.65	1.68	8.49
	I Shares	Actual	0.13	1,000.00	1,001.32	0.68	3.41
		Hypothetical+	2.17	1,000.00	1,021.66	0.68	3.45

International Equity
	A Shares	Actual	-5.79	1,000.00	942.09	1.44	7.01
		Hypothetical+	1.78	1,000.00	1,017.85	1.44	7.28
	C Shares	Actual	-6.36	1,000.00	936.44	2.56	12.43
		Hypothetical+	1.22	1,000.00	1,012.23	2.56	12.91
	I Shares	Actual	-5.62	1,000.00	943.79	1.05	5.12
		Hypothetical+	1.98	1,000.00	1,019.80	1.05	5.32

Low Duration Bond
	A Shares	Actual	-0.26	1,000.00	997.35	0.98	4.91
		Hypothetical+	2.02	1,000.00	1,020.16	0.98	4.96
	I Shares	Actual	-0.13	1,000.00	998.74	0.58	2.91
		Hypothetical+	2.22	1,000.00	1,022.16	0.58	2.94
	S Shares	Actual	-0.33	1,000.00	996.66	1.03	5.16
		Hypothetical+	1.99	1,000.00	1,019.90	1.03	5.22

Mid Cap
	A Shares	Actual	-3.95	1,000.00	960.48	1.30	6.39
		Hypothetical+	1.85	1,000.00	1,018.55	1.30	6.58
	C Shares	Actual	-4.32	1,000.00	956.81	2.17	10.64
		Hypothetical+	1.42	1,000.00	1,014.19	2.17	10.96
	I Shares	Actual	-3.87	1,000.00	961.35	1.15	5.65
		Hypothetical+	1.93	1,000.00	1,019.30	1.15	5.82

			Total	Beginning	Ending	Annualized	Expenses Paid
		Total Return	Return	Account Value	Account Value	Expense	from 06/01/15
Sentinel Fund	Fund Class	Description	Percentage	06/01/15	11/30/15	Ratio	through 11/30/15*
Multi-Asset Income
	A Shares	Actual	-1.99	$1,000.00	$980.15	1.02	$5.06
		Hypothetical+	2.00	1,000.00	1,019.95	1.02	5.16
	C Shares	Actual	-2.34	1,000.00	976.62	1.75	8.67
		Hypothetical+	1.63	1,000.00	1,016.29	1.75	8.85
	I Shares	Actual	-1.85	1,000.00	981.49	0.73	3.63
		Hypothetical+	2.14	1,000.00	1,021.41	0.73	3.70

Small Company
	A Shares	Actual	-2.79	1,000.00	972.13	1.27	6.28
		Hypothetical+	1.87	1,000.00	1,018.70	1.27	6.43
	C Shares	Actual	-2.91	1,000.00	970.94	1.91	9.44
		Hypothetical+	1.55	1,000.00	1,015.49	1.91	9.65
	I Shares	Actual	-2.64	1,000.00	973.55	0.86	4.25
		Hypothetical+	2.08	1,000.00	1,020.76	0.86	4.36
	R6 Shares	Actual	-2.10	1,000.00	979.02	0.75	3.72
		Hypothetical+	2.13	1,000.00	1,021.31	0.75	3.80

Sustainable Core Opportunities
	A Shares	Actual	-2.18	1,000.00	978.19	1.21	6.00
		Hypothetical+	1.90	1,000.00	1,019.00	1.21	6.12
	I Shares	Actual	-2.03	1,000.00	979.68	0.88	4.37
		Hypothetical+	2.07	1,000.00	1,020.66	0.88	4.46

Sustainable Mid Cap Opportunities
	A Shares	Actual	-4.61	1,000.00	953.90	1.26	6.17
		Hypothetical+	1.88	1,000.00	1,018.75	1.26	6.38
	I Shares	Actual	-4.57	1,000.00	954.35	1.08	5.29
		Hypothetical+	1.96	1,000.00	1,019.65	1.08	5.47

Total Return Bond
	A Shares	Actual	-1.29	1,000.00	987.14	0.89	4.43
		Hypothetical+	2.06	1,000.00	1,020.61	0.89	4.51
	C Shares	Actual	-1.71	1,000.00	982.93	1.67	8.30
		Hypothetical+	1.67	1,000.00	1,016.70	1.67	8.44
	I Shares	Actual	-1.20	1,000.00	988.00	0.67	3.34
		Hypothetical+	2.17	1,000.00	1,021.71	0.67	3.40
	R3 Shares	Actual	-1.29	1,000.00	987.14	0.89	4.43
		Hypothetical+	2.06	1,000.00	1,020.61	0.89	4.51
	R6 Shares	Actual	-1.10	1,000.00	989.03	0.69	3.44
		Hypothetical+	2.16	1,000.00	1,021.61	0.69	3.50

Unconstrained Bond Fund
	A Shares	Actual	-1.87	1,000.00	981.33	1.18	5.86
		Hypothetical+	1.92	1,000.00	1,019.15	1.18	5.97
	C Shares	Actual	-2.26	1,000.00	977.38	1.87	9.27
		Hypothetical+	1.57	1,000.00	1,015.69	1.87	9.45
	I Shares	Actual	-1.81	1,000.00	981.93	1.00	4.97
		Hypothetical+	2.00	1,000.00	1,020.05	1.00	5.06

* Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

+ Hypothetical assumes a 5.00% annual return less expenses for the period.

Additional Information for Shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions (unaudited)

Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended November 30, 2015. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2015. The information required to complete your income tax returns for the calendar year will be sent to you in February 2016.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds. All of the dividends paid by the Sentinel Georgia Municipal Bond Fund from its net income are tax-exempt for Federal income tax purposes and no earnings in the Fund are subject to an alternative minimum tax.

	Dividends	Qualified	Long-Term	Tax-Exempt
	Received	Dividend	Capital Gain	Income
Sentinel Fund	Deduction	Income	Distributions	Distributions
Balanced	94.46%	100.00%	$13,846,187	$—
Common Stock	100.00	100.00	998,965	—
Georgia Municipal Bond*	0.00	0.00	219,412	22,286
International Equity	0.00	100.00	19,511,422	—
Mid Cap	100.00	100.00	25,188,190	—
Multi-Asset Income	7.54	13.62	20,893,052	—
Small Company	100.00	100.00	267,930,931	—
Sustainable Core Opportunities	92.38	100.00	—	—
Sustainable Mid Cap Opportunities	43.96	51.74	15,674,366	—

*The Sentinel Georgia Municipal Bond Fund was liquidated on May 29, 2015.

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge on-line at www.sentinelinvestments.com and at www.sec.gov, or by calling 1-800-282-FUND (3863).

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

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Board Approval of Investment Advisory Agreements (Unaudited)

Sentinel Group Funds, Inc. (the “Company”) has entered into advisory agreements (collectively, “Advisory Agreements”) with Sentinel Asset Management, Inc. (“Advisor”) for each of its series funds (each a “Fund” and collectively, “Funds”). As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Directors of the Company (the “Board” or the “Directors”) considers on an annual basis whether to approve the continuance of these agreements for an additional year. The Advisory Agreements were last approved by the Board on August 19, 2015.

Contract Review Process

In anticipation of the annual consideration of the renewal of the Advisory Agreements, the Directors who are not interested persons of any Fund (as such persons are defined in the Investment Company Act) (the “Independent Directors”) considered, at meetings held in March and June 2015, the process to be followed in connection with the 2015 review of the Advisory Agreements. The Funds’ counsel, which is independent of the Advisor, participated in those discussions. Prior to the June 2015 meeting, and as part of this process, the Governance, Contracts and Nominating Committee of the Board submitted a letter to the Advisor requesting specific information to be provided to the Independent Directors for review as part of their deliberations.

The Independent Directors met to consider the continuance of the Advisory Agreements on July 16, 2015. Prior to that meeting, the Advisor provided the Independent Directors with information described below relating to the Advisor and its affiliates, and the Advisory Agreements. In addition, also prior to such meeting, the Funds’ counsel provided the Independent Directors with a memorandum discussing the legal standards for their consideration of the Advisory Agreements. Following the July 16, 2015 meeting, the Independent Directors requested and received additional information from the Advisor. The Board, including all of the Independent Directors, met on August 17-19, 2015 to further consider the continuance of the Advisory Agreements. The Funds’ counsel participated in the July 16 and August 17-19 meetings.

The Board’s approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory related services provided by the Advisor and its affiliates, and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed to be relevant, including performance information provided by Morningstar Inc. (“Morningstar”) for each Fund’s Class A shares as compared to the Class A shares of similar mutual funds not managed by the Advisor; the nature, extent and quality of services rendered by the Advisor and its affiliates; revenue received by the Advisor and its affiliates from the Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each of the Funds; Fund advisory fees and Class A share expense information provided by Morningstar as compared to those of similar mutual funds not managed by the Advisor; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the policies and practices of the Advisor regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect (so-called “fallout”) benefits that the Board Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor to other clients with similar objectives; the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor; the compliance record of the Advisor and affiliates under applicable laws and under their respective internal compliance programs; and the terms of the Advisory Agreements.

The Board’s conclusions on a series of points relating to the Advisor, the services it provides and the Advisory Agreements are summarized below. The conclusions were based on the review described above.

Advisor Personnel and Investment Process

Each quarter the Directors discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar. The Board also discussed with the Advisor details regarding the Advisor’s hiring plan to expand the number of its investment professionals.

The Board determined the Advisor was an asset management firm with appropriate knowledge and experience to manage the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to provide consistent services to the Funds.

Fund Performance

The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness in terms of Fund performance. At the July and August, 2015 meetings, the Board considered the Funds’ 1-, 3-, 5- and 10-year net returns as of March 31, 2015 as compared to net return information provided by Morningstar for each Fund’s peer group and category identified by Morningstar. The Board also considered information prepared by Morningstar covering other time periods and reviewed each Fund’s most recent quarterly performance.

The Board discussed with the Advisor the portfolio management of each of the Funds, including the relatively poorer performing Funds in relation to their Morningstar peers and the specific reasons for any underperformance. Management advised the Board that, in its opinion, as reflected in Morningstar materials provided to the Board, the International Equity, Multi-Asset Income and Small Company Funds have generated strong peer group rankings over the past year, and in the case of the International Equity Fund, strong relative performance for the prior 1-, 3- and 5- year time frames. With respect to the relatively poorer performing Funds, including the Common Stock Fund, the Government Securities Fund, the Low Duration Bond Fund, the Mid Cap Fund, the Sustainable Core Opportunities Fund and the Sustainable Mid Cap Fund, management provided supplemental information relating to the Funds’ investment strategies or other factors (such as relative size) that had impacted relative performance and the steps the Advisor had taken or proposes to take to improve the performance.

After reviewing the supplemental information, steps to be undertaken by the Advisor, and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance and related information for each of the Funds and the Advisor supported the approval of the Advisory Agreements.

Board Approval of Investment Advisory Agreements

Advisory Fees and Expenses

The Board reviewed each Fund’s total expense ratio for the fiscal period ended November 30, 2014 (including advisory fees) compared to those of the other funds in its Morningstar peer group. The Board noted instances where expense ratios for individual Funds were higher than the median expense ratio in the peer group information provided by Morningstar. The Independent Directors requested and received information from the Advisor regarding the reasons for any increase or material decrease in any of the Funds’ operating expense ratios as compared to the ratio for the prior year. The Advisor noted that three Funds, Government Securities Fund, Low Duration Bond Fund and Sustainable Core Opportunities Fund) are in the 4th and 5th quintiles for total expenses. For the Government Securities and Low Duration Bond Funds, it was noted that a decrease in net assets throughout the year resulted in higher advisory fees and higher transfer agency fees as compared to previous years. Seven of the Funds had lower advisory fees for the fiscal period ended November 30, 2014, generally due to net assets above one or more breakpoints in fiscal 2014. The Advisor noted steps taken to manage Fund expenses. The Independent Directors also noted that the Advisor had entered into various agreements to limit its advisory fee or cap expenses to certain Funds or specified shares classes. The Advisor also noted that it has eliminated its transfer agency function, and the Funds have entered into an agreement with BFDS for transfer agency services, which they anticipate will result in lower transfer agency fees paid by the Funds. After reviewing this and related information, including information regarding advisory fees the Advisor charges to other clients, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the fees and expenses of the Funds supported the approval of the Advisory Agreements.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Directors also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2014 pre- and post-tax, and pre- and post-distribution profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the pre-tax profitability of several publicly held investment management companies. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the cost allocation methodologies were reasonable and that the profitability of the Advisor was not inconsistent with industry data.

Economies of Scale

The Board considered whether there had been economies of scale with respect to the management of the Funds, how economies might be generated, and whether the Funds had appropriately benefitted from any available economies of scale. The Board noted that all of the Funds were currently subject to an advisory fee breakpoint schedule. It also considered the current level of assets of each Fund.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the Funds appropriately participate in economies of scale.

Conclusion

After several meetings of the Board, including deliberations by the Independent Directors without the presence of employees of the Advisor or its affiliates, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Directors may have attributed different weights to the various factors considered.

Directors (Unaudited)

There are eight Directors of Sentinel Group Funds, Inc. Their names and other information about the six independent Directors currently responsible of the twelve Funds currently comprising Sentinel Group Funds, Inc. are set forth below. Information concerning the two affiliated Directors “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Directors and is available, request by calling (800) 282-3863.

Position and Length
Name, Address, Age	of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Gary Dunton (60) National Life Drive Montpelier, VT 05604	Director, since 2013	Dunton Consulting (an insurance industry consulting firm) — Principal, since 2008; MBIA, Inc. — Chairperson, President and Chief Executive Officer, from 2004 to 2008	None

Deborah G. Miller (66) National Life Drive Montpelier, VT 05604	Director, since 1995; Governance, Contracts & Nominating Committee Chair, from 2009 to 2011	Enterprise Catalyst Group (a management consulting firm) — Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) — Chief Executive Officer, from 2005 to 2007	Libby Glass — Director, since 2003; Wittenberg University — Director, since 1998

John Pelletier (52) National Life Drive Montpelier, VT 05604	Director, since 2013

Center for Financial Literacy at Champlain College — Director, since 2010; Sterling Valley Consulting LLC (a financial services consulting firm) — Principal, since 2009; Eaton Vance Corporation — Chief Legal Officer, from 2007 to 2008; Natixis Global Associates — Chief Operating Officer, from 2004 to 2007; General Counsel, from 1997 to 2004

None

John Raisian, Ph.D. (66) National Life Drive Montpelier, VT 05604	Director, since 1996; Lead Independent Director, since 2013	Hoover Institution at Stanford University — Director and Senior Fellow, since 1986	None

Richard H. Showalter (68) National Life Drive Montpelier, VT 05604	Director, since 2003; Audit, Compliance & Valuation Committee Chair, since 2012; Lead Independent Director, from 2005 to 2012

Dartmouth-Hitchcock — Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center — Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance — Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital - Senior Vice President and Chief Financial Officer, from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer, from 1999 to 2007

None

Angela E. Vallot (59) National Life Drive Montpelier, VT 05604	Director, since 1996; Governance, Contracts & Nominating Committee Chair, since 2013 and from 2004 to 2009

VallotKarp Consulting (a diversity and inclusion consulting firm) — President, since 2004; Colgate-Palmolive Company (a consumer products company) — Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) — Director of Diversity, from 1997 to 2001

None

Officers (Unaudited)

The names of and other information relating to the Directors who are officers and “interested persons” of the Funds as defined in the 1940 Act, as amended, and to the other officers of the Funds is set forth below.

Position and Length
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Mehran Assadi (57)** National Life Drive Montpelier, VT 05604	Chair and Director, since March 2015

National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) — President and Chief Executive Officer, since 2009; President — Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009; Sentinel Variable Products Trust (“SVPT”) — Chairperson, since 2009

None

Thomas H. Brownell (55)** National Life Drive Montpelier, VT 05604	Director, since March 2015; President and Chief Executive Officer, since 2013

National Life — Executive Vice President and Chief Investment Officer, since 2013; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) — President and Chief Executive Officer, since 2013; SVPT — President, since 2013

N/A

D. Russell Morgan (60) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; SVPT — Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005; National Life — Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. — Counsel, from 1986 to 2005; Advisor, Sentinel Administrative Services Company (“SASC”), Sentinel Financial Services Company (“SFSC”) — Counsel, from 1993 to 2005

N/A

Philip G. Partridge, Jr. (39) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since December 2014

Advisor — Vice President, since May 2015; Chief Financial Officer, since December 2014; SFSC — Vice President and Chief Financial Officer, since May 2015; Vice President and Assistant Treasurer, from 2006 to May 2015; Sentinel Administrative Services, Inc. (“SASI”) — Vice President and Chief Financial Officer, since May 2015

N/A

Lisa F. Muller (48) National Life Drive Montpelier, VT 05604	Secretary, since 2008

SASI — President, Chief Executive Officer and Senior Counsel, since October 2015; Senior Counsel and Chief Operating Officer, from August 2015 to October 2015; Advisor — Senior Counsel and Chief Operating Officer, since August 2015; SFSC — Senior Counsel, since 2011; Counsel, from 2008 to 2011; National Life; Advisor; SASI — Senior Counsel, from 2011 to August 2015; Counsel, from 2008 to 2011; SVPT — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

N/A

John K. Landy (56) National Life Drive Montpelier, VT 05604	Vice President, since 2002	SASI — Senior Vice President, since 2006; SVPT — Vice President, since 2004; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Thomas P. Malone (59) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997	SASI — Vice President, since 2006; SVPT — Vice President and Treasurer, since 2000; SASC — Vice President, from 1998 to 2006	N/A

Scott G. Wheeler (50) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since 1998	SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; SVPT — Assistant Vice President and Assistant Treasurer, since 2004; SASC — Assistant Vice President, from 1998 to 2006	N/A

Lindsay E. Staples (34) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; SVPT — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010; National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, from 2004 to 2006

N/A

* Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

** Mr. Assadi is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Advisor’s parent company and Mr. Brownell is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Advisor.

Investment Advisor

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Custodian and Dividend Paying Agent

State Street Bank & Trust Company -

Kansas City

Transfer Agent and Shareholder Servicing Agent

Boston Financial Data Services, Inc.

Administrator

Sentinel Administrative Services, Inc.

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One National Life Drive, Montpelier, VT 05604

Sentinel is headquartered above the noise of Wall Street, in Montpelier, Vermont.

We are an integral part of National Life Group, a mutually-held family of financial service companies with roots dating back to 1848.

Sentinel’s range of actively managed mutual funds are designed to find attractive returns through the combination of quantitative analysis and deep fundamental research.

Learn more about Sentinel:

800.282.FUND

www.sentinelinvestments.com

@sentinelinvest

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc.

Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. 43602 SF0104(0116)

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2015, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended November 30, 2015 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers and that relates to any element of the code of ethics definition.

(d) There were no waivers granted during the fiscal year ended November 30, 2015 from any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e)Not applicable.

(f)A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that Gary Dunton, John Pelletier and Richard H. Showalter, Jr. are the Audit Committee Financial Experts serving on the Registrant’s Audit Committee and all are independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2014	$360,366
2015	$341,675

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant’s transfer agent, Sentinel Administrative Services, Inc. (“SASI”), aggregate fees for services which in both years related to the SASI SAS 70 or SSAE 16 report, as the case may be, in the last two fiscal years as follows:

2014	$70,000
2015	$0.00

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund’s applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2014	$84,700
2015	$81,973

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant’s Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant’s financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)                   Not applicable.

(b)                   Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended November 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By:	/s/ Thomas H. Brownell
Thomas H. Brownell,
President & Chief
Executive Officer

Date: February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas H. Brownell
Thomas H. Brownell,
President & Chief
Executive Officer

Date: February 5, 2016

By:	/s/ Philip G. Partridge, Jr.
Philip G. Partridge, Jr.
Chief Financial Officer

Date: February 5, 2016